Exhibit 10.19

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

AMENDED AND RESTATED

RESEARCH COLLABORATION AND LICENSE AGREEMENT

Between

TANGO THERAPEUTICS, INC.

and

GILEAD SCIENCES, INC.

dated

August 17, 2020

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(continued)

-ii-

(continued)

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(continued)

-iv-

(continued)

Page

EXHIBITS

Exhibit 1.73:	Development Candidate Opt-In Point
Exhibit 1.168:	Knowledge
Exhibit 1.224:	Research Plan
Exhibit 2.11.1:	Certain Tango Independent Targets
Exhibit 3.5.2:	Joint Development and Co-Detail Terms

-v-

AMENDED AND RESTATED
RESEARCH COLLABORATION AND LICENSE AGREEMENT

THIS AMENDED AND RESTATED RESEARCH COLLABORATION AND LICENSE AGREEMENT (this “Agreement”), effective as of August 17, 2020 (the “Amendment Date”), by and between Gilead Sciences, Inc., a corporation organized and existing under the laws of Delaware, having an address at 333 Lakeside Drive, Foster City, CA 94404 (“Gilead”) and Tango Therapeutics, Inc., a corporation organized and existing under the laws of Delaware, having an address at 100 Binney Street, Suite 700, Cambridge, Massachusetts 02142 (“Tango”). Tango and Gilead are referred to herein, individually, as a “Party” and, together, as the “Parties.”

BACKGROUND

A. Tango has created: (i) a proprietary CRISPR-based oncology target discovery engine [***].

B. Gilead is a pharmaceutical company with expertise in the development and commercialization of pharmaceutical products.

C. The Parties entered into that certain Research Collaboration and License Agreement (the “Original Agreement”), dated October 22, 2018 (the “Original Effective Date”), and have conducted a research collaboration under such Original Agreement (the “Original Research Collaboration”).

D. The Parties desire to amend and restate the Original Agreement as set forth in this Agreement.

E. Simultaneously with entering into this Agreement, the Parties are entering into a stock purchase agreement and certain related agreements, pursuant to which Tango will issue, and Gilead will purchase, shares of capital stock of Tango on the terms and conditions set forth therein.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein below, and other good and valuable consideration, the sufficiency of which is hereby acknowledged by both Parties, the Parties agree as follows:

1. DEFINITIONS AND INTERPRETATION

Whenever used in this Agreement with an initial capital letter, the terms defined in this Article 1 and elsewhere in this Agreement, whether used in the singular or plural, shall have the meanings specified.

1.1 “Accounting Firm” shall have the meaning set forth in Section 7.4.2(a).

1.2 “Acquiring Entity” means, collectively, the Third Party referenced in the definition of Change of Control and such Third Party’s Affiliates, other than the applicable Party in the definition of Change of Control and such Party’s Affiliates, determined immediately prior to the closing of such Change of Control.

1.3 “Acquiring Party” shall have the meaning set forth in Section 5.5.4(a)(i).

1.4 “Act” means, as applicable, the United States Federal Food, Drug and Cosmetic Act, 21 U.S.C. §§ 301 et seq., or the Public Health Service Act, 42 U.S.C. §§ 262 et seq.

1.5 “Additional Active” shall have the meaning set forth in Section 1.48.

1.6 “Affiliate” means, with respect to a Person, any other Person controlling, controlled by or under common control with such first Person, for so long as such control exists. For purposes of this Section 1.6 only, “control” means: (a) direct or indirect ownership of fifty percent (50%) or more of the stock or shares having the right to vote for the election of directors of a corporate entity or fifty percent (50%) or more of the equity or other ownership interest in the case of any other type of legal entity, or status as a general partner in any partnership; or (b) the possession, directly or indirectly, of the power to direct, or cause the direction of, the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

1.7 “Agreement” shall have the meaning set forth in the Preamble.

1.8 “Alliance Manager” shall have the meaning set forth in Section 4.1.

1.9 “Amendment Date” shall have the meaning set forth in the Preamble.

1.10 “ANDA” means an abbreviated new drug application filed pursuant to the requirements of the FDA pursuant to 21 C.F.R. Part 314 to obtain regulatory approval for a product in the United States, or the equivalent application or filing in another country (as applicable).

1.11 “Annual Net Sales” means, with respect to a particular Financial Product and Calendar Year, all Net Sales of such Financial Product during such Calendar Year.

1.12 “Antitrust Filings” shall have the meaning set forth in Section 2.15.1.

1.13 “Antitrust Laws” shall mean any federal, state, or foreign statutes, rules, regulations, orders, or decrees that are designed to prohibit, restrict, or regulate actions having the purpose or effect of monopolization, lessening of competition or restraint of trade, including the HSR Act.

1.14 “Applicable Laws” means all federal, state, local, national and supra-national laws, statutes, treaties (including tax treaties), rules and regulations, including any rules, regulations, guidelines or requirements of Regulatory Authorities, national securities exchanges or securities listing organizations that may be in effect from time to time during the Term and applicable to a particular activity hereunder.

1.15 “Audited Party” shall have the meaning set forth in Section 7.4.2(a).

1.16 “Baseline Criteria” shall have the meaning set forth in Section 2.3.1.

1.17 “Biosimilar” means, with respect to a Financial Product in a particular country in the Territory, any product that is approved as: (a) a “biosimilar” (in the United States) of such Financial Product; (b) a “similar biological medicinal product” (in the EU) with respect to which such Financial Product is the “reference medicinal product;” or (c) if not in the US or EU, the foreign equivalent of a “biosimilar” or “similar biological medicinal product” of such Financial Product, in each case ((a) through (c)), for use in such country pursuant to an expedited regulatory approval process governing approval of generic biologics based on the then-current standards for Marketing Approval in such country (e.g., the Biologics Price Competition and Innovation Act of 2009 or an equivalent under foreign law) and where such Marketing Approval was based in significant part upon clinical data generated by a Party or its Related Parties with respect to such Financial Product.

1.18 “BLA” means a Biologics License Application filed pursuant to the requirements of the FDA under Section 351(k) of the Public Health Service Act and 12 C.F.R. Section 601.2 to obtain regulatory approval for a biologic product in the United States, or the equivalent application or filing in another country (as applicable).

1.19 “Block” shall have the meaning set forth in Section 3.5.1(b).

1.20 “Business Day” means any day other than: (a) a Saturday, Sunday or any other day on which commercial banks in New York, New York, US or San Francisco, California, US are authorized or required by Applicable Laws to remain closed; (b) the seven (7)-day period from Monday through Sunday during each Calendar Year which includes July 4; and (c) December 26 through December 31.

1.21 “Calendar Quarter” means any respective period of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31 of any Calendar Year, except that the first Calendar Quarter of the Term shall commence on the Original Effective Date and end on the first to occur of March 31, June 30, September 30 and December 31 after the Original Effective Date, and the last Calendar Quarter shall end on the last day of the Term.

1.22 “Calendar Year” means each successive period of twelve (12) months commencing on January 1 and ending on December 31, except that the first Calendar Year of the Term shall commence on the Original Effective Date and end on December 31 of the year in which the Original Effective Date occurs and the last Calendar Year of the Term shall commence on January 1 of the year in which the Term ends and end on the last day of the Term.

1.23 “[***]” means [***].

1.24 “Change of Control” means, with respect to a Party: (a) a merger or consolidation of such Party with a Third Party that results in the voting securities of such Party outstanding immediately prior thereto, or any securities into which such voting securities have been converted or exchanged, ceasing to represent at least fifty percent (50%) of the combined voting power of the surviving entity or the parent of the surviving entity immediately after such merger or consolidation; (b) a transaction or series of related transactions in which a Third Party, together with its Affiliates, acquires fifty percent (50%) or more of the combined voting power of the outstanding securities of such Party; or (c) the sale or other transfer to a Third Party of all or substantially all of such Party’s business, in each case, other than in connection with the issuance or sale of equity securities for financing purposes.

1.25 “Clinical POC Assumptions” shall have the meaning set forth in Section 6.3.4(d).

1.26 “Clinical POC Clinical Trial” shall have the meaning set forth in Section 1.28.

1.27 “Clinical POC Disclosure Date” means, with respect to a Target which has achieved the Clinical POC Opt-In Point, the date on which the corresponding Opt-In Data Package is delivered to the JRDC in accordance with Section 2.6.

1.28 “Clinical POC Opt-In Point” means, with respect to a Target, demonstration, as determined by the JSC, for a Product Directed To such Target pursuant to [***]Clinical Trials (each, a “Clinical POC Clinical Trial”) of: (a) [***] (b) [***]; (c) [***]; and (d) such other requirements as may be set forth in the applicable Development Plan.

1.29 “Clinical Trial” means a Phase I Clinical Trial (including a Phase Ib Clinical Trial), Phase II Clinical Trial, Phase III Clinical Trial, Registrational Clinical Trial, or any post-approval or other human clinical trial, as applicable.

1.30 “Code” shall have the meaning set forth in Section 12.5.

1.31 “Co-Detail Blocked Gilead Financial Product” means a Co-Detail Eligible Gilead Financial Product for which Gilead has exercised its Co-Detail Blocking Right.

1.32 “Co-Detail Blocking Right” shall have the meaning set forth in Section 3.5.1(b).

1.33 “Co-Detail Eligible Gilead Financial Product” means [***].

1.34 “Co-Detail Exercise Notice” shall have the meaning set forth in Section 3.5.1(f).

1.35 “Co-Detail Information Request” shall have the meaning set forth in Section 3.5.1(f).

1.36 “Co-Detail Know-How” means all Know-How which: (a) is Controlled by Gilead or any of its Affiliates as of the effective date of a Joint Development and Co-Detail Agreement or during the term thereof with respect to the applicable Co-Detail Product; and (b) is necessary or reasonably useful to Tango in performing its detailing obligations for such Co-Detail Product in accordance with such Joint Development and Co-Detail Agreement.

1.37 “Co-Detail Negotiation Period” shall have the meaning set forth in Section 1.37.2.

1.38 “Co-Detail Option” shall have the meaning set forth in Section 3.5.1(a).

1.39 “Co-Detail Option Data Package” means, with respect to the lead Co-Detail Eligible Gilead Financial Product for a Gilead Program: (a) if Tango has received a Gilead Registrational Clinical Trial Notice for such Product, a copy of the protocol for the Registrational Clinical Trial (or, where a protocol of such Registrational Clinical Trial has not been finalized, the most-recent draft of such protocol) referenced in such Gilead Registrational Clinical Trial Notice; (b) all material (as determined by the JSC) internal research and development reports and data packages, to the extent applicable to such Product; (c) all material (as determined by the JSC) manufacturing processes and manufacturing information to the extent reasonably necessary to evaluate such Product; (d) any other material Regulatory Materials; (e) copies of any patents or patent applications; (f) the results of any intellectual property diligence performed by or on behalf of Gilead; (g) a copy of any development plan prepared by or on behalf of Gilead and any budget associated therewith; and (h) a copy of any marketing plan prepared by or on behalf of Gilead and any budget associated therewith, in each case ((a) through (h)), to the extent directly related to such Product and Controlled by and in the possession of Gilead or any of its Affiliates. In the event that the applicable Co-Detail Eligible Gilead Financial Product is a Combination Product, the Co-Detail Option Data Package for such Product shall not contain any Know-How to the extent (i) related to any Additional Active included in such Product and (ii) not Controlled by Gilead or any of its Affiliates.

1.40 “Co-Detail Option Notice End Date” means, with respect to a Co-Detail Eligible Gilead Financial Product, the earlier of: (a) [***]; and (b) [***].

1.41 “Co-Detail Option Period” shall have the meaning set forth in Section 3.5.1(f).

1.42 “Co-Detail Patent Rights” means all Patent Rights which: (a) are Controlled by Gilead or any of its Affiliates as of the effective date of a Joint Development and Co-Detail Agreement or during the term thereof which Cover the applicable Co-Detail Product; and (b) are necessary or reasonably useful to Tango in performing its detailing obligations for such Co-Detail Product in accordance with such Joint Development and Co-Detail Agreement.

1.43 “Co-Detail Product” means a Co-Detail Eligible Gilead Financial Product with respect to which Tango has exercised its Co-Detail Option in accordance with Section 3.5 and for so long as the Co-Detail Term with respect to such Product remains in effect.

1.44 “Co-Detail Technology” means the Co-Detail Patent Rights and the Co-Detail Know-How.

1.45 “Co-Detail Term” means, with respect to a Co-Detail Product, that period from the later of: (a) [***]; or (b) if applicable, expiration of the period in which [***], until the earlier of: (i) the date of [***]; or (ii) the expiration or termination of the [***]

1.46 “COGS” means, with respect to the supply of a Co-Detail Product, the product of the Standard Cost of Manufacturing such Co-Detail Product and the number of units of the applicable Co-Detail Product.

1.47 “Collaboration Results” means any and all data, information, and other Know-How generated under the Research Collaboration, including: (a) the summaries and reports provided to Gilead by Tango pursuant to Section 2.3.4; (b) the Proposed Screen Hit Lists (and any information therein); (c) the Screen Hits; and (d) each Data Package (and any additional information) provided by Tango in accordance with Section 2.7.3 or Section 2.9.3(b) with respect to the relevant Target; provided, that any such Data Package(s) and additional information related to any Declined Target(s) (collectively, the “Declined Results”) shall not constitute Collaboration Results (and, instead, shall constitute Other Collaboration Information). For the avoidance of doubt, and notwithstanding anything herein to the contrary, Tango Background Technology, Target Discovery Platform Improvements, the Existing Programs and the Tango Third Party Agreements, even if included in any of the foregoing, are not Collaboration Results.

1.48 “Combination Product” means: (a) [***]; or (b) a [***], and, in each case ((a) and (b)), [***].

1.49 “Commercialization Milestone Event” shall have the meaning set forth in Section 6.6.2.

1.50 “Commercialization Milestone Payment” shall have the meaning set forth in Section 6.6.2.

1.51 “Commercially Reasonable Efforts” means [***].

1.52 “Committee” shall have the meaning set forth in Section 4.2.

1.53 “Competing Product” shall have the meaning set forth in Section 5.5.4(a)(i).

1.54 “Competing Product Infringement” shall have the meaning set forth in Section 8.3.1.

1.55 “Compulsory License” means, with respect to a Product in a country or territory, a license or rights granted to a Third Party by a governmental agency within such country or territory to sell or offer for sale such Product in such country or territory under any Patent Rights or Know-How owned or controlled by either Party or its Related Parties without direct or indirect authorization from such Party or its Related Parties.

1.56 “Compulsory Licensee” means a Third Party granted a Compulsory License.

1.57 “Confidential Information” means all Know-How which is generated by or on behalf of a Party under this Agreement or which one Party or any of its Affiliates or contractors has provided or otherwise made available to the other Party or any of its Affiliates, whether made available orally, in writing, or in electronic form, including: (a) such Know-How comprising or relating to concepts, discoveries, Inventions, data, designs or formulae arising from this Agreement; and (b) any unpublished patent applications disclosed hereunder. The existence and terms of this Agreement constitute Confidential Information of both of the Parties.

1.58 “[***]” means that [***], by and between Tango and Gilead, dated [***].

1.59 “Control” or “Controlled” means, with respect to any material, Know-How, or intellectual property right (including Patent Rights), that a Party: (a) owns; or (b) has a license to such material, Know-How, or intellectual property right and, in each case, has the power to grant to the other Party access, a license, or a sublicense (as applicable) to the same on the terms and conditions set forth in this Agreement without violating any obligations of the granting Party to a Third Party. Notwithstanding anything to the contrary in this Agreement, in the event of a Change of Control of a Party, the following shall not be deemed to be Controlled by such Party: (a) any materials, Know-How or other intellectual property right (including Patent Rights) owned or licensed by the Acquiring Entity of such Party immediately prior to the closing of such Change of Control; and (b) any materials, Know-How or other intellectual property right (including Patent Rights) that any Acquiring Entity of such Party subsequently develops without accessing or practicing the Target Discovery Platform, the Target Discovery Platform Technology, any Invention, any unpublished Gilead Patent Rights or any Tango Technology. For clarity, Joint Inventions and Joint Patent Rights will be deemed Controlled by both Parties.

1.60 “Controlled Disclosure Process” means, with respect to a particular item to be disclosed by Tango under this Agreement, that such item shall be disclosed solely: (a) through a JRDC-approved, auditable data-sharing platform (e.g., SharePoint) (provided, that Gilead may waive the requirement set forth in this sub-clause (a) upon written notice to Tango with respect a given item or all items to be disclosed by Tango under this Agreement); and (b) to Gilead’s designees on the JRDC and such other personnel of Gilead or its Affiliates specifically designated in writing by any Gilead JRDC representative.

1.61 “Controlling Party” shall have the meaning set forth in Section 8.3.4.

1.62 “Covered” or “Covers” means, with respect to a product or Target in a particular country, that the manufacture, use, sale or importation of such product or a product Directed To such Target, as applicable, in such country would, but for the licenses granted herein, infringe a Valid Patent Claim (including a Valid Patent Claim within a pending patent application, which would be infringed if issued as then being prosecuted).

1.63 “Data Package” means a Screen Hit Data Package, an Opt-In Data Package, a Program Option Data Package, or a Co-Detail Option Data Package, as the context requires.

1.64 “Deadlocked Matter” shall have the meaning set forth in Section 4.5.

1.65 “Decline” means, with respect to a Target, an election by Gilead in accordance with Section 2.7 that it will not Opt-In to or Extend such Target.

1.66 “Declined Results” shall have the meaning set forth in Section 1.47.

1.67 “Declined Target” means: (a) any former Validated Target or former Extended Target that Gilead Declines and does not elect to be designated as a Reserved Target in accordance with Section 2.8.1; (b) any former Reserved Target for which the applicable Reserved Target Period has expired without Gilead Opting-In to or Extending; (c) any former Program Option Target for which (i) the applicable Program Option Period or Program Option License Negotiation Period has expired and (ii) no Program Option License has been entered into by the Parties; or (d) any Failed Target for which Gilead has provided a Failed Target Notice in accordance with Section 6.3.3.

1.68 “Default” means: (a) any breach, violation, or default; (b) the existence of circumstances or the occurrence of an event that, with the passage of time or the giving of notice or both, would constitute a breach, violation, or default; or (c) the existence of circumstances or the occurrence of an event that, with or without the passage of time or the giving of notice or both, would give rise to a right of termination, renegotiation, acceleration, or material change of terms.

1.69 “Detail” shall have the meaning set forth in Exhibit 3.5.2.

1.70 “Detail Rate” shall have the meaning set forth in Exhibit 3.5.2.

1.71 “Development Budget” means, with respect to an Extended Target, the development budget approved by the JSC for such Extended Target with respect to: (a) any activities contemplated by Section 6.3.4(c); and (b) to the extent applicable, the Clinical POC Clinical Trial(s) for which the corresponding Clinical POC Assumptions are anticipated to be exceeded as contemplated by 6.3.4(d), in each case ((a) and (b)), including any amendments or modifications thereto.

1.72 “Development Candidate Disclosure Date” means, with respect to the Development Candidate Opt-In Point for a given Target, the date on which the corresponding Opt-In Data Package is delivered to the JRDC in accordance with Section 2.6.

1.73 “Development Candidate Opt-In Point” means, with respect to a Target, the identification of a compound, molecule or product Directed To such Target that is [***], as determined by the JSC; provided, that such compound, molecule or product shall meet the applicable requirements set forth on Exhibit 1.73 and in the applicable Development Plan.

1.74 “Development Costs” means, with respect to a Co-Detail Product: (a) [***]; and (b) [***]. For purposes of calculating Development Costs, Other Expenses and Third Party Expenses for any Co-Detail Product, [***], taking into all account relevant factors, including market size, reimbursement and pricing profile, and any country-specific study requirements for such Co-Detail Product. In the event that the Parties are unable to reach agreement with respect to the US Allocation Percentage during the Co-Detail Negotiation Period for such Co-Detail Product, either Party may submit such matter to baseball arbitration for resolution in accordance with Section 15.5.2. For the avoidance of doubt, [***].

1.75 “Development Milestone Event” shall have the meaning set forth in Section 6.6.1(a).

1.76 “Development Milestone Payment” shall have the meaning set forth in Section 6.6.1(a).

1.77 “Development of a Co-Detail Product in the US” means development activities intended to support the filing of an NDA or BLA (including any supplement or amendment thereto) for a Co-Detail Product. For clarity, [***].

1.78 “Development Plan” means, with respect to an Extended Target, the development plan (including, to the extent applicable, the associated Development Budget) for such Extended Target, including any amendments or modifications thereto, approved by the JSC.

1.79 “Directed To” means, with respect to a particular Target and a compound, molecule or product, that such compound, molecule or product: (a) binds directly to such Target; and (b) exerts its primary diagnostic, prophylactic or therapeutic activity as a result of such binding or modifies the profile of the Target as a result of such binding. A product incorporating such compound, molecule or product shall also be “Directed To” such Target. When required grammatically, the defined term “Directed To” may be separated and shall have the same meaning set forth above; e.g., when discussing Targets To which a compound, molecule or product is Directed.

1.80 “Disclosure Date” means the Target Validation Disclosure Date, the Lead Series Disclosure Date, the Development Candidate Disclosure Date, the Clinical POC Disclosure Date, or the Early Opt-In Point Disclosure Date, as the context requires.

1.81 “Dispute” shall have the meaning set forth in Section 15.5.1.

1.82 “Divestiture” means, with respect to a Competing Product: (a) the divestiture of such Competing Product through (i) an outright sale or assignment of all material rights in such Competing Product to a Third Party, (ii) an exclusive out-license to a Third Party of all development and commercialization rights with respect to such Competing Product, with no further material role, influence or authority of the applicable Party, directly or indirectly, with respect to such Competing Product or (iii) a combination of the transactions contemplated by the foregoing clauses (i) and (ii); or (b) the complete cessation of all development and commercialization activities with respect to such Competing Product. For clarity, subject to the preceding sentence, the right of the applicable Party to receive royalties, milestones or other payments in connection with an acquirer’s, assignee’s or licensee’s development or commercialization of a Competing Product pursuant to sub-section (a) above shall not, in and of itself, be deemed to disqualify the applicable sale, assignment or license from constituting such a Divestiture. When used as a verb, “Divest” and “Divested” means to cause or have caused a Divestiture.

1.83 “DOJ” shall have the meaning set forth in Section 2.15.1.

1.84 “Early Opt-In Point” means, with respect to a Target, the date on which Gilead provides an Early Opt-In Point Notice with respect to such Target in accordance with Section 2.7.2.

1.85 “Early Opt-In Point Disclosure Date” means, with respect to a Target for which Gilead has provided an Early Opt-In Point Notice to Tango in accordance with Section 2.7.2, the date on which the applicable Opt-In Data Package is delivered to the JRDC in accordance with Section 2.6.

1.86 “Early Opt-In Point Notice” shall have the meaning set forth in Section 2.7.2.

1.87 “Encumbrance” means any claim, charge, equitable interest, hypothecation, lien, encumbrance, mortgage, pledge, option, license, assignment to a Third Party, power of sale, retention of title by a Third Party, right of pre-emption, right of first refusal, or security interest of any kind.

1.88 “European Union” means the European Union as it exists as of the Amendment Date, together with the United Kingdom and any countries or territories that subsequently join the European Union. For clarity, any countries or territories that exit the European Union after the Amendment Date shall remain part of the European Union for purposes of this Agreement. As of the Amendment Date, the European Union includes the following countries: Austria, Belgium, Bulgaria, Croatia, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, Netherlands, Poland, Portugal, Romania, Slovakia, Slovenia, Spain and Sweden.

1.89 “Exclusive Field” means [***].

1.90 “Exclusivity Period” means the [***], as applicable.

1.91 “Executive Officers” shall have the meaning set forth in Section 4.5.

1.92 “Existing Programs” means the [***], which are Directed To the Tango Independent Targets.

1.93 “Exploiting Party” shall have the meaning set forth in Section 2.15.5.

1.94 “Extend” means, with respect to a Target, Gilead’s election in accordance with Section 2.7.1 for Tango to continue drug discovery or development efforts until the next Opt-In Point with respect to such Target in accordance with this Agreement and the applicable Development Plan and to preserve Gilead’s right to Opt-In to such Target in accordance with Section 2.7. “Extension” will have the corresponding meaning.

1.95 “Extended Target” means a Target which was Extended by Gilead during the most-recent Opt-In Period for such Target in accordance with Section 2.7.1; provided, that such Target shall cease to be an Extended Target as of the time that Gilead Opts-In to or Declines such Target in accordance with Section 2.7.

1.96 “[***]” means, [***].

1.97 “Extended Target Opt-In Period” means, with respect to an Extended Target and a Disclosure Date for such Target, the period beginning at such Disclosure Date and, subject to extension pursuant to Section 2.7.3, ending [***] following such Disclosure Date.

1.98 “Extension Fee” shall have the meaning set forth in Section 6.3.1.

1.99 “Extension Fee Installment” shall have the meaning set forth in Section 6.3.1.

1.100 “Extension Period” means, subject to Section 6.3.4(b), with respect to a Target which: (a) Gilead Extended prior to the expiration of the Target Validation Opt-In Period or prior to the expiration of the Extended Target Opt-In Period immediately following the Lead Series Opt-In Point, [***]; or (b) Gilead Extended prior to the expiration of the Extended Target Opt-In Period immediately following the Development Candidate Opt-In Point, [***], in each case ((a) and (b)), unless otherwise approved by the JSC and set forth in the applicable Development Plan.

1.101 “Failed Target” shall have the meaning set forth in Section 6.3.3.

1.102 “Failed Target Notice” shall have the meaning set forth in Section 6.3.3.

1.103 “FDA” means the United States Food and Drug Administration and any successor thereto.

1.104 “Financial Product” means a Gilead Financial Product or a Tango Financial Product, as the context requires.

1.105 “Financial Product Date” means, with respect to:

1.105.1 a Target which Gilead Opted-In to (with respect to a Gilead Target) or which Gilead Declined (with respect to a Tango Financial Target) prior to the expiration of the [***];

1.105.2 a Target which Gilead Opted-In to (with respect to a Gilead Target) or which Gilead Declined (with respect to a Tango Financial Target) after the expiration of the [***]

1.105.3 a Target which Gilead Opted-In to (with respect to a Gilead Target) or which Gilead Declined (with respect to a Tango Financial Target) after the [***].

1.106 “First Achievement” shall have the meaning set forth in Section 6.6.1(b).

1.107 “FTC” shall have the meaning set forth in Section 2.15.1.

1.108 “FTE” means the equivalent of a full-time employee’s work time over a Calendar Year (excluding normal vacations, sick days and holidays) based on a specified number of hours per year which shall be agreed between the Parties acting reasonably and in good faith. Any person who devotes less than such specified number of hours per year on the activities under a Joint Development and Co-Detail Plan shall be treated as an FTE on a pro-rata basis, based upon the actual number of hours worked by such person on such activities, divided by such specified number. Overtime, and work on weekends, holidays, and the like will not be counted with any multiplier (e.g., time-and-a-half or double time) toward the number of hours that are used to calculate the FTE contribution. For the avoidance of doubt, no individual shall count as more than one (1) FTE for any year.

1.109 “FTE Costs” means an [***]. For clarity, the cost of activities of contract personnel shall be charged as Third Party Expenses.

1.110 “FTE Rate” means a mutually agreed upon cost (or applicable cost within a schedule of costs) per FTE, which cost: (a) shall be commensurate with usual and customary rates in comparable co-development agreements; (b) shall be agreed between the Parties acting reasonably and in good faith; and (c) shall be adjusted on a Calendar Year basis for inflation based on a nationally-recognized producer price index. [***].

1.111 “GAAP” shall have the meaning set forth in Section 1.241.

1.112 “Generic Competition” means, with respect to a Calendar Quarter and a Financial Product in a country in the Territory, that: (a) [***] Generic Version(s) have been approved and during such Calendar Quarter are being sold for an approved indication of such Financial Product in such country; and (b) Net Sales of such Financial Product in such country during such Calendar Quarter are less than [***].

1.113 “Generic Version” means, with respect to a particular Financial Product and a particular country in the Territory, a product that: (a) [***].

1.114 “Gilead” shall have the meaning set forth in the Preamble.

1.115 “Gilead Background Technology” means any and all Patent Rights, Know-How, and other intellectual property rights: (a) in existence and owned or otherwise Controlled by Gilead or any of its Affiliates as of the Original Effective Date; or (b) that are created or obtained outside the scope of this Agreement or the Original Agreement and are owned or otherwise Controlled by Gilead or any of its Affiliates after the Original Effective Date.

1.116 “Gilead Competing Product” shall have the meaning set forth in Section 5.5.4(a)(i).

1.117 “Gilead Financial Product” means:

1.117.1 with respect to any Gilead Target for which Gilead Opted-In prior to the Development Candidate Opt-In Point, [***]; and

1.117.2 with respect to any Gilead Target for which Gilead Opted-In at or after the Development Candidate Opt-In Point, [***].

1.118 “Gilead Financial Product Patent Right” means, with respect to a Gilead Product, any patent or patent application which: [***].

1.119 “Gilead Financial Product Royalty” shall have the meaning set forth in Section 6.8.1.

1.120 “Gilead First Commercial Sale” means, [***].

1.121 “Gilead Indemnified Party” shall have the meaning set forth in Section 14.1.

1.122 “Gilead In-Licensed Financial Product” means any Gilead Financial Product which, at a given point in time: [***].

1.123 “Gilead Invention” means any Invention conceived or reduced to practice solely by one or more employees of Gilead or any of its Affiliates or a Third Party acting under authority of Gilead or any of its Affiliates, in each case, which is not a Research Plan Screen or Target Discovery Platform Improvement.

1.124 “Gilead Materials” shall have the meaning set forth in Section 2.13.

1.125 “Gilead Materials Improvements” shall have the meaning set forth in Section 8.1.2.

1.126 “Gilead Net Sales” means Net Sales of Gilead Financial Products by Gilead or its Related Parties.

1.127 “Gilead Patent Rights” means any and all Patent Rights that Cover a Gilead Invention.

1.128 “Gilead Product” means a compound, molecule or product ([***]) Directed To a Gilead Target. For clarity: (a) each Gilead Financial Product and Co-Detail Product constitutes a Gilead Product; and (b) a Gilead Product may constitute a Combination Product.

1.129 “Gilead Product Transition Agreement” shall have the meaning set forth in Section 12.2.

1.130 “Gilead Program” means a development and commercialization program with respect to a Gilead Target and associated Gilead Products (excluding, for the avoidance of doubt, [***]) conducted by or on behalf of Gilead or its Related Parties.

1.131 “Gilead Registrational Clinical Trial Notice” shall have the meaning set forth in Section 3.5.1(c).

1.132 “Gilead Request Notice” shall have the meaning set forth in Section 2.7.3.

1.133 “Gilead Reserved Target Notice” shall have the meaning set forth in Section 2.8.4.

1.134 “Gilead Royalty Term” shall have the meaning set forth in Section 6.8.2.

1.135 “Gilead Target” means any Target for which: (a) Gilead Opts-In in accordance with Section 2.7; and (b) the applicable Target Selection Effective Date has occurred. For clarity, as of the Amendment Date, [***] is deemed a Gilead Target.

1.136 “Gilead Target Exclusivity Period” means, with respect to a Gilead Target, the period during which Tango is prohibited from researching, developing, manufacturing, or commercializing Gilead Products Directed To such Gilead Target pursuant to Section 5.5.2.

1.137 “Gilead Target Infringement” shall have the meaning set forth in Section 8.3.1.

1.138 “Gilead Target Limitation” shall have the meaning set forth in Section 2.2.

1.139 “Gilead Third Party Payments” shall have the meaning set forth in Section 6.8.3(c).

1.140 “GLP” means the then-current good laboratory practice standards promulgated or endorsed by the FDA as defined in 21 C.F.R. Part 58 and comparable regulatory standards promulgated by the EMA or other Regulatory Authority applicable to the Territory, as may be updated from time to time, including applicable quality guidelines promulgated under the ICH.

1.141 “Granting Party” shall have the meaning set forth in Section 5.3.1.

1.142 “Hit Identification” means, with respect to a Target, the completion, as determined by the JSC, of: (a) [***]; and (b) such other activities with respect to completion of Hit Identification described in the Research Plan.

1.143 “HSR Act” shall have the meaning set forth in Section 2.15.1.

1.144 “In-Licensed Financial Product” means a Gilead In-Licensed Financial Product or a Tango In-Licensed Financial Product, as the context requires.

1.145 “Incentive Milestone Event” shall have the meaning set forth in Section 6.7.

1.146 “Incentive Milestone Payment” shall have the meaning set forth in Section 6.7.

1.147 “IND” means an investigational new drug application or similar application filed with, and accepted by, a Regulatory Authority in any country or group of countries prior to beginning Clinical Trials in that country or in that group of countries.

1.148 “IND Approval” means, with respect to a Clinical Trial, the date on which the IND for such Clinical Trial is in effect, as set forth (as of the Original Effective Date) at 21 C.F.R. Section 312.40(b), which is the earlier of: (a) the date that is [***] following confirmation by the FDA of its receipt of such IND without imposition of a clinical hold by the FDA; or (b) the date that FDA provides notice that such Clinical Trial may begin.

1.149 “IND-Enabling Studies” mean those studies that are reasonably required to meet the requirements for filing an IND with a Regulatory Authority, [***].

1.150 “Indemnified Party” shall have the meaning set forth in Section 14.3.1.

1.151 “Indemnifying Party” shall have the meaning set forth in Section 14.3.1.

1.152 “Indication” means a disease or medical condition in humans for which a pharmaceutical or biologic product: (a) [***]; or (b) [***]. For clarity: [***]. For further clarity, [***].

1.153 “Initial Outside Date” shall have the meaning set forth in Section 2.15.3.

1.154 “Initiation” means, with respect to a Clinical Trial, the administration of the first dose of a Product to the first patient (or volunteer, as applicable) participating in such Clinical Trial.

1.155 “Invention” means any Know-How, composition of matter, article of manufacture, improvement, or other subject matter, whether patentable or not, that is conceived or reduced to practice under and as a result of any work performed pursuant to the Research Collaboration.

1.156 “JAMS” shall have the meaning set forth in Section 15.5.2.

1.157 “JCC” shall have the meaning set forth in Section 4.8.

1.158 “JDC” shall have the meaning set forth in Section 4.7.

1.159 “Joint Development and Co-Detail Agreement” shall have the meaning set forth in Section 3.5.2.

1.160 “Joint Development and Co-Detail Budget” shall have the meaning set forth in Section 3.5.3.

1.161 “Joint Development and Co-Detail Plan” shall have the meaning set forth in Section 3.5.3.

1.162 “Joint Invention” means any Invention conceived or reduced to practice jointly by one (1) or more employees of Gilead or any of its Affiliates or a Third Party acting under authority of Gilead or its Affiliate, on the one hand, and one (1) or more employees of Tango or its Affiliate or a Third Party acting under authority of Tango or its Affiliate, on the other hand, which is not a Research Plan Screen or Target Discovery Platform Improvement.

1.163 “Joint Patent Rights” means all Patent Rights claiming a Joint Invention.

1.164 “JRDC” shall have the meaning set forth in Section 4.6.1.

1.165 “JSC” shall have the meaning set forth in Section 4.2.

1.166 “JSC Chair” shall have the meaning set forth in Section 4.2.

1.167 “Know-How” means all technical information, know-how, data, inventions, discoveries, trade secrets, specifications, instructions, processes, formulae, methods, protocols, expertise and other technology, and all biological, chemical, pharmacological, biochemical, toxicological, pharmaceutical, physical and analytical, safety, quality control, manufacturing, preclinical and clinical data relevant to any of the foregoing. For clarity, Know-How excludes Patent Rights and materials.

1.168 “Knowledge” means, with respect to Tango, [***].

1.169 “Lead Series Disclosure Date” means, with respect to the Lead Series Opt-In Point for a given Target, the date on which the corresponding Opt-In Data Package is delivered to the JRDC in accordance with Section 2.6.

1.170 “Lead Series Opt-In Point” means, with respect to a Target and as determined by the JSC: (a) [***].

1.171 “License” shall have the meaning set forth in Section 5.1.1.

1.172 “[***]” means the Target referred to by Tango as “[***].”

1.173 “[***]Validation Opt-In Period” means, with respect to [***], the period beginning at the Target Validation Disclosure Date for [***] and, subject to extension pursuant to Section 2.7.3, ending [***] following such Disclosure Date.

1.174 “Losses” shall have the meaning set forth in Section 14.1.

1.175 “Major European Countries” means [***].

1.176 “Marketing Approval” means all approvals from the relevant Regulatory Authority necessary to initiate marketing and selling a product (including Product) in any country, including any such Pricing Approval.

1.177 “Milestone Event” shall mean any Commercialization Milestone Event, Development Milestone Event, or Incentive Milestone Event.

1.178 “Milestone Payment” shall mean any Commercialization Milestone Payment, Development Milestone Payment, or Incentive Milestone Payment.

1.179 “NDA” means a new drug application filed pursuant to the requirements of the FDA pursuant to 21 C.F.R. Part 314.50 to obtain regulatory approval for a product in the United States, or the equivalent application or filing in another country (as applicable).

1.180 “Net Receipts” means [***].

1.181 “Net Sales” means [***]:

1.181.1 [***]

1.181.2 [***];

1.181.3 [***];

1.181.4 [***];

1.181.5 [***];

1.181.6 [***]; or

1.181.7 [***].

[***]

[***]:

1. [***].

2. [***].

3. [***].

1.182 “Operating Expenses” means, with respect to a Co-Detail Product, the sum of all costs incurred by a Party or any of its Affiliates to the extent incurred in connection with the commercialization of the Co-Detail Product in the US in accordance with a Joint Development and Co-Detail Budget, including the following costs: [***]. For clarity, no individual costs will be counted more than once, and all Operating Expenses will be approved as a part of a Joint Development and Co-Detail Budget.

1.183 “Opt-In” means, with respect to a Target, the selection of such Target by Gilead for further development and commercialization by Gilead pursuant to Section 2.7.

1.184 “Opt-In Data Package” means, with respect to:

1.184.1 a Validated Target for which the Target Validation Opt-In Point has been achieved: (a) a validation report generated by Tango which summarizes the results of activities performed under the Research Plan and other data or information with respect to such Validated Target; (b) a list of Tango Patent Rights, along with copies of all unpublished patent applications that constitute Tango Patent Rights, [***]; (c) a proposed development plan (including, to the extent applicable, a proposed Development Budget) detailing the discovery or development efforts to be undertaken by Tango with respect to such Target until the Lead Series Opt-In Point if Gilead Extends such Target; and (d) any other data, reports, or other information as further described in the Research Plan, in each case, in the format approved by the JSC;

1.184.2 an Extended Target for which the Lead Series Opt-In Point, the Development Candidate Opt-In Point or the Clinical POC Opt-In Point has been achieved: (a) such data and information generated in the performance of discovery or development activities described in the Development Plan for such Target since the prior Opt-In Point for such Target; (b) other than where the Clinical POC Opt-In Point has been achieved, a proposed development plan (including, to the extent applicable, a proposed Development Budget) detailing the discovery or development efforts to be undertaken by Tango with respect to such Target until the next Opt-In Point if Gilead further Extends such Target; (c) (i) where the Development Candidate Opt-In Point has been achieved, [***] or (ii) where the Clinical POC Opt-In Point has been achieved, [***]; (d) an unredacted copy of each Tango Third Party Agreement entered into following the prior Opt-In Point with respect to such Target; (e) an updated Schedule 13.2.2 which sets forth any information necessary in order to make Tango’s representations and warranties set forth in Schedule 13.2.2 true and correct as of the applicable Disclosure Date; and (f) any other data, reports, or other information as further described in the applicable Development Plan, in each case, in the format approved by the JSC; or

1.184.3 an Extended Target for which the Early Opt-In Point has been achieved: (a) such data and information generated in the performance of discovery or development activities described in the Development Plan for such Target since the prior Opt-In Point for such Target; (b) an unredacted copy of each Tango Third Party Agreement entered into following the prior Opt-In Point with respect to such Target; (c) an updated Schedule 13.2.2 which sets forth any information necessary in order to make Tango’s representations and warranties set forth in Schedule 13.2.2 true and correct as of the applicable Disclosure Date; and (d) any other data, reports, or other information as further described in the applicable Development Plan, in each case, in the format approved by the JSC.

1.185 “Opt-In Fee” shall have the meaning set forth in Section 6.2.

1.186 “Opt-In Period” means, with respect to: (a) any Validated Target other than [***] and, to the extent applicable, [***], the Target Validation Opt-In Period; (b) [***]for so long as [***] is a Validated Target, the [***] Validation Opt-In Period; (c) [***]for so long as [***] is a Validated Target, if applicable, the [***] Validation Opt-In Period; and (d) any Extended Target, the Extended Target Opt-In Period.

1.187 “Opt-In Point” means the Target Validation Opt-In Point, the Lead Series Opt-In Point, the Development Candidate Opt-In Point, the Clinical POC Opt-In Point, the Early Opt-In Point, or the Reserved Target Opt-In Point, as the context requires.

1.188 “Opt-Out” shall have the meaning set forth in Exhibit 3.5.2.

1.189 “Original Agreement” shall have the meaning set forth in the Recitals.

1.190 “Original Effective Date” shall have the meaning set forth in the Recitals.

1.191 “Original Research Collaboration” shall have the meaning set forth in the Recitals.

1.192 “Other Collaboration Information” means: (a) any data, information or other Know-How generated by or on behalf of Tango under the Research Collaboration and disclosed by Tango to Gilead which does not constitute Collaboration Results; (b) any Data Package for any Target that becomes a Tango Target; and (c) any other Declined Results. Other Collaboration Information constitutes Tango Confidential Information.

1.193 “Other Expenses” means, with respect to a Co-Detail Product, the following items, to the extent incurred by a Party or any of its Affiliates in connection with: [***].

1.194 “Other Target Infringement” shall have the meaning set forth in Section 8.3.1.

1.195 “Party” and “Parties” shall have the meaning set forth in the Preamble.

1.196 “Patent Rights” means any and all issued patents and pending patent applications (including certificates of invention, applications for certificates of invention and priority rights) in any country or region, including all provisional applications, substitutions, continuations, continuations-in-part, continued prosecution applications, including requests for continued examination, divisional applications and renewals, and all letters patent or certificates of invention granted thereon, and all reissues, reexaminations, extensions (including pediatric exclusivity patent extensions), term restorations, renewals, substitutions, confirmations, registrations, revalidations, revisions and additions of or to any of the foregoing, in each case, in any country or jurisdiction.

1.197 “Payee” means the Party receiving payment under this Agreement.

1.198 “Payor” means the Party owing or making a payment under this Agreement.

1.199 “Person” means any individual, corporation, company, partnership, association, joint-stock company, trust, unincorporated organization or government or political subdivision thereof.

1.200 “Phase I Clinical Trial” means a study in humans which provides for the first introduction into humans of a product, conducted in normal volunteers or patients to generate information on product safety, tolerability, pharmacological activity or pharmacokinetics, or otherwise consistent with the requirements of 21 C.F.R. §312.21(a) or its foreign equivalents.

1.201 “Phase Ib Clinical Trial” means a Phase I Clinical Trial in the target patient population that is designed to establish the safety and immunogenicity of the recommended Phase II Clinical Trial dose (RP2D) as a single agent or is designed to established in patients the maximum tolerated dose (MTD) or recommended Phase II Clinical Trial dose (RP2D) in combination with one (1) other or more active pharmaceutical or biological ingredients and which may also be designed to establish an initial indication of efficacy.

1.202 “Phase II Clinical Trial” means a study in humans which provides for the first introduction of a product into patients having the disease of interest with the primary purpose of determining safety, metabolism and pharmacokinetic properties and clinical pharmacology of such product or a study in humans of the safety, dose ranging and efficacy of a product, which is prospectively designed to generate sufficient data (if successful) to commence a Phase III Clinical Trial or to file for accelerated approval, or otherwise consistent with the requirements of 21 C.F.R. §312.21(b) or its foreign equivalents.

1.203 “Phase III Clinical Trial” means a controlled study in humans of the efficacy and safety of a product, which is prospectively designed to demonstrate statistically whether such product is effective and safe for use in a particular indication in a manner sufficient to file for Marketing Approval, or otherwise consistent with the requirements of 21 C.F.R. §312.21(c) or its foreign equivalents.

1.204 “Pricing Approval” means any governmental approval, agreement, determination, or decision establishing prices that can be charged to consumers for a pharmaceutical or biologic product or that shall be reimbursed by governmental authorities for a pharmaceutical or biologic product, in each case, in a country or jurisdiction where governmental authorities approve or determine pricing for pharmaceutical or biologic products for reimbursement or otherwise.

1.205 “Prior Development Milestone Event” shall have the meaning set forth in Section 6.6.1(b).

1.206 “Product” means a Gilead Product or a Tango Product.

1.207 “Profit (Loss)” means [***], in each case, solely with respect to the US.

1.208 “Program Option” shall have the meaning set forth in Section 2.9.1.

1.209 “Program Option Data Package” means, with respect to a Program Option Target: (a) all material (as determined by the JSC) internal research and development reports and data packages to the extent applicable to such Target; (b) all material (as determined by the JSC) manufacturing processes and manufacturing information to the extent reasonably necessary to evaluate such Target; (c) any other material Regulatory Materials; (d) copies of any patents or patent applications; (e) the results of any intellectual property diligence performed by or on behalf of Tango; (f) a copy of any development plan prepared by or on behalf of Tango and any budget associated therewith; and (g) a list of any Tango Third Party Agreements pursuant to which Tango or any of its Affiliates Controls any (i) Patent Rights that Cover the Target or the development, manufacture, use or commercialization of a compound, molecule or product Directed To the Target in development by Tango or (ii) Know-How that is necessary or reasonably useful to exploit the Target or develop, manufacture or commercialize a compound, molecule or product Directed To the Target that is in development by Tango, in each case ((a) through (g)), to the extent directly related to such Target or such compounds, molecules or products Directed To such Target and Controlled by and in the possession of Tango or any of its Affiliates.

1.210 “Program Option License” shall have the meaning set forth in Section 2.9.3(a).

1.211 “Program Option License Negotiation Period” shall have the meaning set forth in Section 2.9.3(c).

1.212 “Program Option Notice” shall have the meaning set forth in Section 2.9.3(a).

1.213 “Program Option Period” means, with respect to a Program Option Target, the period beginning upon such Target being deemed a Program Option Target and ending upon the earlier of: (a) the [***] anniversary of such date; and (b) [***].

1.214 “Program Option Target” shall have the meaning set forth in Section 2.8.5.

1.215 “Promotional Materials” shall have the meaning set forth in Exhibit 3.5.2.

1.216 “Proposed Screen Hit List” shall have the meaning set forth in Section 2.5.1.

1.217 “Publishing Party” shall have the meaning set forth in Section 10.1.1.

1.218 “Registrational Clinical Trial” means a study in humans of a product on a sufficient number of subjects that, prior to commencement of such clinical trial: (a) is designed to establish that such product has an acceptable safety and efficacy profile for its intended use and to determine warnings, precautions, and adverse reactions that are associated with such product in the dosage range to be prescribed, which trial is intended to support Marketing Approval of such product, or a similar clinical study prescribed by the applicable Regulatory Authority; and (b) is a registration trial sufficient to support filing an application for a Marketing Approval for such product in the applicable country, as evidenced by: (i) an agreement with or statement from the applicable Regulatory Authority on a Special Protocol Assessment or its equivalent, or (ii) other guidance or minutes issued by the applicable Regulatory Authority for such registration trial.

1.219 “Regulatory Authority” means the FDA or any counterpart of the FDA outside the United States, or other national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity with authority over the distribution, importation, exportation, manufacture, production, use, storage, transport, clinical testing or sale of a pharmaceutical or biologic product (including Product), which may include the authority to grant the required Pricing Approvals for such sale.

1.220 “Regulatory Materials” means regulatory applications, submissions, notifications, communications, correspondence, registrations, Marketing Approvals or other filings made to, received from or otherwise conducted with a Regulatory Authority in order to develop, manufacture, market, sell or otherwise commercialize a Product in a particular country or jurisdiction, including INDs, NDAs, BLAs, and other applications for Marketing Approval.

1.221 “Related Party” means each Party, its Affiliates, and their respective licensees or sublicensees hereunder (excluding any Third Party to the extent such Third Party is functioning as a distributor), as applicable. In no event shall Tango be a Related Party with respect to Gilead or Gilead be a Related Party with respect to Tango.

1.222 “Relevant Tango Patent Rights” shall have the meaning set forth in Section 8.2.3(a).

1.223 “Research Collaboration” shall have the meaning set forth in Section 2.1.

1.224 “Research Plan” means the research and development plan for [***], as amended from time to time in accordance with this Agreement. An outline of the initial Research Plan is set forth in Exhibit 1.224. For clarity, development activities conducted by Tango for any Extended Target shall be included in a Development Plan and not the Research Plan.

1.225 “Research Plan Screens” means the screens recommended by the JRDC and approved by the JSC to be performed by Tango under the Research Collaboration, each of which will be: (a) (i) [***], (ii) [***], or (iii) [***], and (b) defined by [***]. A screen with any variation in any of the foregoing elements ((1)(3)) would be a different screen.

1.226 “Research Term” shall have the meaning set forth in Section 2.2.

1.227 “Reserved Target” shall have the meaning set forth in Section 2.8.1.

1.228 “Reserved Target Opt-In Point” means, with respect to a Reserved Target, the date on which Gilead provides Tango a Gilead Reserved Target Notice in accordance with Section 2.8.4.

1.229 “Reserved Target Period” means, with respect to a Reserved Target, the period beginning upon Gilead’s designation of such Target as a Reserved Target in accordance with Section 2.8.1 and ending upon the earliest of: (a) Gilead’s withdrawal of such designation in accordance with Section 2.8.3; (b) Gilead’s receipt of notice from Tango indicating that Tango wishes to pursue drug discovery or development efforts with respect to such Target as contemplated by Section 2.8.5; and (c) [***] following Gilead’s election to Decline such Target in accordance with Section 2.7.

1.230 “Reviewing Party” shall have the meaning set forth in Section 10.1.1.

1.231 “Royalty Term” shall have the meaning set forth in Section 6.8.2.

1.232 “Sales Representative” shall have the meaning set forth in Exhibit 3.5.2.

1.233 “Scientific Failure” means, with respect to an Extended Target, that [***].

1.234 “Screen” means: (a) any Research Plan Screen; and (b) any Substantially Similar Screen.

1.235 “Screen Hit” means a Target identified from the initial pre-validated screening threshold criteria utilizing Research Plan Screens conducted by or on behalf of Tango under the Research Plan and approved by the JRDC in accordance with Section 2.5.1; provided, that such Target shall cease to be a Screen Hit as of the time that such Target becomes a Validated Target.

1.236 “Screen Hit Data Package” means, with respect to a Screen Hit, a report which details: [***].

1.237 “SEC” shall have the meaning set forth in Section 10.2.2.

1.238 “Segregate” means, with respect to a Competing Product, as applicable, to use commercially reasonable efforts to segregate the research, development, and commercialization activities relating to such Competing Product, as applicable, from research, development and commercialization activities with respect to Products under this Agreement, including ensuring that: (a) no personnel involved in performing the research, development or commercialization, as applicable, of such Competing Product, as applicable, have access to non-public plans or nonpublic information relating to the research, development or commercialization of Products or any other relevant Confidential Information of the applicable Party or any Collaboration Results; and (b) no personnel involved in performing the research, development or commercialization of Products have access to non-public plans or information relating to the research, development or commercialization of such Competing Product, as applicable; provided, that, in either case of (a) or (b), senior management personnel may review and evaluate plans and information regarding the research, development and commercialization of such Competing Product solely in connection with monitoring the progress of products including portfolio decision-making among product opportunities.

1.239 “Settlement Sublicensee” means [***].

1.240 “Short-Form Dispute” shall have the meaning set forth in Section 15.5.2.

1.241 “Standard Cost of Manufacturing” means, with respect to a given Co-Detail Product, for a given Calendar Year, the sum (expressed in USD per unit) of: [***].

1.242 “Subcommittee” shall have the meaning set forth in Section 4.2.

1.243 “Subcontractor” shall have the meaning set forth in Section 2.4.1(e).

1.244 “Substantially Similar Screen” means, with respect to a Research Plan Screen, any screen [***].

1.245 “Tango” shall have the meaning set forth in the Preamble.

1.246 “Tango Background Technology” means any and all Patent Rights, Know-How, and other intellectual property rights: (a) in existence and owned or otherwise Controlled by Tango or any of its Affiliates as of the Original Effective Date; or (b) that are created or obtained outside the scope of this Agreement or the Original Agreement and are owned or otherwise Controlled by Tango or any of its Affiliates after the Original Effective Date.

1.247 “Tango Competing Product” shall have the meaning set forth in Section 5.5.4(a)(i).

1.248 “Tango Development Costs” shall have the meaning set forth in Section 7.1.1.

1.249 “Tango Financial Product” means a Tango Product which, [***].

1.250 “Tango Financial Product Patent Right” means, with respect to a Tango Product, [***].

1.251 “Tango Financial Product Royalty” shall have the meaning set forth in Section 6.9.1.

1.252 “Tango Financial Target” shall have the meaning set forth in Section 2.10.2.

1.253 “Tango Financial Target Notice” shall have the meaning set forth in Section 2.10.2.

1.254 “Tango First Commercial Sale” means, with respect to a Tango Product in any country in the Territory, the first sale, transfer or disposition for value or for end use or consumption of such Tango Product, as applicable, in such country after Marketing Approval has been received in such country, which sale, transfer or disposition is made by or on behalf of Tango or its Related Parties.

1.255 “Tango In-Licensed Financial Product” means, with respect to a Tango Financial Target, any Tango Financial Product Directed To such Tango Financial Target which is covered by a Valid Patent Claim included in a Patent Right that Tango or any of its Affiliates in-licensed or acquired from a Third Party.

1.256 “Tango Indemnified Party” shall have the meaning set forth in Section 14.2.

1.257 “Tango Independent Programs” shall have the meaning set forth in Section 2.11.1.

1.258 “Tango Independent Targets” shall have the meaning set forth in Section 2.11.1.

1.259 “Tango Invention” means: (a) any Invention conceived or reduced to practice solely by one or more employees of Tango or its Affiliate or a Third Party acting under authority of Tango or its Affiliate; or (b) any Research Plan Screen or Target Discovery Platform Improvement.

1.260 “Tango Know-How” means, with respect to a Target, all Know-How which: (a) is Controlled by Tango or any of its Affiliates at any time during the period beginning on the Original Effective Date and ending upon the end of the Term; and (b) is necessary or reasonably useful to exploit such Target or develop, manufacture or commercialize a compound, molecule or product Directed To such Target. For clarity, the Tango Know-How does not include any Know-How that is necessary to exploit an Additional Active (other than a Gilead Product) which is included in a Combination Product independent of the Gilead Product(s) included in such Combination Product.

1.261 “Tango Licensor” shall have the meaning set forth in Section 1.272.

1.262 “Tango Materials” shall have the meaning set forth in Section 2.13.

1.263 “Tango Net Sales” means Net Sales of Tango Financial Products by Tango or its Related Parties.

1.264 “Tango Patent Rights” means, with respect to a Target, any and all Patent Rights that are Controlled by Tango or any of its Affiliates at any time during the period beginning on the Original Effective Date and ending upon the end of the Term which claim the Tango Know-How or otherwise Cover such Target or the development, manufacture, use or commercialization of a compound, molecule or product Directed To such Target. For clarity, the Tango Patent Rights do not include any Patent Rights that Cover an Additional Active (other than a Gilead Product) which is included in a Combination Product.

1.265 “Tango Pre-Registrational Clinical Trial Notice” shall have the meaning set forth in Section 3.5.1(d).

1.266 “Tango Product” means a compound, molecule or product (other than any [***]) Directed To a Tango Target. For clarity: (a) each Tango Financial Product constitutes a Tango Product; and (b) a Tango Product may constitute a Combination Product.

1.267 “Tango Program” shall have the meaning set forth in Section 2.10.1.

1.268 “Tango Royalty Term” shall have the meaning set forth in Section 6.9.2.

1.269 “Tango Target” means any Declined Target for which Tango initiates or conducts a development and commercialization program.

1.270 “Tango Target Infringement” shall have the meaning set forth in Section 8.3.1.

1.271 “Tango Target Limitation” shall have the meaning set forth in Section 2.10.3.

1.272 “Tango Technology” means the Tango Patent Rights and the Tango Know-How.

1.273 “Tango Third Party Agreement” means, with respect to a Target, any agreement between Tango (or an Affiliate thereof), on the one hand, and a Third Party (each, a “Tango Licensor”), on the other hand, pursuant to which Tango (or an Affiliate thereof) in-licenses or otherwise Controls Patent Rights or Know-How that constitute Tango Technology for the purposes of the License with respect to such Target.

1.274 “Tango Third Party Payments” shall have the meaning set forth in Section 6.9.3(c).

1.275 “Target” means: [***].

1.276 “Target Discovery Platform” means [***].

1.277 “Target Discovery Platform Improvements” shall have the meaning set forth in Section 8.1.2.

1.278 “Target Discovery Platform Know-How” means all Know-How which: (a) is Controlled by Tango or any of its Affiliates at any time during the period beginning on the Original Effective Date and ending upon the end of the Term; and (b) is necessary or reasonably useful to exploit the Target Discovery Platform.

1.279 “Target Discovery Platform Patent Rights” means any and all Patent Rights that are Controlled by Tango or any of its Affiliates at any time during the period beginning on the Original Effective Date and ending upon the end of the Term which claim the Target Discovery Platform Know-How or otherwise Cover the Target Discovery Platform.

1.280 “Target Discovery Platform Technology” means the Target Discovery Platform Patent Rights and the Target Discovery Platform Know-How.

1.281 “Target Selection” shall have the meaning set forth in Section 2.15.1.

1.282 “Target Selection Date” shall have the meaning set forth in Section 2.15.1.

1.283 “Target Selection Effective Date” shall have the meaning set forth in Section 2.15.2.

1.284 “Target Validation Criteria” shall have the meaning set forth in Section 2.3.1.

1.285 “Target Validation Disclosure Date” means, with respect to a Target for which the Target Validation Opt-In Point has been achieved, the date on which Tango discloses such Validated Target and provides the corresponding Opt-In Data Package to the JRDC in accordance with Section 2.6.

1.286 “Target Validation Opt-In Period” means, with respect to any Validated Target other than [***] or [***], the period beginning at the Target Validation Disclosure Date for such Target and, subject to extension pursuant to Section 2.7.3, ending [***] following such Disclosure Date.

1.287 “Target Validation Opt-In Point” with respect to: (a) a Target other than [***] or [***], the date on which such Target becomes a Validated Target; and (b) [***] or [***], Hit Identification with respect to such Target, in each case ((a) and (b)), as determined by the JSC and as may be further described in the Research Plan.

1.288 “Taxes” shall have the meaning set forth in Section 7.3.

1.289 “Technology Access Fee” shall have the meaning set forth in Section 6.1.

1.290 “Term” shall have the meaning set forth in Section 11.1.1.

1.291 “Territory” means all of the [***].

1.292 “Third Party” means any Person other than Gilead or Tango or an Affiliate of Gilead or Tango.

1.293 “Third Party Acquisition” shall have the meaning set forth in Section 5.5.4(a)(i).

1.294 “Third Party Claims” shall have the meaning set forth in Section 14.1.

1.295 “Third Party Expenses” means amounts paid to [***]. For clarity, Third Party Expenses do not include payments for a Party’s or any of its Affiliates’ employee salaries or benefits, facilities, utilities, general office or facility supplies, insurance, information technology, capital expenditures or the like.

1.296 “Transfer Taxes” shall have the meaning set forth in Section 7.3.4.

1.297 “Umbrella Committee” shall have the meaning set forth in Section 4.9.

1.298 “United States” or “US” means the United States of America and its territories and possessions.

1.299 “US Allocation Percentage” shall have the meaning set forth in Section 1.74.

1.300 “USD” and “$” mean United States dollars.

1.301 “Valid Patent Claim” means any claim of: (a) an issued and unexpired patent; or (b) a pending patent application; provided, that such claim has not been abandoned, revoked or held unenforceable, invalid or unpatentable by a court or other government body of competent jurisdiction with no further possibility of appeal and which claim has not been disclaimed, denied or admitted to be invalid or unenforceable through reissue, re-examination, disclaimer or otherwise. A claim within a pending patent application that has been pending issuance for more than [***] from the date of filing of the earliest priority patent application to which such pending patent application is entitled shall not be a Valid Patent Claim, unless and until it issues.

1.302 “Validated Target” means a former Screen Hit identified by or on behalf of Tango through completion of the Research Plan Screens and validated by or on behalf of Tango through subsequent evaluation and validation activities, in each case, as set forth in, and pursuant to the performance of, the Research Plan, the results of which activities satisfy the applicable validation criteria set forth in the Research Plan. For clarity: (a) a Validated Target will only remain as such until the earliest of Gilead Opting-In to, Extending, or Declining such Target in accordance with this Agreement; (b) upon the Target Validation Disclosure Date for [***], [***]shall be deemed a Validated Target; and (c) as of the Amendment Date, [***]shall be deemed a Validated Target.

1.303 “Withheld Amount” shall have the meaning set forth in Section 7.3.3.

1.304 “[***]” means the Target referred to by Tango as “[***].”

1.305 “[***]Letter Agreement” means that [***].

1.306 “[***]” means the Target referred to by Tango as “[***].”

1.307 “[***]Validation Opt-In Period” means, with respect to [***] and its Target Validation Opt-In Point, the period beginning at the Target Validation Disclosure Date for such Target and ending [***] following the later of: (a) the Amendment Date; and (b) subject to extension pursuant to Section 2.7.3, such Disclosure Date.

1.308 Interpretation. The captions and headings to this Agreement are for convenience only, and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement. Unless specified to the contrary, references to Articles, Sections or Exhibits mean the particular Articles, Sections or Exhibits to this Agreement and references to this Agreement include all Exhibits hereto. In the event of any conflict between the main body of this Agreement and any Exhibit hereto, the main body of this Agreement shall prevail. Unless context otherwise clearly requires, whenever used in this Agreement: (a) the words “include” or “including” shall be construed as incorporating, also, “but not limited to” or “without limitation;” (b) the word “day” or “year” means a calendar day or year unless otherwise specified; (c) the word “notice” shall mean notice in writing (whether or not specifically stated) and shall include notices, consents, approvals and other written communications contemplated under this Agreement; (d) the words “hereof,” “herein,” “hereby” and derivative or similar words refer to this Agreement as a whole and not merely to the particular provision in which such words appear; (e) the words “shall” and “will” have interchangeable meanings for purposes of this Agreement; (f) the word “or” shall have the inclusive meaning commonly associated with “and/or”; (g) provisions that require that a Party, the Parties or a committee hereunder “agree,” “consent” or “approve” or the like shall require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter, approved minutes or otherwise; (h) words of any gender include the other gender; (i) words using the singular or plural number also include the plural or singular number, respectively; (j) references to any specific law, rule or regulation, or article, section or other division thereof, shall be deemed to include the then- current amendments thereto or any replacement law, rule or regulation thereof and (k) neither Party nor any of its Affiliates shall be deemed to be acting “under authority of” the other Party.

2. RESEARCH COLLABORATION

2.1 Research Collaboration. From and after the Amendment Date and during the Research Term, the Parties will engage in a collaboration pursuant to which Tango shall: (a) conduct a program pursuant to which Tango will utilize the Target Discovery Platform to identify novel Targets in accordance with the Research Plan and as otherwise described in this Article 2 in the following areas of interest: (i) [***]; (ii) [***]; (iii) [***]; and (iv) [***]; and (b) initiate (or continue) drug discovery or development efforts with respect to Extended Targets pursuant to one (1) or more Development Plans ((a) and (b), collectively, the “Research Collaboration”); provided, that, notwithstanding the foregoing, [***] will be excluded from the Research Collaboration. In addition, while not specifically limiting any activities under the Research Collaboration, the Parties acknowledge that the Research Collaboration is not intended to identify Targets for potential use in [***]. The Research Collaboration shall be subject to the oversight of the JRDC and the JSC. Subject to Section 6.3, Tango will bear [***] of the costs and expenses incurred by or on behalf of Tango or its Affiliates in the performance of the Research Collaboration.

2.2 Research Term; Gilead Target Limitation. The Original Research Collaboration commenced on the Original Effective Date and was conducted through the Amendment Date. The Research Collaboration shall commence on the Amendment Date and, unless terminated earlier, shall end on the seventh (7th) anniversary of the Amendment Date (such period, the “Research Term”); provided, that, with respect to any Extended Target existing as of the expiration of the Research Term, the last sentence of Section 2.4.1 shall apply and such Extended Target shall continue to be counted towards the Gilead Target Limitation. Except as otherwise provided herein, at any given point in time during the Research Term and prior to the expiration of any Opt-In Period that continues beyond the expiration of the Research Term, there may not be more than a total of fifteen (15) [***] (the “Gilead Target Limitation”). For clarity, [***].

2.3 Research Plan and Development Plans; Reporting.

2.3.1 Initial Research Plan. An outline of the Research Plan for the Research Collaboration is attached hereto as Exhibit 1.224. Promptly following the Amendment Date, the JRDC shall prepare the initial Research Plan for review and approval by the JSC in accordance with Section 4.4.1, which plan shall include: (a) the activities that Tango will undertake to: (i) develop and finalize the Research Plan Screens, (ii) identify and evaluate proposed screen hits using the Research Plan Screens, (iii) develop a list of proposed screen hits based on initial pre-validation screening utilizing Research Plan Screens, (iv) determine which such proposed screen hits, if any, are to be deemed Screen Hits and (v) validate certain Screen Hits (provided, that Tango shall not be obligated to simultaneously conduct validation activities with respect to more than [***] Targets, unless otherwise agreed by the Parties); and (b) the criteria for validation of such Screen Hits (the “Target Validation Criteria”), which shall be consistent with the baseline criteria set forth in Exhibit 1.224 (the “Baseline Criteria”), unless otherwise agreed by the Parties.

2.3.2 Initial Development Plans. Tango shall provide to Gilead, in each Opt-In Data Package other than where the Clinical POC Opt-In Point has been achieved for the applicable Target, a proposed development plan detailing the discovery or development efforts to be undertaken by Tango with respect to such Target until the next Opt-In Point if Gilead elects to Extend such Target. The JSC shall meet to discuss such development plan, including any modifications thereto requested by Gilead, prior to the expiration of the applicable Opt-In Period and, upon Extension of such Target by Gilead pursuant to Section 2.7 or Section 2.8.4 and approval of such development plan (as may be so modified) by the JSC, such development plan shall be deemed the initial Development Plan for such Extended Target.

2.3.3 Research Plan and Development Plan Amendments. From time to time ([***]), the JRDC shall prepare proposed amendments, as appropriate, to the then-current Research Plan and Development Plans for review and approval by the JSC. Each amended Research Plan and Development Plan shall become effective and supersede the previous Research Plan or applicable Development Plan as of the date of approval by the JSC.

2.3.4 Reporting.

(a) During the Research Term, Tango will keep Gilead reasonably informed with respect to the status, progress, and results of its activities under the Research Plan and the Development Plans through updates to the JRDC on a Calendar Quarter basis. At least [***] before each quarterly meeting of the JRDC, Tango shall submit to the JRDC a written summary of the status, progress, and results of its activities under the Research Plan and its drug discovery or development efforts and other activities under the Development Plans since its prior report, including, with respect to: (i) Target validation, a list of all proposed Screen Hits in accordance with the procedure set forth in Section 2.5; and (ii) each Extended Target, the internal and out-of-pocket costs incurred by Tango to the extent contemplated by the Development Budget (if any). The JRDC shall review and discuss the status, progress, and results thereof.

(b) Tango shall provide Gilead with a final written report which summarizes the activities undertaken and all accomplishments achieved under the Research Plan and the Development Plans and contains all material results generated by Tango in the performance of the Research Plan and the Development Plans. Such report shall be provided: (i) no later than [***] following the end of the Research Term; and (ii) where Tango conducts activities assigned to it under the Development Plan with respect to any Extended Target following the expiration of the Research Term until the expiration of the next Opt-In Period with respect to such Target, no later than [***] following the expiration of such Opt-In Period. All such summaries and reports shall be deemed Collaboration Results, except as otherwise set forth in Section 1.47.

2.4 Conduct of Research Collaboration.

2.4.1 Tango Conduct. Tango:

(a) shall conduct its responsibilities under the Research Collaboration as assigned to it under the Research Plan, the Development Plans, and this Agreement to achieve the objectives and timelines within the Research Plan and the Development Plans for which it is responsible;

(b) shall perform (i) Research Plan Screens and (ii) validation activities associated with Screen Hits arising from the Research Plan Screens referenced in subclause (i), in each case ((i) and (ii)), as set forth in the Research Plan; provided, that the Parties agree to include in the Research Plan at least [***] Research Plan Screens during each year of the Research Term, unless otherwise approved by the JSC;

(c) shall promptly, upon Gilead’s Extension of a Target in accordance with Section 2.7 or Section 2.8.4 and the JSC’s approval of the Development Plan therefor, initiate drug discovery or development activities for such Target in accordance with the applicable Development Plan; provided, that Tango shall not be required, in a given Calendar Year, to: [***];

(d) shall conduct the Research Collaboration in compliance with all Applicable Laws; and

(e) may utilize the services of any of its Affiliates and Third Parties to perform those activities assigned to it under the Research Collaboration (each, a “Subcontractor”); provided, that (i) Tango shall remain responsible for the performance of such Subcontractors hereunder and (ii) the use of Third Parties to design Research Plan Screens shall be subject to Gilead’s prior written consent, not to be unreasonably withheld, conditioned or delayed.

As of the expiration of the Research Term, Tango will continue to conduct the activities assigned to it under the Development Plan with respect to any Extended Target until the earliest of: (i) the achievement of the next Opt-In Point with respect to such Extended Target, (ii) Gilead Opting-In to such Extended Target or (iii) Gilead Declining such Extended Target. For clarity, any such Target shall remain an Extended Target until the expiration of such period.

2.4.2 Gilead Conduct. If and to the extent that Gilead is allocated responsibilities under the Research Collaboration, it: (a) shall conduct such activities in compliance with all Applicable Laws; and (b) may utilize the services of any of its Affiliates and Third Parties to perform those activities assigned to it under the Research Collaboration; provided, that Gilead shall remain responsible for the performance of such Affiliates and Third Parties hereunder.

2.5 Screen Hits.

2.5.1 Promptly following the completion of each Research Plan Screen, Tango shall submit to Gilead, in the manner described below, a written list of, and a summary of material data with respect to, each screen hit identified through the performance of such Research Plan Screen which it proposes for consideration to be deemed a Screen Hit by the JRDC, including a description of the process by which Tango determined the proposed Screen Hit(s) to include on such list (each, a “Proposed Screen Hit List”). Tango shall disclose Proposed Screen Hit Lists and the information therein only through the Controlled Disclosure Process.

2.5.2 The JRDC shall review each Proposed Screen Hit List and: (i) approve which proposed Screen Hit(s) listed therein are Screen Hits; and (ii) make a recommendation regarding which such Screen Hit(s) should proceed to validation. The JRDC shall then submit such recommendation regarding which such Screen Hit(s) should proceed to validation to the JSC for the JSC’s approval. Upon such approval, Tango will proceed with validation activities with respect to such approved Screen Hit(s). For clarity, the Proposed Screen Hit Lists (and any information therein) constitute Collaboration Results, except as otherwise set forth in Section 1.47, and such validation activities shall be subject to the limitation on simultaneous validation activities set forth in Section 2.3.1.

2.6 Disclosure of Opt-In Point Achievement and Opt-In Data Packages. Tango will promptly (and, in any event, at least [***] before each meeting of the JRDC) disclose to Gilead, through the Controlled Disclosure Process: (a) each Validated Target which has not yet been disclosed to Gilead pursuant to this Section 2.6; (b) whether and for which Extended Target(s) an Opt-In Point has been achieved since the previous meeting of the JDRC; and (c) with respect to any Validated Target referenced in sub-clause (a) and any Extended Target referenced in sub-clause (b), the applicable Opt-In Data Package.

2.7 Gilead Elections.

2.7.1 Opt-In Period Election. Gilead will have the right, during each Opt-In Period, to Opt-In to, Extend, or Decline the applicable Target by providing written notice thereof to Tango; provided, that, (a) Gilead will not have the right to Extend any Target at the Clinical POC Opt-In Point for such Target or after the expiration of the Research Term and (b) Gilead shall have no further right to Opt-In to any Target after the expiration of Research Term except with respect to any Extended Target that Gilead Extended prior to the expiration of the Research Term, with respect to which Gilead may Opt-In prior to the expiration of the next Opt- In Period for such Extended Target. In the event that Gilead does not provide any such notice to Tango prior to the expiration of the applicable Opt-In Period, then, upon such expiration, Gilead shall be deemed to have Declined such Target.

2.7.2 Early Election. Without limiting the foregoing in Section 2.7.1, Gilead will have the right, at any time prior to the next Opt-In Period with respect to an Extended Target, to Opt-In to such Target by providing written notice thereof to Tango (each, an “Early Opt-In Point Notice”) or Decline such Target by providing written notice thereof to Tango. For clarity, if Gilead Opts-In to or Declines an Extended Target, then Tango shall have no obligation to conduct any further activities under the Development Plan for such Extended Target, and Gilead shall remain obligated to pay Tango all unpaid Extension Fee Installments with respect to any Extension Fees triggered prior to such Opt-In or Decline. Notwithstanding the prior sentence, if Gilead Opts-In to an Extended Target after the Clinical POC Opt-In Point, but prior to the completion of the development activities described in the Development Plan for such Extended Target, then Tango shall complete such activities in accordance with such Development Plan.

2.7.3 Gilead Request Notice. From time to time during each Opt-In Period, Gilead may provide Tango with written notice requesting from Tango additional information (including any raw data) with respect to, or the ability to discuss with Tango representative(s) who have knowledge of, in each case, the applicable Opt-In Data Package (each, a “Gilead Request Notice”). Tango shall use reasonable efforts to provide such information or hold such discussion as promptly as practicable but in any event within [***] after receipt of such Gilead Request Notice; provided, that such additional information is in Tango’s or its Affiliate’s possession and does not require the expenditure of additional funds or the performance of additional studies to generate. With respect to any Gilead Request Notice submitted by Gilead during the first [***] of the applicable Opt-In Period, to the extent that Gilead reasonably determines that Tango has not provided such information in any material respect or has failed to hold such discussion, Gilead shall notify Tango thereof and such Opt-In Period shall be extended by a period corresponding to the number of days between the expiration of the [***] period following Tango’s receipt of such Gilead Request Notice and the date such requested information is provided by Tango to Gilead, or such discussion is held between the Parties.

2.7.4 Gilead Immediate Opt-In Election. Without relieving Tango of any of its obligations under this Article 2, Gilead may in its sole discretion specify, in any Opt-In notice provided in accordance with Section 2.7.1, any Early Opt-In Point Notice, or any Gilead Reserved Target Notice, as applicable, that the applicable Opt-In shall be effective upon such notice and, in such case, Gilead shall be deemed to have Opted-In as of the date thereof.

2.8 Reserved Targets.

2.8.1 Reserved Target Election. Concurrently with Gilead’s election to Decline a Validated Target (other than [***]and, to the extent applicable, [***]) during the Target Validation Opt-In Period or an Extended Target prior to the expiration of the Extended Target Opt-In Period immediately following the Lead Series Opt-In Point, as applicable, Gilead may provide written notice to Tango designating such Target as a Reserved Target. Upon such designation and until expiration of the Reserved Target Period, such Target will be deemed a “Reserved Target.” If Gilead does not provide any such notice to Tango concurrently with such a Decline election, then such Target shall not be a Reserved Target and shall be deemed a Declined Target.

2.8.2 Reserved Target Limitation. In the event that Gilead: (a) Declines a Target during the Target Validation Opt-In Period and designates such Target as a Reserved Target in accordance with Section 2.8.1; and (b) later Extends such Target in accordance with Section 2.8.4, then, if Gilead Declines such Target during the Extended Target Opt-In Period immediately following the Lead Series Opt-In Point, Gilead shall not be permitted to designate such Target as a Reserved Target during such Extended Target Opt-In Period.

2.8.3 Reserved Target Withdrawal. At any time following Gilead’s designation of a Target as a Reserved Target and prior to expiration of the applicable Reserved Target Period, Gilead may withdraw such designation upon written notice to Tango, upon which such Target shall be deemed a Declined Target.

2.8.4 Reserved Target Opt-In or Extension. At any time during the Reserved Target Period, Gilead may provide written notice to Tango that Gilead is Opting-In to or Extending the applicable Reserved Target (each, a “Gilead Reserved Target Notice”). For purposes of the payment of the applicable Opt-In Fee or Extension Fee for such Reserved Target, as applicable: (a) if Gilead had Declined such Target during the Target Validation Opt-In Period, such Target will be considered a Validated Target; or (b) if Gilead had Declined such Target after the expiration of the Target Validation Opt-In Period but prior to the expiration of the Extended Target Opt-In Period immediately following the Lead Series Opt-In Point, such Target will be considered an Extended Target.

2.8.5 Program Option Target Election. At any time during the Reserved Target Period, Tango may provide written notice to Gilead indicating that it wishes to pursue drug discovery or development efforts itself (and not with any Third Party) with respect to the applicable Reserved Target; provided, that Tango may not provide any such notice with respect to any Target for which Gilead has provided a Gilead Reserved Target Notice to Tango in accordance with Section 2.8.4. Upon such notice from Tango, such Target shall be deemed a “Program Option Target.”

2.9 Program Option.

2.9.1 Grant of Program Option. Subject to this Section 2.9, Tango hereby grants to Gilead, on a Program Option Target-by-Program Option Target basis, a right of first negotiation during the applicable Program Option Period for such Program Option Target (each, a “Program Option”).

2.9.2 Program Option Target Restrictions. During the Program Option Period for a Program Option Target, Tango may pursue the development of products Directed to the applicable Program Option Target on its own behalf but shall not collaborate or partner with any Third Party, grant a license or other right to any Third Party, or acquire any license or other right from any Third Party, in each case, with respect to such Program Option Target or products Directed to such Program Option Target.

2.9.3 Program Option Procedure.

(a) In the event that, at any time during the Program Option Period: (i) Gilead is interested in [***]; or (ii) Tango [***] (any such license contemplated by (i) and (ii), a “Program Option License”), the Parties will notify one another thereof (the “Program Option Notice”). If Tango provides a Program Option Notice to Gilead, then such notice shall include a summary in reasonable detail of the drug discovery or development efforts undertaken by Tango with respect to the applicable Program Option Target. For clarity: (x) if neither Party provides a Program Option Notice for a Program Option Target prior to the expiration of such Program Option Period, then, upon such expiration, such Target shall be deemed a Declined Target; and (y) if either Party provides a Program Option Notice for a Program Option Target prior to the expiration of such Program Option Period, then the remainder of this Section 2.9.3 shall apply with respect to such Program Option Target, regardless of whether the Research Term expires.

(b) If Gilead provides Tango with the Program Option Notice, or provides Tango with written notice within [***] of the date of its receipt of a Program Option Notice from Tango that Gilead wishes to negotiate with Tango to obtain a Program Option License, then, in each case, Tango shall disclose the applicable Program Option Data Package to Gilead through the Controlled Disclosure Process. After providing such Data Package, Tango shall, through the Controlled Disclosure Process, promptly provide Gilead with any additional information (including raw data and copies of any Tango Third Party Agreements listed in the Data Package) reasonably requested by Gilead with respect to such Data Package (provided, that such additional information is in Tango’s or its Affiliates’ possession or control and does not require the expenditure of additional funds or the performance of additional studies to generate), or Tango shall notify Gilead in writing during such period that neither Tango nor any of its Affiliates has such additional information in its possession or control, as applicable. Each such Data Package and any such additional information shall be used by Gilead solely to determine whether to negotiate for, or the negotiation of, a Program Option License with respect to the relevant Program Option Target unless and until the Parties enter into a Program Option License with respect to such Target. With respect to copies of Tango Third Party Agreements provided under this Section 2.9.3, Tango shall be entitled to redact from such copies terms which: (i) do not relate to any payment or other obligation that would be binding upon Gilead or any of its Affiliates if the Parties were to enter into a Program Option License; or (ii) are not otherwise reasonably relevant to Gilead’s determination as to whether to negotiate for (or the negotiation of) a Program Option License.

(c) Following Gilead’s receipt of the Program Option Data Package, the Parties shall exclusively negotiate in good faith, for a period of up to [***] (as such period may be extended upon mutual agreement, the “Program Option License Negotiation Period”), the terms and conditions of such Program Option License. If Gilead and Tango reach agreement on a Program Option License within such Program Option License Negotiation Period, then such Program Option Target shall count towards the Gilead Target Limitation.

(d) For clarity, if either: (i) Gilead does not provide Tango with a Program Option Notice, or written notice that Gilead wishes to negotiate with Tango to obtain a Program Option License following its receipt of a Program Option Notice from Tango within the [***] period contemplated by Section 2.9.3(b); or (ii) Gilead and Tango do not enter into a Program Option License during the Program Option License Negotiation Period, then, upon the expiration of either such period: (1) such Program Option Target shall be deemed a Declined Target; (2) subject to Section 2.10, Tango shall be free to offer a Program Option License to any Third Party or otherwise continue the development and commercialization of such Target, itself or with a Third Party; and (3) such Program Option Target shall not count towards the Gilead Target Limitation. In addition, [***].

2.10 Tango Targets.

2.10.1 In General. Subject to the terms and conditions of this Agreement (including Section 2.8.5, this Section 2.10, Section 5.5, and Section 5.6), Tango will have the right to initiate and conduct, by or on behalf of itself or its Related Parties, a development and commercialization program with respect to any Tango Target and associated Tango Products (excluding, for the avoidance of doubt, [***]) (each, a “Tango Program”).

2.10.2 Tango Financial Target Notice. In the event that, at any time during the Term, Tango wishes to initiate and conduct a development and commercialization program with respect to any Target that [***], then it shall provide written notice thereof to Gilead, which notice shall identify the applicable Target (each such notice, a “Tango Financial Target Notice”). Upon such notice or, without relieving Tango of the foregoing obligation, in the event that Tango fails to provide such Tango Financial Target Notice, upon initiation of such development or commercialization activities, such Target shall be deemed a “Tango Financial Target.”

2.10.3 Tango Target Limitation. At any point in time during the Research Term, Tango shall not be permitted to simultaneously conduct a development program with respect to more than [***] (the “Tango Target Limitation”).

2.11 Tango Independent Targets.

2.11.1 In General. Tango will, during the Research Term, retain the right to discover and validate Targets outside the scope of the Research Plan (any such validated Targets, including the Targets listed on Exhibit 2.11.1, “Tango Independent Targets”), and such Targets shall not be Validated Targets subject to this Agreement. Further, any Targets validated by Tango prior to the Original Effective Date (including the Existing Programs) or after the Research Term shall be Tango Independent Targets and shall not be Validated Targets subject to this Agreement. In addition, Tango will retain the right to pursue, independently from Gilead, development and commercialization activities with respect to products Directed To Tango Independent Targets (such programs, “Tango Independent Programs”) at its sole discretion. Tango will have the right to pursue an unlimited number of Tango Independent Programs.

2.11.2 Third Parties. If, during the Research Term, Tango executes an agreement, in compliance with this Agreement, granting a Third Party rights or licenses with respect to any Tango screens (other than the Screens), then any screen hits and validated Targets resulting from those screens will be Tango Independent Targets, and the development and commercialization activities with respect to products Directed To such Targets will be Tango Independent Programs. Similarly, if Tango designs or develops any [***] screens with or for a Third Party during the Research Term pursuant to an agreement with such Third Party, in compliance with this Agreement, such screens will not be in the scope of this Agreement, any validated Targets resulting from such screens will be Tango Independent Targets, and the development and commercialization activities with respect to products Directed To such Targets will be Tango Independent Programs.

2.11.3 Exclusivity. This Section 2.11 is in all respects subject to Section 5.5.

2.12 Collaboration Results. Tango shall maintain, and shall cause its Affiliates and their respective employees and permitted subcontractors to maintain, records regarding its or their conduct of activities under the Research Collaboration, which may be in the form of electronic lab notebooks that are segregated from other activities not performed under this Agreement, for so long as necessary after the applicable activity to comply with Applicable Laws or to support the prosecution, maintenance and enforcement of intellectual property rights (including Patent Rights) in accordance with Article 8, and as necessary in order to comply with its obligations under this Agreement, regarding its conduct of the Research Collaboration, but in no event less than [***]. Such records shall be maintained in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes (and as otherwise necessary to comply with its obligations under this Agreement) and shall reflect the work done by or on behalf of Tango in the performance of the Research Collaboration, including all Collaboration Results. During such record retention period, Gilead shall have the right, during normal business hours and upon reasonable notice not more than [***], to inspect and copy Collaboration Results.

2.13 Materials. Gilead will transfer to Tango or its designee certain biological or chemical materials within Gilead’s or its Affiliates’ possession or control (the “Gilead Materials”) that are reasonably requested by Tango for the purpose of exercising its rights or fulfilling its obligations under the Research Plan. All transfers of Gilead Materials by Gilead to Tango will be documented in a material transfer agreement as agreed between the Parties, which will set forth the type and name of the Gilead Materials transferred, the amount of the Gilead Materials transferred and the date of the transfer of such Gilead Materials. Tango will transfer to Gilead or its designee certain biological or chemical materials within Tango’s or its Affiliates’ possession or control (the “Tango Materials”) that are reasonably requested by Gilead for the purpose of exercising its rights or fulfilling its obligations under this Agreement. All transfers of Tango Materials by Tango to Gilead, other than any Tango Materials which are transferred to Gilead pursuant to Section 2.16, will be documented in a material transfer agreement as agreed between the Parties, which will set forth the type and name of the Tango Materials transferred, the amount of the Tango Materials transferred and the date of the transfer of such Tango Materials.

2.14 Tango Third Party Agreements.

2.14.1 In the event that Tango proposes to enter into a Tango Third Party Agreement with respect to an Extended Target, Tango shall provide Gilead written notice thereof and consult with and offer Gilead a reasonable opportunity to review and comment on such Tango Third Party Agreement to the extent applicable to such Extended Target, including the scope of Tango Technology to be licensed with respect to such Extended Target and the payment obligations thereunder with respect to such Extended Target.

2.14.2 With respect to any Tango Technology that is the subject of a Tango Third Party Agreement, the inclusion of such Tango Technology in a License which Gilead obtains pursuant to Opting-In to an Extended Target shall be subject to: (a) Gilead’s election in writing to include such Tango Technology in such License in accordance with this Section 2.14.2; and (b) any and all applicable terms and conditions (including restrictions and limitations) of the applicable Tango Third Party Agreement, including the pass through of any and all amounts payable by Tango to the applicable Tango Licensor to the extent arising as a result of the development or commercialization by Gilead or any of its Related Parties of the Gilead Products to which Gilead obtains a License pursuant to such Opt-In. Gilead may elect, in the relevant Opt-In notice provided to Tango in accordance with Section 2.7, to include the relevant Tango Technology that is the subject of a Tango Third Party Agreement within the scope of the License that Gilead would obtain pursuant to the relevant Opt-In. If Gilead elects not to include such Tango Technology in such License, then such Tango Technology shall not be licensed to Gilead with respect to such Gilead Products, shall not be included in the Tango Technology for purposes of such License, and the applicable Tango Third Party Agreement shall cease to be a Tango Third Party Agreement for purposes of Section 13.3. If no notice of election or non-election is provided by Gilead during an Opt-In Period as provided above, Gilead shall be deemed to have elected not to include such Tango Technology in such License. The Parties will discuss in good faith the assignment to Gilead of any Tango Third Party Agreements that are specific to any Gilead Product to which Gilead obtains a License pursuant to such Opt-In.

2.15 Antitrust Filings.

2.15.1 As soon as is reasonably practicable following the date that Gilead Opts-In to a Target as contemplated under Section 2.7 (each, a “Target Selection” and such date, the “Target Selection Date”) and in any event within [***] of such Target Selection Date, each of Tango and Gilead shall prepare and submit any required (as reasonably determined by Gilead) filings, notices, applications or other submissions under Antitrust Law (“Antitrust Filings”), including any required filings under the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) and the rules promulgated thereunder, with respect to such Target Selection. In connection with any such Antitrust Filings, the Parties shall furnish promptly to the United States Federal Trade Commission (the “FTC”), the Antitrust Division of the United States Department of Justice (the “DOJ”) and any other applicable governmental authority any additional information requested within their authority under the HSR Act or other Antitrust Laws, use reasonable efforts to obtain antitrust clearance for the transactions contemplated hereunder as soon as practicable with respect to such Target Selection, and otherwise cooperate with each other in the governmental antitrust clearance process. [***] in connection with any filings under this Section 2.15, and each Party shall bear their respective attorneys’ fees and other expenses in connection therewith.

2.15.2 Solely to the extent that a filing pursuant to the HSR Act or other Antitrust Laws is required in connection with a given Target Selection, Gilead’s rights and obligations hereunder in connection with such Target Selection (including any licenses to be granted in connection therewith) shall not become effective unless and until each of the following conditions are met: (a) the applicable waiting period provided by the HSR Act shall have expired or been terminated (and all other required antitrust clearances have been obtained); (b) no court or administrative challenges to such transaction are pending; and (c) no court or administrative orders are outstanding blocking the completion of the transactions (the date on which such conditions are met with respect to such Target Selection or, if Gilead determines no Antitrust Filings are required with respect to such Target Selection, the applicable Target Selection Date, the “Target Selection Effective Date”). Nothing in this Agreement shall require or be deemed to require either Party (or their Affiliates) to commit to any divestitures or licenses or agree to hold separate any assets or agree to any similar arrangements or commit to conduct its business in a specified manner, or to submit and respond to a formal discovery procedure initiated by the FTC or DOJ or any other governmental authority (e.g., a “Request for Additional Information and Documentary Materials,” also known as a “second request”, or Civil Investigative Demand if a filing is not required under the HSR Act), in each case, as a condition to obtaining antitrust clearance for any Target Selection.

2.15.3 If the Target Selection Effective Date for any Target Selection does not occur on or before [***] after the applicable Target Selection Date (each, an “Initial Outside Date”), then Gilead may, in its sole discretion and only one time, provide written notice to Tango on or prior to such Initial Outside Date to extend such Initial Outside Date by an additional [***] (each Initial Outside Date, as it may be extended, if applicable, an “Outside Date”); provided, that Gilead may only extend the Initial Outside Date if the Antitrust Filings are made within [***] of the applicable Target Selection Date and additional time is reasonably required to respond to requests from FTC, DOJ, or any other applicable governmental authority in response to such Antitrust Filings.

2.15.4 If the Target Selection Effective Date for any Target Selection does not occur on or before the applicable Outside Date, then: (a) the Target that is the subject of such Target Selection shall not become a Gilead Target and shall not be included in the licenses and rights granted to Gilead pursuant to Section 5.1 or counted toward the Gilead Target Limitation; (b) the Target that is the subject of such Target Selection shall not be deemed a Declined Target; (c) neither Party nor such Party’s Affiliates will be restricted from researching, developing, manufacturing or commercializing products Directed To the Target that is the subject of such Target Selection, subject to agreement on financial terms and compliance with Antitrust Laws, as provided in Section 2.15.5; and (d) if the Research Term would have otherwise expired prior to the Outside Date, then the Research Term will be extended for an additional [***] in order to allow Gilead to make an alternative Target Selection from among the Reserved Targets, in its discretion.

2.15.5 Prior to initiating any additional research, development, manufacturing or commercialization activities with respect to the applicable Target for which the Target Selection Effective Date does not occur on or before the applicable Outside Date, either Party (the “Exploiting Party”) shall give the other Party written notice that it is considering pursing such activities with respect to such Target. The Parties shall thereafter negotiate in good faith the financial consideration to be paid by the Exploiting Party to the other Party in consideration for the value provided by such other Party with respect to the applicable Target and the Parties will enter into an amendment to this Agreement or another agreement providing for such financial terms and any other mutually agreed terms applicable to such activities by the Exploiting Party with respect to such Target, including any such terms necessary to comply with Antitrust Laws.

In the event that the Parties are unable to reach such agreement within [***], either Party may submit such matter to baseball arbitration for resolution in accordance with Section 15.5.2; provided, however, that such financial consideration shall not, in the aggregate, be more favorable to the other Party than that which the other Party would have been entitled to receive under this Agreement if such Target were a Gilead Target (if Gilead is the Exploiting Party) or a Tango Financial Target (if Tango is the Exploiting Party).

2.16 Technology Transfer. Tango shall, as soon as reasonably practical after each Target Selection Effective Date, transfer to Gilead copies of or provide access to (if copies cannot reasonably be made) all Tango Know-How to the extent related to the applicable Gilead Program in a format to be mutually agreed by the Parties, including, at Gilead’s option, any and all inventory of compounds, molecules or products Directed To the applicable Gilead Target. In addition, Tango will provide to Gilead all reports, Regulatory Materials (including any INDs or other regulatory filings if permitted to be filed by Tango hereunder), manufacturing protocols, toxicology data, quality assurance and quality control assays, contracts with contract research or manufacturing organizations, materials, assays, methods, data and results generated by or on behalf of Tango or any of its Affiliates pursuant to this Agreement with respect to the applicable Gilead Program. The transfer contemplated by this Section 2.16 will be conducted in accordance with a technology transfer plan and budget ([***]) to be agreed by the Parties. Without limiting the foregoing, to the extent set forth in the technology transfer plan and, if applicable, budget, the transfer contemplated by this Section 2.16 shall include: (a) providing reasonable access (including by telephone and email) to a reasonable number of qualified scientists, production, quality assurance, and quality control personnel, and engineers; (b) allowing reasonable access to the manufacturing sites (whether those of Tango or a contract manufacturing organization) involved in the manufacture of compounds, molecules or products with respect to the Gilead Program; and (c) any other reasonable support or training reasonably requested by Gilead to facilitate such transfer. For clarity and notwithstanding the foregoing in Section 2.13, the Parties will not be required to enter into a material transfer agreement in connection with any transfer contemplated by this Section 2.16. With respect to any Gilead Target for which Gilead Opts-In [***], Tango will perform such technology transfer at no additional cost to Gilead. With respect to any other Gilead Target, Tango may invoice Gilead for any reasonable out-of-pocket costs incurred by Tango in the performance of such technology transfer and contemplated by the applicable budget, and Gilead shall pay such invoice within [***] after receipt.

3. DEVELOPMENT AND COMMERCIALIZATION

3.1 Gilead Development.

3.1.1 General. Gilead (itself or through any of its Affiliates or Third Parties) shall have the sole responsibility and exclusive right, at its cost, to conduct all development, manufacturing and regulatory activities worldwide for: (a) Gilead Products, during the applicable Gilead Target Exclusivity Period; and (b) Gilead Financial Products, following the expiration of the applicable Gilead Target Exclusivity Period; provided, that, in each case ((a) and (b)), if Tango exercises the Co-Detail Option with respect to a Co-Detail Eligible Gilead Financial Product, then Tango will share Development Costs with respect to such Product in accordance with Section 6.5 and the terms of the applicable Joint Development and Co-Detail Agreement and Gilead will be responsible to develop such Product in accordance with terms of the applicable Joint Development and Co-Detail Agreement and associated Joint Development and Commercialization Plan.

3.1.2 Gilead Development Reports. Gilead shall provide Tango within [***] after each [***] and [***] a written report which summarizes the development activities performed by Gilead or any of its Affiliates during the prior [***] period with respect to: (a) each Gilead Product which is not a Gilead Financial Product [***]; and (b) each Gilead Financial Product until the Gilead First Commercial Sale of such Gilead Financial Product. Each report shall be compiled and reported in English and shall be the Confidential Information of Gilead. If, within [***] of Tango’s receipt of a written report pursuant to this Section 3.1.2, Tango provides Gilead written notice that it wishes to discuss such written report, then Gilead shall make available to Tango, by phone or, if requested by Tango, in person at Gilead’s offices, representative(s) of Gilead with knowledge of the development activities described in such written report to discuss such activities and the report with Tango in reasonable detail and any questions of Tango in relation to such activities and the report. Notwithstanding the foregoing, this Section 3.1.2 will not apply to Co-Detail Products during the Co-Detail Term. Reporting obligations with respect to Co-Detail Products during the Co-Detail Term will be provided for in the applicable Joint Development and Co-Detail Agreement; provided, that, the Parties intend for Tango to receive, with respect to each Co-Detail Product, at least the reports, information and access (with at least the same frequency, as applicable) it is entitled to receive with respect to Gilead Products that are not Co-Detail Products.

3.1.3 Development Efforts. Gilead will [***].

3.1.4 Tango Consultation. Upon Gilead’s reasonable request, Tango will provide reasonable consultation to Gilead with respect to the development of Gilead Products; provided, that such consultation shall be provided in consideration for the payment of reasonable and documented expenses associated with the provision thereof.

3.2 Tango Development.

3.2.1 General. Subject to the Program Option, Tango (itself or with or through any of its Affiliates or any Third Parties) shall be solely responsible for development, manufacturing and regulatory activities, at its cost, for Tango Products.

3.2.2 Tango Development Reports. Tango shall provide Gilead within [***] after each [***] a written report which summarizes the development activities performed by Tango or any of its Affiliates during the prior [***] period with respect to each Tango Financial Product until the Tango First Commercial Sale of such Tango Financial Product. Each report shall be compiled and reported in English and shall be the Confidential Information of Tango. If, within [***] of Gilead’s receipt of a written report pursuant to this Section 3.2.2, Gilead provides Tango written notice that it wishes to discuss such written report, then Tango shall make available to Gilead, by phone or, if requested by Gilead, in person at Tango’s offices, representative(s) of Tango with knowledge of the development activities described in such written report to discuss such activities and the report with Gilead in reasonable detail and any questions of Gilead in relation to such activities and the report.

3.3 Gilead Commercialization.

3.3.1 General. Gilead (itself or through any of its Affiliates or Third Parties) will have the sole responsibility and exclusive right (subject to Section 3.5) to conduct all aspects of the commercialization in the Territory of: (a) Gilead Products, during the applicable Gilead Target Exclusivity Period; and (b) Gilead Financial Products, following the expiration of the applicable Gilead Target Exclusivity Period, including, in each case ((a) and (b)), marketing, detailing, promotion, market research, distributing, order processing, handling returns and recalls, booking sales, customer service, administering, and commercially selling such Gilead Products or Gilead Financial Products, as applicable, and manufacturing, importing, exporting, and transporting such Gilead Products or Gilead Financial Products, as applicable, for commercial sale; provided, that, if Tango exercises the Co-Detail Option with respect to a Co-Detail Product, the Parties’ activities with respect to co-detailing such Co-Detail Product in the US shall be conducted in accordance with the terms of the applicable Joint Development and Co-Detail Agreement and associated Joint Development and Co-Detail Plan.

3.3.2 Commercialization Efforts. Gilead shall [***].

3.4 Tango Commercialization.

3.4.1 General. Tango (itself or through any of its Affiliates or Third Parties) will have the sole responsibility to conduct all aspects of the commercialization in the Territory of Tango Products, including marketing, detailing, promotion, market research, distributing, order processing, handling returns and recalls, booking sales, customer service, administering, and commercially selling such Tango Products and manufacturing, importing, exporting, and transporting such Tango Products for commercial sale.

3.5 Co-Detailing.

3.5.1 Co-Detail Option.

(a) General. Subject to this Section 3.5.1, Gilead hereby grants to Tango the option to co-detail in the US, in accordance with the applicable Joint Development and Co-Detail Agreement, a Co-Detail Eligible Gilead Financial Product which is not a Co-Detail Blocked Gilead Financial Product for each of up to five (5) Gilead Programs (each, a “Co-Detail Option”). For clarity, (i) if Tango exercises a Co-Detail Option with respect to a Gilead Program and subsequently exercises an Opt-Out with respect to such program, the prior exercise by Tango of such Co-Detail Option shall count as [***] Co-Detail Options, (ii) once Tango has exercised [***] Co-Detail Options which have not been Blocked and the Parties have entered into Joint Development and Co-Detail Agreements with respect thereto, Gilead’s obligations under this Section 3.5.1 to offer Tango additional Co-Detail Eligible Gilead Financial Products pursuant to Co-Detail Options shall terminate, and (iii) regardless of the number of Gilead Financial Products for a Gilead Program, Tango shall only have the right to exercise the Co-Detail Option for [***] Gilead Financial Product with respect to such Gilead Program.

(b) Co-Detail Blocking Right. At any time prior to the earlier of: [***], Gilead will have the right to block (“Block”) Tango’s exercise of the Co-Detail Option with respect to such Product by providing written notice thereof to Tango (each, a “Co-Detail Blocking Right”); provided, that (x) Gilead will only have the right to Block Tango’s exercise of the Co-Detail Option [***] and (y) Gilead may not exercise the Co-Detail Blocking Right with respect to [***]. Upon Gilead’s exercise of a Co-Detail Blocking Right in accordance with this Section 3.5.1(b), (A) Tango will no longer have the right to exercise the Co-Detail Option for the applicable Co-Detail Eligible Gilead Financial Product, (B) where Tango has exercised a Co-Detail Option for the applicable Co-Detail Eligible Gilead Financial Product prior to Gilead’s exercise of its Co-Detail Blocking Right, Tango’s exercise of such Co-Detail Option shall be deemed irrevocably withdrawn and the exercise by Tango of such Co-Detail Option shall not count as [***], and (C) Gilead will not be required to comply with any other requirements of this Section 3.5.1 with respect to such Co-Detail Eligible Gilead Financial Product.

(c) Gilead Registrational Clinical Trial Notice. Gilead will provide Tango with notice (each, a “Gilead Registrational Clinical Trial Notice”) at least [***] prior to the anticipated Initiation of a Registrational Clinical Trial for any Co-Detail Eligible Gilead Financial Product for which Gilead has not exercised a Co-Detail Blocking Right; provided, that Gilead’s obligation to provide such Gilead Registrational Clinical Trial Notice shall terminate upon the Co-Detail Option Notice End Date.

(d) Tango Pre-Registrational Clinical Trial Notice. Without limiting the foregoing in Section 3.5.1(c), Tango will have the right, at any time prior to Tango’s receipt of a Gilead Registrational Clinical Trial Notice pursuant to Section 3.5.1(c) with respect to any Co-Detail Eligible Gilead Financial Product for which Gilead has not exercised a Co-Detail Blocking Right, to provide Gilead with notice that it is interested in exercising the Co-Detail Option with respect to such Co-Detail Eligible Gilead Financial Product (each, a “Tango Pre- Registrational Clinical Trial Notice”); provided, that Tango may not provide such notice to Gilead more than once per Calendar Year with respect to a given Gilead Program. Gilead will provide Tango with a notice, including high level data and materials directly related to the applicable Co-Detail Eligible Gilead Financial Product, promptly following the receipt of such notice from Tango. For the purposes of this Section 3.5.1, any such notice delivered by Gilead to Tango shall constitute a Gilead Registrational Clinical Trial Notice.

(e) Co-Detail Option Data Package. At any time prior to the expiration of the [***] period following Tango’s receipt of the Gilead Registrational Clinical Trial Notice, Tango may request (and Gilead will provide to Tango within a reasonable period of time) a Co-Detail Option Data Package for the applicable Product. Tango shall use such Data Package (and any additional information provided by Gilead pursuant to this Section 3.5.1) solely for purposes of determining whether to exercise its Co-Detail Option with respect to such Product, unless and until Tango exercises its Co-Detail Option.

(f) Co-Detail Option Exercise; Additional Information. Subject to the foregoing in this Section 3.5.1, Tango may exercise the Co-Detail Option with respect to a Co-Detail Eligible Gilead Financial Product which has not been Blocked by providing notice (“Co-Detail Exercise Notice”) of such exercise to Gilead no later than [***] after the date on which Tango receives the Co-Detail Option Data Package for such Co-Detail Eligible Gilead Financial Product, as such period may be extended in accordance with this Section 3.5.1(f) (“Co-Detail Option Period”). From time to time during the Co-Detail Option Period, Tango may provide Gilead with written notice requesting from Gilead additional information (including any raw data) with respect to, or the ability to discuss with Gilead representative(s) who have knowledge of, in each case, such Co-Detail Eligible Gilead Financial Product (each, a “Co-Detail Information Request”). Gilead shall use reasonable efforts to provide such information or hold such discussion as promptly as practicable but in any event within [***] after receipt of such Co-Detail Information Request; provided, that such additional information is in Gilead’s or any of its Affiliates’ possession and does not require the expenditure of additional funds or the performance of additional studies to generate. With respect to any Co-Detail Information Request submitted by Tango during the first [***] of the Co-Detail Option Period, to the extent that Tango reasonably determines that Gilead has not provided such information in any material respect or has failed to hold such discussion, Tango shall notify Gilead thereof and the Co-Detail Option Period shall be extended by a period corresponding to the number of days between the expiration of the [***] period following Gilead’s receipt of such Co-Detail Information Request and the date such requested information is provided by Gilead to Tango, or such discussion is held between the Parties. If the Parties do not enter into a Joint Development and Co-Detail Agreement with respect to a Co-Detail Eligible Gilead Financial Product in accordance with Section 3.5.2, then the Co-Detail Option Data Package, and any other information provided by Gilead to Tango pursuant to this Section 3.5.1, in each case, other than any such information generated by or on behalf of Tango or any of its Affiliates pursuant to the Research Collaboration, shall constitute Gilead Confidential Information.

3.5.2 Joint Development and Co-Detail Agreement; [***]. If Tango exercises the Co-Detail Option with respect to a Co-Detail Eligible Gilead Financial Product, the Parties shall negotiate in good faith the terms of a definitive joint development and co-detailing agreement for such Product (each, a “Joint Development and Co-Detail Agreement”) within [***] of Gilead’s receipt of the Co-Detail Exercise Notice (“Co-Detail Negotiation Period”). Each Joint Development and Co-Detail Agreement will include the terms set forth in Exhibit 3.5.2 and such other terms as the Parties may agree which are customary in an agreement of that type to govern the Parties’ co-funding of development for the US and co-detailing in the US of such Co-Detail Product and which would otherwise be consistent with the provisions of this Agreement. Each Joint Development and Co-Detail Agreement will include [***] in accordance with the terms set forth in Exhibit 3.5.2 and the Joint Development and Co-Detail Agreement.

3.5.3 Joint Development and Co-Detail Plan. On an annual basis during the Co-Detail Term for a Co-Detail Product, Gilead will prepare a plan in accordance with the Joint Development and Co-Detail Agreement for the Development of such Co-Detail Product in the US and the detailing of such Co-Detail Product in the US in the following [***] period (each, a “Joint Development and Co-Detail Plan”) and a detailed budget for the conduct of the activities set forth therein in the first [***] covered by such plan and summary budgets for the following [***] period (each, a “Joint Development and Co-Detail Budget”). Gilead will submit each Joint Development and Co-Detail Plan and Joint Development and Co-Detail Budget for such Co-Detail Product: (a) to the JDC for review and discussion with respect to matters pertaining to development; and (b) to the JCC for review and discussion with respect to matters pertaining to co-detailing. Gilead shall consider and incorporate in good faith any comments from the JDC or JCC, as applicable, on each Joint Development and Co-Detail Plan, and shall submit each Joint Development and Co-Detail Plan, incorporating any such revisions, to the Umbrella Committee for review and approval. Each Joint Development and Co-Detail Plan and associated Joint Development and Co-Detail Budget shall be subject to the approval of the Umbrella Committee. Each Joint Development and Co-Detail Plan will contain at least the depth and detail that are typical for Gilead’s internal development and commercialization plans for similar products. Gilead shall prepare and submit to the JDC each initial Joint Development and Co-Detail Plan and associated Joint Development and Co-Detail Budget within [***] of Tango’s exercise of the Co-Detail Option with respect to the Co-Detail Product that is the subject of such Joint Development and Co-Detail Plan and associated Joint Development and Co-Detail Budget.

4. GOVERNANCE

4.1 Alliance Manager. Each Party has appointed an individual to act as the alliance manager for such Party (each, an “Alliance Manager”). Each Alliance Manager shall be permitted to attend meetings of the JSC and any Subcommittee as a nonvoting observer. The Alliance Managers shall be the primary point of contact for the Parties regarding the collaboration activities contemplated by this Agreement and shall help facilitate all such activities hereunder.

4.2 Joint Steering Committee. The Parties have established a Joint Steering Committee (the “JSC”) to oversee and coordinate the activities of the Parties under the Research Collaboration. The JSC is and shall be comprised of the Alliance Managers, [***] additional employee representatives of Gilead and [***] additional employee representatives of Tango (or such other equal number of representatives as the Parties may agree). Subject to the foregoing, each Party shall appoint its respective representatives to the JSC from time to time, and may change its representatives, in its sole discretion, effective upon notice to the other Party designating such change. Representatives from each Party shall have appropriate technical credentials, experience and knowledge pertaining to and ongoing familiarity with the Research Collaboration. One (1) of the members of the JSC appointed by Gilead shall be designated the JSC chairperson (the “JSC Chair”). The JSC Chair will be responsible for calling meetings of the JSC, circulating agenda and performing administrative tasks required to assure efficient operation of the JSC. The JSC may from time to time establish one (1) or more subcommittees (each, a “Subcommittee”), in addition to the JRDC, to perform certain duties and exercise certain powers of the JSC as expressly delegated by the JSC to such Subcommittee (the JSC and any Subcommittee are each referred to herein as a “Committee”). The JSC and each Subcommittee shall be promptly disbanded following the end of the Research Term.

4.3 JSC Meetings. The JSC shall meet in accordance with a schedule established by mutual written agreement of the Parties no less frequently than once every [***]. The location for meetings shall alternate between Tango and Gilead facilities (or such other location as is determined by the JSC). Alternatively, the JSC may meet by means of teleconference, videoconference or other similar means. As appropriate, additional employees or consultants of each Party may from time to time attend the JSC meetings as nonvoting observers; provided, that any such consultant shall agree in writing to comply with the confidentiality obligations substantially similar to those under this Agreement; provided, further, that no Third Party personnel may attend unless otherwise agreed by both Parties. Each Party shall bear its own expenses related to the attendance of the JSC meetings by its representatives. Each Party may also call for special meetings to resolve particular matters requested by such Party upon [***] prior written notice to the other Party. The JSC Chair or his/her designee shall keep minutes of each JSC meeting that record in writing all decisions made, action items assigned or completed and other appropriate matters. The JSC Chair or his/her designee shall send meeting minutes to all members of the JSC promptly after a meeting for review. Each member shall have [***] from receipt in which to comment on and to approve/provide comments to the minutes (such approval not to be unreasonably withheld, conditioned or delayed). If a member, within such time period, does not notify the JSC Chair that s/he does not approve of the minutes, the minutes shall be deemed to have been approved by such member. Each Party’s JSC members may designate another staff member of such Party, which could be the Alliance Manager, who will coordinate the administrative work surrounding JSC, including sending the notice of holding JSC meetings, creating the draft of minutes, or distributing the minutes.

4.4 JSC Functions. The JSC’s responsibilities are as follows:

4.4.1 Reviewing and approving the Research Plan (including the number, composition, and prioritization of Research Plan Screens included therein, as well as the Target Validation Criteria);

4.4.2 Reviewing and approving by consensus the proposed development plan for a Target set forth in an Opt-In Data Package, as such plan may be modified in accordance with Section 2.3.2;

4.4.3 Reviewing and approving any amendment to the Research Plan or any Development Plan;

4.4.4 Approving the threshold criteria for classifying Targets identified from initial pre-validated screenings as Screen Hits;

4.4.5 Determining which Screen Hits to progress to validation;

4.4.6 Determining whether Opt-In Points (other than Early Opt-In Points and Reserved Target Opt-In Points) have been achieved;

4.4.7 Subject to the terms of this Agreement, approving the format and required content of each Data Package, including determining the materiality of internal research and development reports and data packages and manufacturing processes and manufacturing information for purposes of Section 1.39 and Section 1.209;

4.4.8 Determining by consensus whether a Scientific Failure has occurred with respect to an Extended Target;

4.4.9 Resolving matters presented to it by any Subcommittee that are within the scope of responsibilities delegated to such Subcommittee by the JSC or the decision-making authority of the JSC pursuant to this Agreement; and

4.4.10 Fulfilling such other responsibilities as may be allocated to the JSC under this Agreement or by mutual written agreement of the Parties.

4.5 JSC Decisions. The JSC will endeavor to make decisions by consensus, with each of Gilead’s and Tango’s representatives having, collectively, [***] vote. If, despite using reasonable efforts, the JSC does not reach consensus on any matter within its decision-making authority (a “Deadlocked Matter”) within a period of [***] (or such other period as the Parties may agree in writing) after it has met and attempted to reach such consensus, then either Party may, by written notice to the other Party, refer the Deadlocked Matter to the Chief Executive Officer of Tango, or such other person holding a similar position designated by Tango from time to time, and the Head of Research of Gilead, or such other person holding a similar position designated by Gilead from time to time (collectively, the “Executive Officers”); provided, however, that, if such Executive Officers do not reach agreement on such Deadlocked Matter within [***] after such Deadlocked Matter is referred to the Executive Officers, then: [***].

4.6 Subcommittees.

4.6.1 Joint Research and Development Committee. The Parties have established a Joint Research Committee under the Original Research Collaboration, which committee shall, from and after the Amendment Date, serve as the Joint Research and Development Committee (“JRDC”). The purpose of the JRDC will be to oversee and coordinate the conduct of the Research Collaboration and review each Party’s conduct of research and development activities with respect to Products thereunder. The JRDC shall meet in accordance with a schedule established by mutual written agreement of the Parties but in no event less frequently than [***]. The JRDC’s oversight shall terminate on a Target-by-Target basis upon the first to occur of: (i) Target Selection Effective Date for such Target; and (ii) the date Gilead Declines such Target. The JRDC’s specific responsibilities are as follows:

(a) Overseeing and coordinating the activities of each Party (including those of any of its Affiliates and Third Parties acting under its authority) under the Research Collaboration, including development and conduct of the Research Plan Screens, Target nomination, Target validation, discovery and development efforts during each Extension Period, and any material delays, changes, or other updates with respect to such activities;

(b) Preparing the proposed initial Research Plan and proposing such plan to the JSC;

(c) Discussing Tango’s anticipated utilization of Subcontractors to perform activities under the Research Collaboration;

(d) Reviewing the proposed development plan for a Target set forth in an Opt-In Data Package and recommending, to the JSC, such development plan, including any amendments or modifications thereto;

(e) Preparing proposed amendments (including on an annual basis) to the Research Plan and the Development Plans and proposing such amendments to the JSC;

(f) Reviewing and recommending, to the JSC, the number, composition, or prioritization of the Research Plan Screens;

(g) Reviewing and recommending, to the JSC, the threshold criteria for classifying Targets identified from initial pre-validated screenings as Screen Hits;

(h) Receiving and reviewing Research Plan Screen information and data (including Proposed Screen Hit List, as well as Screen Hits and the associated Screen Hit Data Package) and recommending, to the JSC, Screen Hits proposed for validation by Tango;

(i) Reviewing and recommending, to the JSC, the format and required content of each Data Package;

(j) Receiving and reviewing disclosure of each Validated Target and Extended Target (and the associated Opt-In Data Package);

(k) Reviewing progress reports with respect to Target validation, drug discovery and development activities conducted by or on behalf of either Party or any of its Affiliates pursuant to the Research Plan or the Development Plans;

(l) Discussing and recommending, to the JSC, whether an Opt-In Point should be deemed achieved;

(m) Maintaining a current list of Screen Hits, Validated Targets, Extended Targets, Reserved Targets, Program Option Targets, Declined Targets, Tango Financial Targets, and Gilead Targets;

(n) Preparing and presenting updates to the JSC with respect to the conduct of the Research Plan and the Development Plans;

(o) Discussing and making recommendations to the JSC regarding whether a Scientific Failure has occurred with respect to an Extended Target;

(p) Discussing Tango’s drug discovery and development activities with respect to Program Option Targets on a [***] basis; and

(q) Fulfilling such other responsibilities as may be allocated to the JRDC under this Agreement or by mutual written agreement of the Parties.

4.6.2 Operation of Subcommittees. Each Subcommittee shall operate in a manner to be agreed by the JSC; provided, that, except as expressly set forth herein, Subcommittees shall have no decision-making authority, but shall instead operate by consensus and make recommendations to the JSC with respect to matters within its authority. Any matter within a Subcommittee’s authority with respect to which it cannot reach consensus will be escalated to the JSC for resolution.

4.7 Joint Development Committee. The Parties shall establish a Joint Development Committee (“JDC”) promptly upon commencement of the Co-Detail Term for the first Co-Detail Product, if any. The purpose of the JDC will be to coordinate the development of the Co-Detail Product(s). The JDC’s oversight shall terminate: (a) on a Co-Detail Product-by-Co-Detail Product basis, upon receipt of the first Marketing Approval for such Co-Detail Product by a Party; and (b) with respect to all Co-Detail Products, upon a Change of Control of Tango. Subject to the terms of the Joint Development and Co-Detail Agreement(s), the JDC’s specific responsibilities are as follows:

4.7.1 Reviewing and discussing development strategy for such Co-Detail Product, including with respect to which indications, markets and populations to pursue and matters with respect to life cycle management;

4.7.2 Reviewing and discussing each initial Joint Development and Co-Detail Plan and Joint Development and Co-Detail Budget and any updates to any of the foregoing plans or budgets;

4.7.3 Overseeing the execution of development activities pursuant to each Joint Development and Co-Detail Plan, including adherence to the associated Joint Development and Co-Detail Budget;

4.7.4 Reviewing and discussing reimbursement strategy and medical affairs strategy for such Co-Detail Product;

4.7.5 Reviewing progress reports with respect to the development of Co-Detail Products under a Joint Development and Co-Detail Agreement;

4.7.6 Preparing and presenting updates to the Umbrella Committee with respect to the conduct of development activities under a Joint Development and Co-Detail Agreement; and

4.7.7 Fulfilling such other responsibilities as may be allocated to the JDC under this Agreement, a Joint Development and Co-Detail Agreement, or by mutual written agreement of the Parties.

4.8 Joint Co-Detailing Committee. The Parties shall establish a Joint Co-Detailing Committee (“JCC”) promptly following the first filing of an application for Marketing Approval for a Co-Detail Product by Gilead. The purpose of the JCC will be to coordinate the detailing of the Co-Detail Product(s). Subject to the terms of the Joint Development and Co-Detail Agreement(s), the JCC’s specific responsibilities are as follows:

4.8.1 Reviewing and discussing any updates to any Joint Development and Co-Detail Plan or Joint Development and Co-Detail Budget after the filing for Marketing Approval for the Co-Detail Product that is the subject of such plan;

4.8.2 Overseeing the execution of detailing activities pursuant to each Joint Development and Co-Detail Plan, including adherence to the associated Joint Development and Co-Detail Budget;

4.8.3 Reviewing progress reports with respect to the commercialization of Co-Detail Products under a Joint Development and Co-Detail Agreement;

4.8.4 Preparing and presenting updates to the Umbrella Committee with respect to the detailing of Co-Detail Products under a Joint Development and Co-Detail Agreement; and

4.8.5 Fulfilling such other responsibilities as may be allocated to the JCC under this Agreement, a Joint Development and Co-Detail Agreement, or by mutual written agreement of the Parties;

provided, that, notwithstanding the foregoing in this Section 4.8, from and after a Change of Control of Tango, the JCC’s responsibilities shall be limited to those set forth in Section 4.8.2.

4.9 Operation of JDC and JCC; Co-Detail Governance. Each of the JDC and the JCC shall operate in a manner, including with respect to decision-making, to be set forth in the first-executed Joint Development and Co-Detail Agreement; provided, that any unresolved disputes at the JDC or the JCC shall be submitted for resolution to an umbrella committee established under such first Joint Development and Co-Detail Agreement (the “Umbrella Committee”). In the event of an unresolved dispute at the Umbrella Committee, Gilead shall have final decision-making authority following a customary escalation process; provided, that, [***] shall be subject to the same or similar restrictions on [***] set forth in: (a) sub-clause (i) of the last proviso to Section 4.5; and (b) the second sentence of Section 4.10. Prior to the formation of the Umbrella Committee, any discussions or decisions which are contemplated to be held or made by the Umbrella Committee shall be held or made by the Parties, with [***], subject to the same or similar restrictions as provided with respect to the Umbrella Committee in the immediately-preceding sentence. For clarity, the [***].

4.10 Scope of Committee Authority. For clarity and notwithstanding the creation of the JSC or any Subcommittee, each Party shall retain the rights, powers and discretion granted to it hereunder, and none of the JSC or any Subcommittee shall be delegated or vested with such rights, powers or discretion unless such delegation or vesting is expressly provided herein, or the Parties expressly so agree in writing. None of the JSC, [***], or any Subcommittee shall have the power to: [***], and no decision of the JSC or any Subcommittee shall be in contravention of any terms and conditions of this Agreement. It is understood and agreed that issues to be formally decided by the JSC are limited to those specific issues that are expressly provided in Section 4.4 and the disputes which relate to the subjects other than those set forth in Section 4.4 will be handled according to Section 15.5. Once a Committee is disbanded, such Committee shall have no further obligations under this Agreement and, thereafter, each Party shall designate a contact person for the exchange of information under this Agreement or such exchange of information shall be made through the Alliance Managers. In the event that a Committee is disbanded, any decisions that are designated under this Agreement as being subject to the review or approval of such Committee shall be made by the Parties directly, subject to the other terms and conditions of this Agreement.

4.11 Day-to-Day Responsibilities. Each Party shall be responsible for day-to-day implementation and operations of the activities for which it has or is otherwise assigned responsibility under this Agreement; provided, that such implementation is not inconsistent with the express terms of this Agreement or the decisions of the JSC and the JRDC within the scope of its authority specified herein. The JRDC will serve as a forum to coordinate the implementation of, and communications regarding, the Parties’ day-to-day activities under the Research Collaboration. The JDC and the JCC will serve as forums to coordinate the implementation of, and communications regarding, the Parties’ day-to-day activities under each Joint Development and Co-Detail Agreement.

5. LICENSES; EXCLUSIVITY; USE OF COLLABORATION RESULTS

5.1 Licenses and Rights to Gilead.

5.1.1 License. Subject to the terms and conditions of this Agreement and effective upon the Target Selection Effective Date for a given Gilead Target, Tango shall grant, and hereby grants, to Gilead an exclusive (including as to Tango and its Affiliates) license (with the right to grant and authorize sublicenses in multiple tiers, subject to Section 5.1.2), under the Tango Technology, to discover, research, develop, manufacture, use, sell, offer for sale, import and otherwise exploit Gilead Products Directed To such Gilead Target in the Territory (each, a “License”). [***].

5.1.2 Sublicenses. Each License shall include the right to grant and authorize sublicenses; provided, that each sublicense granted by Gilead shall be consistent with the terms and conditions of this Agreement. For each such sublicense: (a) other than to an Affiliate or to a Third Party acting as a distributor or a contract research, clinical, development, or manufacturing organization, Gilead shall provide Tango with prompt notice of any such sublicenses that it grants, identifying the sublicensee and the scope of such sublicensee’s rights and responsibilities; and (b) Gilead shall be and remain responsible to Tango for the compliance of each sublicensee with the applicable terms and conditions hereunder. Gilead may provide the notice described in clause (a) by providing Tango with a copy of the agreement granting such sublicense, which copy may be redacted to remove any provisions not necessary to determine compliance with this Agreement.

5.2 Licenses and Rights to Tango.

5.2.1 Licenses. Subject to the terms and conditions of this Agreement and effective upon Tango’s exercise of the Co-Detail Option (as set forth in Section 3.5) with respect to a Co-Detail Product, Gilead shall grant, and hereby grants, to Tango a non-exclusive license, under the Co-Detail Technology, for purposes of conducting such detailing activities with respect to such Product as are assigned to Tango pursuant to the Joint Development and Co-Detail Plan or the Joint Development and Co-Detail Agreement for such Product. For clarity, Tango shall have the right to use the Collaboration Results to conduct such detailing activities with respect to such Product as are assigned to Tango pursuant to the Joint Development and Co-Detail Plan or the Joint Development and Co-Detail Agreement for such Product.

5.2.2 Sublicenses. Sublicense rights with respect to the license granted under Section 5.2.1 shall be addressed in the applicable Joint Development and Co-Detail Agreement.

5.3 Research and Development Licenses.

5.3.1 Cross-Licenses. Subject to the terms and conditions of this Agreement, each Party (the “Granting Party”) hereby grants to the other Party, to the extent such Party is obligated to perform any activities under the Research Plan or any Development Plan, a nonexclusive, royalty-free license (with the right to grant and authorize sublicenses in multiple tiers, subject to obtaining the Granting Party’s prior written consent), under any materials, Patent Rights, Know-How or other intellectual property rights Controlled by the Granting Party or any of its Affiliates, solely to conduct those research and development activities, if any, allocated to the other Party in the Research Plan or such Development Plan.

5.3.2 Research Plan Screens. Subject to the terms and conditions of this Agreement and effective upon the Target Selection Effective Date for a given Gilead Target, Tango shall grant, and hereby grants, to Gilead a non-exclusive license to utilize any Research Plan Screen in connection with internal research conducted by Gilead, its Affiliates and its sublicensees with respect to Gilead Products Directed To such Gilead Target in the Territory.

5.4 No Implied Licenses. Except as expressly set forth in this Agreement, neither Party, by virtue of this Agreement, shall acquire any license or other interest, by implication or otherwise, in any materials, Know-How, Patent Rights or other intellectual property rights Controlled by the other Party or any of its Affiliates. Subject to the licenses and rights explicitly granted to Gilead hereunder and the other terms and conditions of this Agreement, Tango will, as between the Parties, retain all rights under the Tango Inventions (and all intellectual property rights therein, including the Patent Rights claiming them) and the Tango Technology. Subject to the licenses and rights explicitly granted to Tango hereunder and the other terms and conditions of this Agreement, Gilead will, as between the Parties, retain all rights under the Gilead Inventions (and all intellectual property rights therein, including the Patent Rights claiming them) and the Co-Detail Technology.

5.5 Exclusivity.

5.5.1 Screens. [***].

5.5.2 Gilead Targets. [***].

5.5.3 Extended Targets. [***].

5.5.4 Exceptions.

(a) Exceptions for Certain Third Party Acquisitions.

(i) Notwithstanding the foregoing in Section 5.5.2 and Section 5.5.3, if a Party or any of its Affiliates (collectively, the “Acquiring Party”) acquires a Third Party or a portion of the business of a Third Party (whether by merger or acquisition of all or substantially all of the stock or of all or substantially all of the assets of such Third Party or of any operating or business division of such Third Party or similar transaction) (a “Third Party Acquisition”) that is, prior to such acquisition, researching, developing, manufacturing or commercializing a product where such activities, if conducted by such Acquiring Party at such time, would constitute a breach of Section 5.5.3 (if the Acquiring Party is Gilead) (a “Gilead Competing Product”) or Section 5.5.2 or Section 5.5.3 (if the Acquiring Party is Tango) (a “Tango Competing Product”; and, each of a Gilead Competing Product and a Tango Competing Product, a “Competing Product”), then the Acquiring Party shall not be in breach of Section 5.5.2 or Section 5.5.3, as applicable, as a result of such Third Party Acquisition; provided, that such Acquiring Party provides written notice to the other Party no later than [***] following the closing of such Third Party Acquisition that such Third Party Acquisition occurred and whether it elects to: [***]. In the event that such Acquiring Party fails to provide such written notice within such [***]-period, then such Competing Product shall be deemed included within the scope of this Agreement in accordance with clause (x) above.

(ii) [***].

(b) Exceptions for Change of Control. Notwithstanding the foregoing in Section 5.5.2 or Section 5.5.3, if a Party is subject to a Change of Control and, on or after the date of the closing of such Change of Control, the Acquiring Entity is researching, developing, manufacturing, or commercializing a Competing Product, then the Acquiring Entity may continue researching, developing, manufacturing, or commercializing such Competing Product and such activities shall not constitute a breach of Section 5.5.2 or Section 5.5.3, as applicable; provided, that [***].

5.6 Use of Collaboration Results.

5.6.1 Screen Hits. [***].

5.6.2 Validated Targets. [***].

5.6.3 Gilead Targets. [***]

5.6.4 Extended Targets. [***].

5.6.5 Reserved Targets. [***].

5.6.6 Program Option Targets. [***].

5.6.7 Declined Targets. [***].

5.6.8 Tango Targets. [***].

5.6.9 Use of Collaboration Results for Cell Therapy Products. This Section 5.6 is in all respects subject to Section 9.4.

5.7 Scope of Restrictions. Restrictions on the Parties’ activities in Section 5.5 and Section 5.6 will apply to activities conducted by such Party itself or with or through any Affiliate of such Party or Third Party (including by granting a license or other rights to such Affiliate or Third Party). For clarity, with respect to each Party and each applicable Target, from and after the time at which the applicable Party is no longer subject to the restrictions set forth in Section 5.5 or Section 5.6 with respect to the applicable Target, such Party and its Affiliates shall be free (directly or with or by authorizing any Third Party) to research, develop, manufacture, and commercialize products Directed To such Target, subject to Section 5.4 and the applicable obligations of confidentiality and non-use set forth herein, including as set forth in Section 1.47, Section 1.191 and Article 9 with respect thereto.

6. FINANCIAL PROVISIONS

6.1 Amendment Technology Access Fee. In consideration of Tango’s granting of rights to Gilead herein and the other terms and conditions of this Agreement, Gilead shall pay to Tango a one (1)-time, non-refundable technology access fee (the “Technology Access Fee”) of one hundred twenty-five million USD (USD $125,000,000) within [***] following the Amendment Date.

6.2 Opt-In Payments. If Gilead Opts-In to a Target in accordance with Section 2.7, then Gilead will pay to Tango a [***], non-refundable Opt-In fee based on the Opt-In Point at which such Opt-In occurred as set forth below (each, an “Opt-In Fee”) within [***] after the Target Selection Effective Date for such Target; provided, that: (a) where Gilead Opts-In to an Extended Target prior to the next Opt-In Point pursuant to Section 2.7.2, Gilead will pay to Tango the Opt-In Fee corresponding to such next Opt-In Point; and (b) for clarity, no Opt-In Fee shall be due under this Agreement with respect to [***]:

Opt-In Point	Opt-In Fee
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

6.3 Extension Payments.

6.3.1 In General. Subject to this Section 6.3, if Gilead Extends a Validated Target or an Extended Target in accordance with Section 2.7, then Gilead will pay to Tango the applicable “Extension Fee” set forth below (each, an “Extension Fee”) in [***] as set forth below (each, an “Extension Fee Installment”) during the applicable Extension Period based on the most-recent Opt-In Point after which such Extension occurred:

Opt-In Point	Extension Fee	Extension Fee Installments
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

6.3.2 Payment Terms. Promptly following its receipt of Gilead’s election to Extend a given Target in accordance with Section 2.7.1 and thereafter promptly following the last day of each subsequent [***] period during the Extension Period, Tango will provide an invoice to Gilead for the amount of the applicable Extension Fee Installment. Gilead shall make the corresponding Extension Fee Installment payment within [***] after its receipt of such invoice. [***].

6.3.3 Scientific Failures. In the event that, following [***] but prior to the next Opt-In Point being achieved for such Target, a Scientific Failure occurs with respect to such Target (each, a “Failed Target”), Gilead may, without limiting its remedies hereunder in the event of Tango’s breach of this Agreement, provide written notice to Tango within [***]following the occurrence of such Scientific Failure that Gilead wishes to Decline such Failed Target (each, a “Failed Target Notice”). Upon such notice: (a) such Target will be deemed a Declined Target; (b) [***]; and (c) [***].

6.3.4 Limitations and Assumptions.

(a) Unless otherwise approved by the JSC in an amendment to the Development Plan, Tango will not be required to incur, and Gilead will not be required to pay, any amounts in excess of the Extension Fee with respect to the applicable Extension Period for an Extended Target.

(b) Tango shall not exceed the timelines specified in any Development Plan for a given Extended Target in any material respect without first seeking and obtaining an amendment to such Development Plan in accordance with this Agreement. Any such amendment shall include an appropriate adjustment to the timing or the amounts of each applicable Extension Fee Installment payment (and shall not, for clarity, adjust the applicable Extension Fee) to align with the amended timelines.

(c) In the event that the Development Plan for a given Extended Target contemplates that Tango will: [***], then, [***].

(d) The Parties acknowledge and agree that the Extension Fee for the Extension Period following the Development Candidate Opt-In Point is based on the assumption that the Clinical Trial which is intended to result in the Clinical POC Opt-In Point being achieved with respect to the applicable Extended Target will include [***] and [***] of post-trial follow-up (the “Clinical POC Assumptions”). In the event that, prior to the Development Candidate Disclosure Date for such Target, Tango anticipates that such Clinical Trial will exceed any of the Clinical POC Assumptions, then Tango will [***].

6.4 [***].

6.5 Co-Detail Product Development Costs Sharing. Each Party will bear [***] of the Development Costs for each Co-Detail Product as provided in Section 7.1.1.

6.6 Development and Commercialization Milestones Payments.

6.6.1 Development Milestones.

(a) Subject to Section 6.6.1(c) and Section 6.13, following the achievement of each milestone event set forth in the table below (each, a “Development Milestone Event”) by Gilead or any of its Related Parties with respect to a Gilead Financial Product, Gilead shall make the corresponding milestone payment to Tango (each, a “Development Milestone Payment”). Subject to Section 6.13, a Development Milestone Payment for each Development Milestone Event shall be payable once per Gilead Program as follows: [***].

	Development Milestone Events	Gilead Financial Product Milestone Payments	Co-Detail Product Milestone Payments
1.	[***]	[***]	[***]
2.	[***]	[***]	[***]
3.	[***]	[***]	[***]
4.	[***]	[***]	[***]
5.	[***]	[***]	[***]
6.	[***]	[***]	[***]
7.	[***]	[***]	[***]
8.	[***]	[***]	[***]

(b) [***]. For purposes of the foregoing, a “Prior Development Milestone Event” means any of Development Milestone Events 1-3 and 5 that is in a higher row in the foregoing table than the number of the applicable First Achievement; provided, that [***].

(c) If a Development Milestone Event is achieved by or on behalf of Tango with respect to a compound, molecule or product Directed To an Extended Target which, if such compound, molecule or product were a Gilead Product, would constitute a Gilead Financial Product, then: [***].

6.6.2 Commercialization Milestones. Subject to Section 6.13, following the first achievement of each milestone event set forth in the table below (each, a “Commercialization Milestone Event”) by Gilead or any of its Related Parties with respect to a Gilead Financial Product, [***], Gilead shall make the corresponding milestone payment to Tango (each, a “Commercialization Milestone Payment”). Subject to Section 6.13, [***].

	Commercialization Milestone Events	Gilead Financial Product Milestone Payments
1.	[***]	[***]
2.	[***]	[***]
3.	[***]	[***]

For clarity, if the applicable Gilead Financial Product is a Co-Detail Product, then [***].

6.7 [***].

	[***]	[***]
1.	[***]	[***]
2.	[***]	[***]

6.8 Royalties Payable by Gilead.

6.8.1 Gilead Financial Product Royalty Payments. Subject to Section 6.13, Gilead shall pay Tango a royalty (each such royalty payment, a “Gilead Financial Product Royalty”) on Gilead Net Sales of Gilead Financial Products (other than Net Sales of any Co-Detail Product in the US), on a Gilead Financial Product-by-Gilead Financial Product basis, at the rates set forth below for the corresponding portion of Annual Net Sales by Gilead and its Related Parties in the Territory:

Royalty Tier	Annual Net Sales of a Particular Gilead Financial Product in the Territory	Royalty Rate
A	[***]	[***]
B	[***]	[***]
C	[***]	[***]

6.8.2 Gilead Royalty Term. The royalties set forth in Section 6.8.1 will be payable on a Gilead Financial Product-by-Gilead Financial Product and country-by-country basis from the Gilead First Commercial Sale of such Gilead Financial Product in such country until: [***] (the “Gilead Royalty Term”; each of the Gilead Royalty Term and the Tango Royalty Term may be referred to herein as a “Royalty Term”). For purposes of prior sub-clause (a), if the applicable Gilead Financial Product is a Combination Product, then the Gilead Financial Product Patent Rights, if applicable, shall exclude any Patent Right which covers any Additional Active but does not cover the Gilead Financial Product included, in each case, within such Combination Product.

6.8.3 Gilead Royalty Reductions.

(a) On a Gilead Financial Product-by-Gilead Financial Product and country-by-country basis, [***].

(b) On a Gilead Financial Product-by-Gilead Financial Product and country-by-country basis, [***].

(c) [***].

(d) [***].

(e) Except as otherwise provided in this Section 6.8.3(e), Tango shall remain solely responsible for the payment of royalties, milestones, and other payment obligations under each Tango Third Party Agreement. All such payments shall be made promptly by Tango in accordance with the terms of the applicable Tango Third Party Agreement. Notwithstanding the foregoing, any payment obligations under a Tango Third Party Agreement that Gilead has elected pursuant to Section 2.14.2 to include in a License that result from Gilead’s or any of its Related Party’s development or commercialization of a Gilead Financial Product to which Gilead obtained a License shall be borne or promptly reimbursed by Gilead.

6.9 Royalties Payable by Tango.

6.9.1 Tango Financial Product Royalty Payments. Subject to Section 6.13, Tango shall pay Gilead a royalty (each such royalty payment, a “Tango Financial Product Royalty”) on Tango Net Sales of Tango Financial Products, on a Tango Financial Product-by- Tango Financial Product basis, at the rates set forth below for the corresponding portion of Annual Net Sales by Tango and its Related Parties in the Territory:

Royalty Tier	Annual Net Sales of a Particular Tango Financial Product in the Territory	Royalty Rate
A	[***]	[***]
B	[***]	[***]
C	[***]	[***]

6.9.2 Tango Royalty Term. The royalties set forth in Section 6.9.1 will be payable by Tango on a Tango Financial Product-by-Tango Financial Product and country-by-country basis from the Tango First Commercial Sale of such Tango Financial Product in such country until: [***]. For purposes of prior sub-clause (a), if the applicable Tango Product is a Combination Product, then the Tango Financial Product Patent Rights shall exclude any Patent Right which covers any Additional Active but does not cover the Tango Product included, in each case, within such Combination Product.

6.9.3 Tango Royalty Reductions.

(a) On a Tango Financial Product-by-Tango Financial Product and country-by-country basis, [***].

(b) On a Tango Financial Product-by-Tango Financial Product and country-by-country basis, [***].

(c) [***].

(d) [***].

6.10 Complex Consideration. The Parties acknowledge and agree that: (a) the licenses granted by Tango to Gilead under this Agreement are intended to enable Gilead (itself or through any of its Affiliates or Third Parties) to research, develop, manufacture and commercialize Gilead Products; (b) the licenses granted by Gilead to Tango under this Agreement are intended to enable Tango (itself or through any of its Affiliates or Third Parties) to research, develop, manufacture and commercialize Tango Products, and (c) in consideration of such rights and licenses granted hereunder, the royalty rates, milestone payments and other payments in this Article 6 have been structured for the relevant Payee’s convenience in calculating and paying such amounts, and that certain royalty rates and milestone payments incorporate discounts reflecting that certain Products developed and commercialized by a Party (itself or through any of its Affiliates or Third Parties) may not covered by a Valid Patent Claim Controlled by a Party and licensed to the other Party hereunder, but may be based upon, derived from or developed through the practice by a Party of the Patent Rights, or use by a Party of the Know-How, Controlled by and licensed from the other Party hereunder, with the intent of compensating the licensing Party for the fair market value of such rights as determined and agreed upon by the Parties hereunder.

6.11 Profit (Loss) Share in the US. During the Co-Detail Term with respect to any Co-Detail Product(s), the Parties shall share Profits (Losses) from the sale of such Co-Detail Product(s) in the US as follows: [***]. For clarity, during such Co-Detail Term(s), no Gilead Financial Product Royalties will be payable on sales of such Co-Detail Product in the US.

6.12 Net Receipts. Subject to Section 6.13, during the applicable Royalty Term for a Financial Product (other than Co-Detail Products in the US), [***]. For clarity, Net Receipts for any Co-Detail Product sold in the US will be shared by the Parties pursuant to the Profit (Loss) share as set forth in Section 6.11.

6.13 In-Licensed Financial Products.

6.13.1 Notwithstanding the foregoing in this Article 6, to the extent that: (x) a Development Milestone Event or a Commercialization Milestone Event is achieved; (y) a Gilead Financial Product Royalty or a Tango Financial Product Royalty, as applicable, is payable; or (z) a Net Receipts payment is payable, in each case ((x) through (z)), with respect to an In-Licensed Financial Product, then:

[***]

6.13.2 [***].

7. REPORTS AND PAYMENT TERMS

7.1 Payment Terms.

7.1.1 Co-Detail Product Development Costs.

(a) Within [***] after the start of the Co-Detail Term with respect to a Co-Detail Product, Gilead shall furnish to Tango: (i) an expense report setting forth all Development Costs incurred by Gilead for such Co-Detail Product during the period beginning on the date on which an IND was submitted to the FDA for such Co-Detail Product and ending upon the start of such Co-Detail Term; and (ii) an invoice for [***]of such Development Costs. Gilead will provide supporting documentation for such Development Costs as reasonably requested by Tango. Tango will reimburse Gilead for such Development Costs within [***] of receipt of such invoice; provided, that [***].

(b) Within [***] following the last day of each Calendar Quarter during the Co-Detail Term with respect to a Co-Detail Product, Gilead will provide to Tango: (i) an expense report detailing all Development Costs incurred for such Co-Detail Product during such Calendar Quarter; and (ii) an invoice for the portion of such Development Costs payable by Tango under Section 6.5 (“Tango Development Costs”) for such Calendar Quarter. Gilead will provide supporting documentation for such Development Costs as reasonably requested by Tango. Tango will reimburse Gilead for such Tango Development Costs for such Calendar Quarter within [***] of receipt of each such invoice; provided, [***]; provided, however, that: [***]; provided, further, that, if (x) Gilead permanently ceases all development or commercialization of a Co-Detail Product, (y) Gilead terminates this Agreement in its entirety in accordance with Section 11.3.2(a) and terminates the Joint Development and Co-Detail Agreement for a Co-Detail Product in accordance with its terms, or (z) Tango decides to exercise its Opt-Out with respect to a Co-Detail Product, then, in each case ((x), (y), and (z)), Gilead or Tango (as applicable) will notify the other Party in writing of its decision promptly or as otherwise required under this Agreement or the applicable Joint Development and Co-Detail Agreement, and [***].

7.1.2 Development Milestone Payments.

(a) For each Development Milestone Event achieved by Gilead or any of its Related Parties: (i) Gilead shall provide Tango with notice of such achievement within [***] thereafter; (ii) after Tango’s receipt of any such notice, Tango shall submit an invoice to Gilead for the corresponding Development Milestone Payment; and (iii) Gilead shall make the corresponding Development Milestone Payment within [***] after its receipt of such invoice.

(b) For each Development Milestone Event achieved by or on behalf of Tango as set forth in Section 6.6.1(c): (i) Tango shall provide Gilead with notice of such achievement (together with reasonable supporting documentation) and an invoice for the corresponding Development Milestone Payment; and (ii) Gilead shall make the corresponding Development Milestone Payment within [***] after its receipt of such invoice.

7.1.3 Product Royalties; Net Receipts; Commercialization Milestone Payments. During the Term, following its First Commercial Sale of a Product, the Payor shall furnish to the Payee a written report [***] showing the Net Sales and Net Receipts by Gilead Financial Product and Co-Detail Product (with respect to Gilead) or Tango Financial Product (with respect to Tango) sold by the Payor and its Related Parties during [***] and the royalties payable under this Agreement in sufficient detail to allow such Payee to verify the amount of royalties paid by the Payor with respect to such Calendar Quarter, including, on a country-by-country and product-by-product basis, [***]. Reports shall be due no later than [***] following the end of each Calendar Quarter. Royalties and Net Receipts shown to have accrued by each report provided under this Section 7.1.3 shall be due and payable within [***] after the date such report is due.

7.1.4 [***] Payments. Tango shall provide Gilead with notice of the achievement of each [***] and an invoice for the corresponding [***] Payment within [***] thereafter. Gilead shall make the corresponding [***] Payment within [***] after its receipt of such invoice.

7.1.5 Profit (Loss) Share in the US. During any Co-Detail Term, following the Gilead First Commercial Sale of a Co-Detail Product:

(a) Tango shall furnish to Gilead a written report for [***] showing the Operating Expenses incurred by Tango during the [***]. Such reports shall be due no later than [***] following the end of [***].

(b) Gilead shall furnish to Tango a written report for [***] showing the amount and calculation of the Profits (Losses) payable under this Agreement for [***] in sufficient detail to allow Tango to verify the amount of Profits (Losses) paid by Gilead with respect to [***], including, on a product-by-product basis, [***]. Such reports shall be due no later than [***] following the end of each Calendar Quarter.

(c) Gilead shall perform a reconciliation, as may be further detailed in a Joint Development and Co-Detail Agreement, to ensure that each Party bears and receives its share of Profits (Losses) as set forth in Section 6.11. Profits (Losses) shown to have accrued by each report provided under Section 7.1.5(b) and Gilead’s reconciliation payments shall be due and payable to Tango within [***] of the date such report is due. If the Profits (Losses) for a Co-Detail Product for a Calendar Quarter are negative, Gilead shall submit an invoice to Tango for its share of such Profits (Losses). Tango shall pay such invoice within [***] of receipt.

(d) Payment and reconciliation mechanisms for a Co-Detail Product in the US may be described in further detail in the relevant Joint Development and Co-Detail Agreement.

7.1.6 Invoices. Except as otherwise provided herein, amounts shall be due and payable within [***] of receipt of invoice therefor.

7.1.7 Reconciliation. During the Term, in the event that Gilead is commercializing a Gilead Financial Product and Tango is commercializing a Tango Financial Product, the Parties shall discuss implementing [***] reporting and reconciliation mechanism for payments due hereunder.

7.2 Payment Currency; Exchange Rate. All payments to be made under this Agreement shall be made in USD. Payments shall be made by electronic wire transfer of immediately available funds to the account of Payee, as designated in writing to the Payor. With respect to sales of a Product and other amounts received that are invoiced in a currency other than USD, such amounts and amounts payable will be converted to USD using the exchange rate mechanism generally applied by Payor or its Affiliates in preparing its financial statements for the applicable Calendar Quarter; provided, that such mechanism is in compliance with GAAP.

7.3 Taxes.

7.3.1 General. Except as expressly set out in this Agreement, a Payor shall make payments under this Agreement without set-off or counterclaim and without deduction or withholding for taxes except to the extent that any such deduction or withholding is required by Applicable Law in effect at the time of payment.

7.3.2 Taxes on Income. Each Party shall be solely responsible for the payment of all taxes, fees, duties, levies or similar amounts imposed on its share of income arising directly or indirectly from the activities of the Parties under this Agreement.

7.3.3 Withholding. To the extent that the Payor is required by Applicable Law to deduct and withhold taxes on amounts payable to the Payee under this Agreement, the Payor shall promptly remit such tax required to be withheld (“Withheld Amount”) to the appropriate governmental authority and furnish the Payee with proof of payment of such tax within [***] following payment thereof. Any Withheld Amount shall be an expense of and borne by the Payee. The Withheld Amount shall be deemed to have been paid by the Payor in performance of its payment obligations under this Agreement (to the extent of such Withheld Amount). In the event that a taxing authority retroactively determines that a payment pursuant to this Agreement should have been subject to withholding (or to additional withholding or similar) taxes, and the Payor remits such withholding or similar taxes to the appropriate governmental authority, the Payor will have the right to: (a) offset such amount, including any interest and penalties that may be imposed thereon, against future payment obligations of the Payor under this Agreement; or (b) invoice the Payee for such amount, and Payee shall pay such amount within [***] after the receipt of such invoice. Notwithstanding the foregoing, if as a result of the Payor assigning this Agreement or changing its domicile additional taxes become due that would not have otherwise been due hereunder with respect to amounts payable under this Agreement, the Payor shall be responsible for all such additional withholding taxes and shall pay the Payee such amounts as are necessary to ensure that the Payee receives the same amount as it would have received had no such assignment or change in domicile been made.

7.3.4 Transfer Taxes. The amounts payable under this Agreement are exclusive of all applicable sales or use, goods and services, value added, consumption or other similar fees or taxes (“Transfer Taxes”). Where such amounts are subject to Transfer Taxes, the Payee shall promptly furnish the Payor with valid tax invoices pursuant to Applicable Laws and remit the amounts of such taxes to the proper governmental authority in a timely manner. The Payor shall settle all undisputed amounts, including any applicable Transfer Taxes, in accordance with Section 7.1.6.

7.3.5 Cooperation. The Parties agree to cooperate with one another and use reasonable efforts to avoid or reduce tax withholding, Transfer Taxes, or similar obligations with respect to the payments made by a Party under this Agreement, including claiming exemption from such deductions or withholdings under double taxation or similar agreement or treaty.

7.4 Records and Audit Rights.

7.4.1 Records. Each Party will keep (and will cause its Related Parties to keep) complete, true and accurate books and records in sufficient detail for the other Party to determine payments due to the Payee under this Agreement, including royalties. The Payor will keep such books and records for at least [***] following the end of the Calendar Year to which they pertain.

7.4.2 Audit Rights.

(a) Each Party (the “Auditing Party”) shall have the right during the [***] period described in Section 7.4.1 to appoint at its expense an independent certified public accountant of nationally recognized standing (the “Accounting Firm”) reasonably acceptable to the other Party (the “Audited Party”) to inspect or audit the relevant records of the Audited Party and its Related Parties to verify that the amount of such payments were correctly determined; provided, that (except in the event of a dispute as set forth in the second-to-last sentence of this Section 7.4.2(a)) records for a particular period may only be audited once. The Auditing Party will provide the Audited Party with at least [***] notice of its desire to initiate an audit. The Audited Party and its Related Parties shall each make their records available for inspection or audit by the Accounting Firm during regular business hours for a period of [***] from the creation of individual records at such place or places where such records are customarily kept, upon reasonable notice from Auditing Party, solely to verify the payments hereunder were correctly determined. Such inspection or audit right shall not be exercised by the Auditing Party more than [***] in any Calendar Year and may cover a period ending not more than [***] prior to the date of such request. All records made available for inspection or audit pursuant to this Section 7.4.2 shall be deemed to be Confidential Information of the Audited Party. Any undisputed amounts shown to be owed but unpaid, or overpaid and in need of refund, shall be paid or refunded (as the case may be) within [***] after the delivery of the Accounting Firm’s report. If the Audited Party disputes amounts owed, as set forth in an audit report generated pursuant to this Section 7.4.2, then the Audited Party shall have a second audit of such records conducted solely to verify that the disputed amounts owed hereunder were correctly determined, at the Audited Party’s expense, by an Accounting Firm reasonably acceptable to the other Party, and the results of such second audit shall be binding on the Parties; provided, that to the extent such dispute constitutes a Dispute as to whether to underlying payment obligation has been triggered, it shall be resolved in accordance with Section 15.5. Except as otherwise set forth in the foregoing sentence, the Auditing Party shall bear the full cost of an audit that it conducts pursuant to this Section 7.4.2 unless such audit discloses an under reporting by the Audited Party of more than [***] of the aggregate amount of the payments hereunder reportable in any Calendar Year, in which case the Audited Party shall reimburse the Auditing Party for all costs incurred in connection with such inspection or audit.

(b) The Accounting Firm will disclose to the Auditing Party only whether the payments subject to such audit are correct or incorrect and the specific details concerning any discrepancies. No other information will be provided to the Auditing Party without the prior consent of the Audited Party unless disclosure is required by Applicable Laws or judicial order. The Audited Party is entitled to require the Accounting Firm to execute a reasonable confidentiality agreement prior to commencing any such audit. The Accounting Firm shall provide a copy of its report and findings to Audited Party.

8. INTELLECTUAL PROPERTY RIGHTS

8.1 Ownership of Inventions.

8.1.1 In General. Ownership of all Inventions, including Patent Rights and other intellectual property rights with respect to such Inventions, shall be as set forth in this Article 8. Determination of inventorship of Inventions shall be made in accordance with US patent laws. Without limiting the foregoing, as between the Parties, Gilead will continue to own all Gilead Background Technology, and Tango will continue to own all Tango Background Technology.

8.1.2 Target Discovery Platform Improvements. As between the Parties and notwithstanding anything herein to the contrary, Tango shall retain all rights in the Target Discovery Platform and shall have and retain ownership in any and all Inventions (whether made solely by or on behalf of either Party or jointly by or on behalf of the Parties) comprising the Research Plan Screens or any improvements: (a) [***] (“Target Discovery Platform Improvements”); or (b) [***] provided, that [***] . For clarity, the Target Discovery Platform Improvements will be subject to the licenses to Gilead set forth in Section 5.1.

8.1.3 Ownership by Inventorship. Except as otherwise provided in Section 8.1.2 with respect to Research Plan Screens and Target Discovery Platform Improvements: (a) Tango Inventions (and all intellectual property rights therein, including the Patent Rights claiming them) shall be owned solely by Tango; (b) Gilead Inventions (and all intellectual property rights therein, including the Patent Rights claiming them) shall be owned solely by Gilead; and (c) Joint Inventions (and the Joint Patent Rights) shall be owned jointly by the Parties. Subject to Article 5, each Party has the right to exploit and grant licenses under such Joint Inventions (and the Joint Patent Rights) to any Third Party without the consent of, or accounting to, the other Party. Gilead shall use good-faith efforts to notify Tango in writing promptly following the reduction to practice by or on behalf of Gilead or any of its Affiliates of any Research Plan Screen or Target Discovery Platform Improvement, as evidenced by Gilead’s written records.

8.1.4 Assignment; Further Assurances. Each Party shall assign, and hereby assigns, to the other Party all rights, title and interest it may have in and to any Invention or improvement that is to be owned by the other Party pursuant to this Section 8.1, if any, and agrees to sign, execute and acknowledge or cause to be signed, executed and acknowledged any and all documents and to perform such acts as may be reasonably requested by the other Party for the purposes of perfecting the foregoing assignments to the extent necessary to give effect to the ownership allocation set forth in this Section 8.1.

8.2 Patent Prosecution and Maintenance.

8.2.1 Definitions. As used in this Section 8.2, “prosecution” includes: (a) all communications and other interactions with any patent office or patent authority having jurisdiction over a patent application in connection with pre-grant proceedings; and (b) post-grant proceedings, including interferences, reexaminations, reissues, oppositions, and the like.

8.2.2 Tango Patent Rights. Subject to Section 8.2.3,

(a) Tango, at Tango’s expense, shall have the first right to control the preparation, filing, prosecution and maintenance of Tango Patent Rights using patent counsel of Tango’s choice.

(b) Tango may elect not to file or to cease prosecution or maintenance of Tango Patent Rights on a country-by-country basis, and if it does so in a country with respect to any Tango Patent Right that: (i) Covers a Tango Invention; and (ii) does not Cover a Research Plan Screen, the Target Discovery Platform or a Target Discovery Platform Improvement, then Tango shall give timely (but not less than [***] prior to any applicable filing, submission or payment date) notice to Gilead. Gilead may by notice to Tango assume prosecution or maintenance of such Tango Patent Rights in such country in Tango’s name and at Gilead’s expense.

(c) With respect to each patent application within the Tango Patent Rights, Tango shall promptly (and, in any case, not less than [***] prior to the date upon which the subject matter of such patent application would become unpatentable) notify Gilead of all countries in which Tango intends to file such patent application. Upon Gilead’s request, the Parties will discuss in good faith such intended countries of filing and any additional countries in which Gilead believes that such patent application should be filed. If, after such consultation, Tango still intends not to file such patent application in any such additional country, then Gilead will have the right to require Tango to prepare, file, prosecute and maintain such patent application in such country [***].

(d) The Party responsible for the preparation, filing, prosecution and maintenance of Tango Patent Rights in accordance with this Section 8.2.2 shall keep the other Party fully informed with respect to the status of the filing, prosecution and maintenance of the Tango Patent Rights and shall provide copies of material submissions to any patent office related to the filing, prosecution and maintenance of the Tango Patent Rights to the other Party for review and comment at least [***] prior to the submission thereof. The prosecuting Party shall take into consideration any comments timely provided by the other Party in good faith and shall promptly give notice to the other Party of the grant, lapse, revocation, surrender, invalidation or abandonment of any Tango Patent Rights.

8.2.3 Joint Patent Rights and Relevant Tango Patent Rights.

(a) Gilead, [***] shall have the first right to control the preparation, filing, prosecution and maintenance of Joint Patent Rights and, from and after the applicable Target Selection Effective Date with respect to a Gilead Target (for so long as such Target remains a Gilead Target), the Tango Patent Rights that Cover Gilead Products Directed To such Gilead Target, other than any Target Discovery Platform Patent Right or any Tango Patent Right that Covers a Research Plan Screen or a Target Discovery Platform Improvement (such remaining Tango Patent Rights, the “Relevant Tango Patent Rights”) using patent counsel of Gilead’s choice reasonably acceptable to Tango (such acceptance not to be unreasonably withheld, conditioned or delayed). Any such prosecution of the Relevant Tango Patent Rights shall be in Tango’s name. Gilead shall keep Tango fully informed with respect to the status of the filing, prosecution and maintenance of the Joint Patent Rights and Relevant Tango Patent Rights and shall provide copies of material submissions to any patent office related to the filing, prosecution and maintenance of the Joint Patent Rights or Relevant Tango Patent Rights to Tango for review and comment at least [***] prior to the submission thereof. Gilead shall take into consideration any comments timely provided by Tango in good faith and shall promptly give notice to Tango of the grant, lapse, revocation, surrender, invalidation or abandonment of any Joint Patent Right or Relevant Tango Patent Right.

(b) Gilead may elect not to file or to cease prosecution or maintenance of Joint Patent Rights or Relevant Tango Patent Rights on a country-by-country basis and, if it does so, Gilead shall give timely (but not less than [***] prior to any applicable filing, submission or payment date) notice to Tango. Tango may by notice to Gilead assume prosecution or maintenance of such Joint Patent Rights or Relevant Tango Patent Rights (as applicable) [***] and, if so assumed by Tango, such Patent Right shall no longer constitute a Tango Patent Right.

8.2.4 Gilead Patent Rights. Gilead, at Gilead’s expense, shall have the sole right to control the preparation, filing, prosecution and maintenance of Gilead Patent Rights using patent counsel of Gilead’s choice.

8.2.5 Cooperation in Prosecution. Each Party shall provide the other Party all reasonable assistance and cooperation in the patent prosecution efforts provided above in Section 8.2, including providing any necessary powers of attorney and assignments of employees of the Parties and their Affiliates, sublicensees and Third Party contractors and executing any other required documents or instruments for such prosecution, in each case, in order to give effect to the provisions of Section 8.2. All communications regarding any Patent Right Controlled by Tango (other than pursuant to a license granted under this Agreement) shall be the Confidential Information of Tango, all communications regarding any Patent Right Controlled by Gilead (other than pursuant to a license granted under this Agreement) shall be the Confidential Information of Gilead, and all communications regarding any Joint Patent Right shall be the Confidential Information of both Parties.

8.3 Enforcement and Defense.

8.3.1 Notice. Each Party shall provide prompt notice to the other Party of any infringement of: (a) a Gilead Patent Right, Tango Patent Right or Joint Patent Right by a Third Party compound, molecule or product Directed To a Gilead Target (each, a “Gilead Target Infringement”); (b) Joint Patent Right by a Third Party compound, molecule or product Directed To a Tango Target or a Declined Target (each, a “Tango Target Infringement”); or (c) a Gilead Patent Right, Tango Patent Right or Joint Patent Right by a Third Party compound, molecule or product Directed To a Validated Target, an Extended Target, a Reserved Target, a Program Option Target (each, an “Other Target Infringement;” and a Gilead Target Infringement, a Tango Target Infringement, and an Other Target Infringement, each a “Competing Product Infringement”), in each case, of which such Party becomes aware. Gilead and Tango shall thereafter consult and cooperate fully to determine a course of action, including the commencement of legal action by either or both Gilead and Tango, to terminate any such Competing Product Infringement.

8.3.2 Gilead Target Infringement.

(a) Subject to Section 8.3.2(b), Gilead shall have the first right, but not the obligation, to enforce the Gilead Patent Rights, Tango Patent Rights and Joint Patent Rights with respect to any Gilead Target Infringement, and to defend any declaratory judgment action with respect thereto. Any such enforcement or defense would be at Gilead’s own expense and by counsel of its own choice reasonably acceptable to Tango (such acceptance not to be unreasonably withheld, conditioned or delayed) and Tango shall have the right, at its own expense, to be represented in any such action by counsel of its own choice. If Gilead fails to bring or defend any such action with respect to a Tango Patent Right or Joint Patent Right within: (a) [***] following the notice of alleged Gilead Target Infringement provided pursuant to Section 8.3.1 and a request by Tango to do so; or (b) [***] before the time limit, if any, set forth in Applicable Laws for the filing of such actions, whichever comes first, Tango shall have the right to bring and control any such action at its own expense and by counsel of its own choice, and Gilead shall have the right, at its own expense, to be represented in any such action by counsel of its own choice. For clarity, Tango shall not have the right to bring or control any action with respect to a Gilead Patent Right pursuant to this Section 8.3.2(a).

(b) If Gilead Opts-In to a Target at any time following [***], then, from and after the Target Selection Effective Date for such Gilead Target (for so long as such Target remains a Gilead Target), Gilead shall have the sole right, but not the obligation, to enforce the Gilead Patent Rights, Tango Patent Rights and Joint Patent Rights with respect to Gilead Target Infringement for any such Target, and to defend any declaratory judgment action with respect thereto. Any such enforcement or defense would be at Gilead’s own expense and by counsel of its own choice reasonably acceptable to Tango (such acceptance not to be unreasonably withheld, conditioned or delayed) and Tango shall have the right, at its own expense, to be represented in any such action by counsel of its own choice.

8.3.3 Tango Target Infringement and Other Target Infringement. Tango shall have the first right, but not the obligation, to enforce the Tango Patent Rights and Joint Patent Rights (as applicable) with respect to any Tango Target Infringement or any Other Target Infringement, and to defend any declaratory judgment action with respect thereto. Any such enforcement or defense would be at Tango’s own expense and by counsel of its own choice reasonably acceptable to Gilead (such acceptance not to be unreasonably withheld, conditioned or delayed), and Gilead shall have the right, at its own expense, to be represented in any such action by counsel of its own choice. If Tango fails to bring or defend such action with respect to a Joint Patent Right within: (a) [***] following the notice of alleged Tango Target Infringement provided pursuant to Section 8.3.1 and a request by Gilead to do so; or (b) [***] before the time limit, if any, set forth in the Applicable Laws for the filing of such actions, whichever comes first, Gilead shall have the right to bring and control any such action at its own expense and by counsel of its own choice, and Tango shall have the right, at its own expense, to be represented in any such action by counsel of its own choice. For clarity, Gilead shall not have the right to bring or control any action with respect to a Tango Patent Right pursuant to this Section 8.3.3.

8.3.4 Competing Product Infringement Action. In the event a Party brings a Competing Product Infringement action in accordance with this Section 8.3 (the “Controlling Party”), such Controlling Party shall keep the other Party reasonably informed of the progress of any such action, and the other Party shall cooperate fully with the Controlling Party [***] including by providing information and materials and, if required to bring such action, furnishing of a power of attorney or being named as a party. In no event shall either Party admit the invalidity of, or after exercising its right to bring and control an action under Section 8.3.2 or Section 8.3.3, fail to defend the validity of: (a) any Patent Right Controlled by the other Party or any of its Affiliates and licensed to such Party hereunder; or (b) any Joint Patent Right, in each case ((a) and (b)) without the other Party’s prior written consent. Without limiting the foregoing sentence, neither Party shall have the right to settle any Competing Product Infringement action under this Section 8.3 relating to Joint Patent Rights without the prior written consent of the other Party, which shall not be unreasonably withheld, conditioned or delayed.

8.3.5 Recovery. Except as otherwise agreed by the Parties as part of a cost-sharing arrangement, any recovery obtained by either or both Gilead and Tango in connection with or as a result of any action with respect to a Competing Product Infringement contemplated by this Section 8.3, whether by settlement or otherwise, shall be shared in order as follows:

(a) the Controlling Party shall recoup all of its costs and expenses incurred in connection with the action;

(b) the other Party shall then, to the extent possible, recover its costs and expenses incurred in connection with the action; and

(c) any recovery remaining from an action to enforce: [***].

8.3.6 Certification. Each Party shall inform the other Party of any certification regarding any Tango Patent Rights or Joint Patent Rights that it receives with respect to a Product, in each case, pursuant to either 21 U.S.C. §§355(b)(2)(A)(iv) or (j)(2)(A)(vii)(IV) or its successor provisions, or any similar provisions in a country in the Territory other than the United States or with respect to biosimilar products, and shall provide the other Party with a copy of such certification within [***] of receipt. Tango’s and Gilead’s rights with respect to the initiation and prosecution of any legal action as a result of such certification or any recovery obtained as a result of such legal action shall be as defined in Section 8.3.2 through Section 8.3.5. Regardless of which Party has the right to initiate and prosecute such action, the Parties shall, as soon as practicable after receiving notice of such certification, convene and consult with each other regarding the appropriate course of conduct for such action. The non-initiating Party shall have the right to be kept reasonably informed and participate in decisions regarding the appropriate course of conduct for such action.

8.3.7 Defense of Infringement Claims. In the event that a claim is brought against either Party alleging the infringement, violation or misappropriation of any Third Party intellectual property right based on the manufacture, use, sale or importation of a Product, the Parties shall promptly meet to discuss the defense of such claim, and the Parties shall, to the extent appropriate, enter into a joint defense agreement with respect to the common interest privilege protecting communications regarding such claim in a form reasonably acceptable to the Parties.

9. CONFIDENTIALITY

9.1 Duty of Confidence. Except as otherwise provided in this Agreement, during the Term and continuing during the period ending on the expiration of the Term and for [***] thereafter, all Confidential Information disclosed by one Party to the other Party hereunder shall be maintained in confidence by the recipient Party and shall not be disclosed to any Third Party or used for any purpose without the prior written consent of the disclosing Party. Except as otherwise provided in this Agreement, the recipient Party may only use Confidential Information of the other Party for purposes of exercising its rights and fulfilling its obligations under this Agreement and may only disclose Confidential Information of the other Party and its Affiliates to employees, agents, contractors, consultants and advisers of the recipient Party and its Affiliates, licensees and sublicensees to the extent reasonably necessary for such purposes; provided, that such persons and entities are bound by confidentiality and non-use obligations with respect to the Confidential Information consistent with the confidentiality provisions of this Agreement as they apply to the recipient Party. Except as otherwise provided herein, the Collaboration Results disclosed hereunder constitute Confidential Information of both Parties, and each Party shall be deemed the disclosing Party with respect thereto.

9.2 Exceptions. The obligations under this Article 9 shall not apply to any Confidential Information to the extent that such information:

9.2.1 is (at the time of disclosure) or becomes (after the time of disclosure) known to the public or part of the public domain through no breach of this Agreement by the recipient Party or any of its Affiliates;

9.2.2 was known to, or was otherwise in the possession of, the recipient Party or any of its Affiliates prior to the time of disclosure (other than as a result of the prior disclosure under this Agreement) by the disclosing Party, as demonstrated by competent evidence;

9.2.3 is disclosed to the recipient Party or an Affiliate on a non-confidential basis by a Third Party that is entitled to disclose it without breaching any confidentiality obligation to the disclosing Party or any of its Affiliates;

9.2.4 is independently developed by or on behalf of the recipient Party or any of its Affiliates, as evidenced by its written records, without use of or reference to the Confidential Information disclosed by the disclosing Party or any of its Affiliates under this Agreement; or

9.2.5 is disclosed to the recipient Party or any of its Affiliates on a confidential basis by a Third Party that is entitled to disclose it without breaching any confidentiality obligation to the disclosing Party or any of its Affiliates, solely for use and disclosure within the scope agreed between such recipient Party or any of its Affiliates and such Third Party.

9.3 Authorized Disclosures. Subject to this Section 9.3, the recipient Party may disclose Confidential Information belonging to the other Party to the extent permitted as follows:

9.3.1 disclosure to such Party’s or such Party’s Affiliates’ attorneys, independent accountants or financial advisors for the sole purpose of enabling such attorneys, independent accountants or financial advisors to provide advice to the recipient Party or such Affiliates; provided, that such attorneys, independent accountants and financial advisors are bound by confidentiality and non-use obligations consistent with the confidentiality provisions of this Agreement as they apply to the recipient Party;

9.3.2 disclosure by either Party or any of its Related Parties to governmental or other regulatory agencies in order to obtain and maintain patents consistent with Article 8;

9.3.3 disclosure by a Party or any of its Related Parties to the extent reasonably necessary: (a) to obtain or maintain approval to conduct Clinical Trials for a Gilead Product (with respect to Gilead) or a Tango Product or a compound, molecule or product Directed To an Extended Target (with respect to Tango); or (b) (i) to obtain and maintain Marketing Approval or otherwise develop, manufacture and market Gilead Products (with respect to Gilead) or Tango Products (with respect to Tango) or (ii) to develop any compound, molecule or product Directed To an Extended Target;

9.3.4 disclosure required in connection with any judicial or administrative process relating to or arising from this Agreement (including any enforcement hereof) or to comply with applicable court orders or governmental regulations (or the rules of any recognized stock exchange or quotation system); or

9.3.5 disclosure to potential or actual investors or potential or actual acquirers or potential or actual sublicensees in connection with due diligence or similar investigations by such Third Parties; provided, that, in each case, any such potential or actual investor, acquirer or sublicensee agrees to be bound by confidentiality and non-use obligations consistent with those contained in this Agreement as they apply to the recipient Party.

If the recipient Party or any Affiliate thereof is required to disclose Confidential Information that is subject to the non-disclosure provisions of this Article 9, as set forth in Section 9.3.4, such Party shall promptly inform the other Party of the disclosure that is being sought in order to provide the other Party an opportunity to challenge or limit the disclosure obligations. Confidential Information that is disclosed as permitted by this Section 9.3 shall remain otherwise subject to the confidentiality and non-use provisions of this Article 9, and the Party disclosing Confidential Information as permitted by this Section 9.3 shall take all steps reasonably necessary, including obtaining an order of confidentiality and otherwise cooperating with the other Party, to ensure the continued confidential treatment of such Confidential Information.

9.4 Use of Collaboration Results or Other Confidential Information for [***].

9.4.1 Subject to Section 9.4.2, neither Gilead nor Tango will use any Collaboration Results or other Confidential Information of the other Party to research, develop, manufacture, or commercialize any [***].

9.4.2 In the event that a Party wishes to use Collaboration Results or other Confidential Information of the other Party in connection with the research, development, manufacture, or commercialization of any [***], such Party shall give the other Party written notice thereof. The Parties shall thereafter negotiate in good faith the financial and other terms that would be applicable thereto and, if agreed, the Parties will enter into an amendment to this Agreement or a separate agreement providing for such financial and other terms applicable to such activities. For clarity, unless and until the Parties enter into such an agreement, Section 9.4.1 shall continue to apply with respect to the applicable [***].

9.4.3 Restrictions on the Parties’ activities in this Section 9.4 will apply to activities conducted by such Party itself or with or through any of its Affiliates or any Third Party (including by granting a license or other rights to such Affiliate or Third Party).

10. PUBLICATIONS AND PUBLICITY

10.1 Publications.

10.1.1 Neither Party shall publish, publicly present or otherwise publicly disclose any data, material, results or other information generated under the Research Collaboration or the Confidential Information of the other Party, except in accordance with this Section 10.1, without the prior written consent of the other Party, not to be unreasonably withheld, delayed, or conditioned. Each Party shall have the right to review any paper proposed for publication by the other Party, including any oral presentation, abstract, poster, manuscript, or other presentation, that contains any data, material, results or other information generated under the Research Collaboration or that includes Confidential Information of the other Party. Before any such paper is submitted for publication or an oral presentation is made, the publishing or presenting Party (the “Publishing Party”) shall deliver to the other Party (the “Reviewing Party”) a copy of any such proposed written publication or an outline of an oral presentation at least [***] prior to submission for publication or presentation for review pursuant to Section 10.1.2. Notwithstanding the foregoing two (2) sentences, without the other Party’s consent: (a) Gilead shall have the right to publish, publicly present or otherwise publicly disclose any data, material, results or other information pertaining to Gilead Targets or Gilead Products; and (b) Tango shall have the right to publish, publicly present or otherwise publicly disclose any data, material, results or other information pertaining to Tango Products, Tango Targets, or Tango Independent Targets, as well as the Declined Results; provided, that, in each case ((a) and (b)), neither Party shall be permitted to include in such publications, presentations, or other disclosures the Confidential Information of the other Party (other than the Collaboration Results relevant to the applicable Target) without such other Party’s consent.

10.1.2 The Reviewing Party shall have the right to: (a) require the removal of its Confidential Information (other than the Collaboration Results relevant to the applicable Target) from any such publication or presentation by the Publishing Party; or (b) request a reasonable delay in publication, presentation, or other disclosure in order to protect patentable information. If the Reviewing Party requests such a delay, the Publishing Party shall delay submission or presentation for a period of [***] after its provision of the copy of the proposed publication, presentation, or other disclosure pursuant to Section 10.1.1 to enable patent applications protecting the Reviewing Party’s rights in such information to be filed in accordance with Article 8.

10.2 Publicity.

10.2.1 Within [***] following the Amendment Date, the Parties will mutually approve a press release with respect to this Agreement and will jointly issue such press release promptly thereafter. Either Party may make subsequent public disclosure of the contents of such press release. Subject to the foregoing and the Parties’ publication rights in Section 10.1, and except as otherwise provided in this Section 10.2, each Party agrees not to issue any press release or other public statement, whether oral or written, disclosing the terms hereof or any the activities conducted hereunder without the prior written consent of the other Party (such consent not to be unreasonably withheld, conditioned or delayed); provided, however, that, subject to this Section 10.2, neither Party will be prevented from complying with any duty of disclosure it may have pursuant to Applicable Laws or the rules of any recognized stock exchange, subject to that Party notifying the other Party of such duty and limiting such disclosure as reasonably requested by the other Party (and giving the other Party a reasonable period of time to review and comment on any proposed disclosure). Further, no Party shall use the name, trademark, trade name or logo of the other Party, any of its Affiliates or their respective employees in any publicity, promotion, news release or disclosure relating to this Agreement or its subject matter, except as provided in this Section 10.2, as may be required by Applicable Laws, or with the prior express written consent of the other Party.

10.2.2 Either Party may disclose this Agreement and its terms in securities filings with the US Securities Exchange Commission (the “SEC”) or an equivalent foreign agency to the extent required by Applicable Laws after complying with the procedure set forth in this Section 10.2.2. The Party seeking to make any such disclosure shall prepare a draft confidential treatment request and proposed redacted version of this Agreement to request confidential treatment for the redacted portions of this Agreement, and the other Party agrees to promptly (and, in any event, within [***]after receipt of such confidential treatment request and proposed redactions) give its input in a reasonable manner in order to allow the Party seeking disclosure to file its request within the timelines proscribed by Applicable Laws. The Party seeking to make such disclosure shall reasonably consider any comments thereto provided by the other Party within such [***] period, and shall use reasonable efforts to obtain confidential treatment of this Agreement from the SEC (or other equivalent foreign agency) as represented by the redacted version revised by the other Party.

10.2.3 Each Party acknowledges that the other Party may be legally required to make public disclosures (including in filings with governmental authorities) of certain terms of or material developments or material information generated under this Agreement and agrees that each Party may make such disclosures as required by Applicable Laws; provided, that the Party seeking such disclosure first provides the other Party a copy of the proposed disclosure and shall reasonably consider any comments thereto provided by the other Party within [***] after the receipt of such proposed disclosure or such shorter period required to comply with Applicable Laws.

10.2.4 Notwithstanding the other provisions of this Section 10.2: (a) Gilead and its Affiliates shall have the right to disclose publicly any information relating to the development, manufacture or commercialization of any Gilead Products hereunder that does not include Confidential Information of Tango; and (b) Tango and its Affiliates shall have the right to disclose publicly any information relating to the development, manufacture or commercialization of any Tango Product hereunder that does not include Confidential Information of Gilead.

11. TERM AND TERMINATION

11.1 Term; Expiration.

11.1.1 The term of this Agreement (the “Term”) will commence on the Amendment Date and (subject to earlier termination in accordance with Section 11.2, Section 11.3 or Section 11.4) will expire, on a Product-by-Product basis, on the expiration of the Royalty Term for such Product; provided, that the Term for any Co-Detail Product in the US shall expire upon expiration or termination of the Co-Detail Term. Notwithstanding the foregoing, in the event that no Gilead Targets, no Extended Targets, and no Tango Financial Targets exist as of the expiration of the Research Term, the Term shall expire on the expiration of the Research Term.

11.1.2 Upon expiration of the Gilead Royalty Term with respect to a Gilead Financial Product, the License for such Gilead Financial Product shall become fully paid-up, irrevocable and perpetual.

11.2 Termination for Convenience. Gilead shall have the right to terminate this Agreement, in its entirety or on a Gilead Target-by-Gilead Target basis, at any time in its sole discretion upon [***] advance written notice to Tango. In the event of any termination by Gilead pursuant to this Section 11.2, Gilead shall cease all research, development and commercialization of all Gilead Financial Products Directed To the Gilead Target(s) that were being actively researched, developed or commercialized under this Agreement immediately prior to the effective date of termination; provided, that [***]. For clarity, any termination of this Agreement in its entirety shall be deemed a termination with respect to all Gilead Targets. In the event of termination of this Agreement in its entirety pursuant to this Section 11.2: (a) [***]; and (b) [***].

11.3 Termination for Material Breach.

11.3.1 Gilead’s Material Breach.

(a) If Gilead is in material breach of any material obligation specific to a Gilead Target(s) hereunder, Tango may give notice to Gilead specifying the claimed particulars of such breach and, in such event, if the breach is not cured within [***]after receipt of such notice, Tango shall have the right thereafter to terminate this Agreement immediately, solely with respect to such Gilead Target(s), by giving notice to Gilead to such effect. If Gilead is in material breach of any material obligations under this Agreement that are not specific to an individual Gilead Target or group of Gilead Targets, Tango may give notice to Gilead specifying the claimed particulars of such breach and, in such event, if the breach is not cured within [***] after Gilead’s receipt of such notice, Tango shall have the right thereafter to terminate this Agreement immediately, in its entirety, by giving notice to Gilead to such effect.

(b) In the event of a termination of this Agreement with respect to a Gilead Target pursuant to this Section 11.3.1 by Tango, Gilead shall cease all research, development and commercialization of all Gilead Financial Products Directed To the Gilead Target(s) that are subject to such termination that were being actively researched, developed or commercialized under this Agreement immediately prior to the effective date of termination; provided, that, [***]. For clarity, any termination of this Agreement in its entirety pursuant to this Section 11.3.1 shall be termination with respect to all Gilead Targets for purposes of the foregoing.

(c) In the event of a termination of this Agreement in its entirety pursuant to this Section 11.3.1, [***].

(d) In the event of termination of this Agreement with respect to a Gilead Target pursuant to this Section 11.3.1, [***]. In the event of a termination of this Agreement in its entirety, [***].

11.3.2 Tango’s Material Breach.

(a) If Tango is in material breach of any material obligation specific to a Target(s) hereunder, Gilead may give notice to Tango specifying the claimed particulars of such breach and, in such event, if the breach is not cured within [***] after receipt of such notice, Gilead shall have the rights thereafter to terminate this Agreement immediately, solely with respect to such Target(s), by giving notice to Tango to such effect. If Tango is in material breach of any material obligations under this Agreement that are not specific to [***] Target or group of such Targets, Gilead may give notice to Tango specifying the claimed particulars of such breach and, in such event, if the breach is not cured within [***] after Tango’s receipt of such notice, Gilead shall have the right thereafter to terminate this Agreement immediately, in its entirety, by giving notice to Tango to such effect.

(b) In the event of a termination of this Agreement pursuant to this Section 11.3.2 by Gilead:

(i)  [***].

(ii) [***].

(c) In the event of termination of this Agreement, in its entirety or with respect to a Target, pursuant to this Section 11.3.2, [***].

11.3.3 Termination of Co-Detail Option. In the event that Gilead would have the right to terminate this Agreement, in whole or in part, pursuant to this Section 11.3 (including after any applicable cure periods and subject to Section 11.3.4), as a result of a breach of this Agreement with respect to a particular Gilead Product, then Gilead may, in its sole discretion, elect to: (a) exercise such termination right; or (b) in lieu of exercising such termination right, and without limiting Gilead’s rights otherwise set forth in this Agreement, terminate Tango’s right to exercise any Co-Detail Option with respect to such Gilead Product effective from and after the date of such breach.

11.3.4 Material Breach Disputes. If the Parties reasonably and in good faith disagree as to whether there has been a material breach pursuant to Section 11.3, then: (a) the Party that disputes that there has been a material breach may contest the allegation by referring such matter, within [***] following such notice of alleged material breach, for resolution to the Executive Officers; (b) the relevant cure period with respect thereto will be tolled from the date the breaching Party timely notifies the non-breaching Party of such Dispute and through the resolution of such Dispute in accordance with Section 15.5; (c) during the pendency of such Dispute, all of the terms and conditions of this Agreement will remain in effect and the Parties will continue to perform all of their respective obligations hereunder; and (d) if it is ultimately determined that the breaching Party committed such material breach, then the breaching Party will have the right to cure such material breach after such determination within the applicable [***] cure period which will commence as of the date of such determination.

11.4 Termination for Bankruptcy. This Agreement may be terminated at any time during the Term by either Party upon the other Party’s filing or institution of bankruptcy, reorganization, liquidation or receivership proceedings, or upon an assignment of a substantial portion of the assets for the benefit of creditors by the other Party; provided, however, that, in the case of any involuntary bankruptcy proceeding, such right to terminate shall only become effective if the Party consents to the involuntary bankruptcy or such proceeding is not dismissed within [***] after the filing thereof.

11.5 Joint Development and Co-Detail Agreements. For clarity, the effect of any termination of this Agreement, in whole or in part, on the rights and obligations of the Parties under any Joint Development and Co-Detail Agreement in effect as of the effective date of termination shall be addressed in the Joint Development and Co-Detail Agreement.

12. EFFECTS OF EXPIRATION OR TERMINATION

12.1 Expiration or Termination of Agreement. In the event of the expiration or termination of this Agreement in its entirety, each Party shall return or cause to be returned to the other Party, or destroy, all Confidential Information received from the other Party and all copies thereof; provided, however, that: (a) each Party may keep one (1) copy of Confidential Information received from the other Party in its confidential files for record purposes; and (b) each Party may retain any Confidential Information reasonably necessary to exercise any surviving rights in accordance with this Agreement.

12.2 Post-Termination Transition Negotiations. In the event of termination of this Agreement, in whole or in part with respect to [***] or more Gilead Programs or Gilead Products, pursuant to Section 11.2 or Section 11.3.1, then, upon written request from Tango to Gilead provided within [***] of the effective date of termination, the Parties shall enter into good faith negotiations for up to [***] for a definitive agreement regarding [***] (each, a “Gilead Product Transition Agreement”). Each Gilead Product Transition Agreement may address, among other things, the following matters: [***].

12.3 Survival. Termination of this Agreement shall not relieve the Parties of any obligation accruing prior to such termination, nor affect in any way the survival of any other right, duty or obligation of the Parties which is expressly stated elsewhere in this Agreement to survive such termination. Without limiting the foregoing and except as expressly set forth otherwise in this Agreement, Article 1, Article 10, Article 12, Article 15, Section 5.4, Section 6.1 (to the extent that the Technology Access Fee has not already been paid), Section 6.3.2, Section 6.10, Section 7.1.1, Section 7.2, Section 7.3, Section 7.4, Section 8.1, Section 11.1.2, Section 11.2, Section 11.3, Section 13.1, Section 13.2, Section 13.5, Section 13.6, Section 14.1, Section 14.2, Section 14.3, and Section 14.4 shall survive the expiration or termination of this Agreement. In addition, the provisions of Sections 9.1, 9.2, and 9.3 shall survive the expirations or termination of this Agreement for a period of [***], as set forth therein. Except as otherwise expressly provided herein (including in this Article 12), all other rights and obligations of the Parties under this Agreement shall terminate upon termination or expiration of this Agreement. Any and all sublicenses granted by a Party under the licenses granted to it in Article 2, including the associated obligations of payment under Article 6, shall survive any expiration or termination of this Agreement (in whole or in part); provided, that such sublicensee did not cause the breach that gave cause to such termination by the other Party under Section 11.3. If a sublicensee’s breach is the cause for a termination under Section 11.3, then solely the sublicense granted to such sublicensee shall terminate with such termination of this Agreement.

12.4 Damages; Relief. Termination of this Agreement shall not preclude either Party from claiming any other damages, compensation or relief that it may be entitled to upon such termination.

12.5 Bankruptcy Code. All rights and licenses granted under or pursuant to this Agreement by a Party are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the US Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101 of the US Bankruptcy Code or similar provision in the bankruptcy laws of another jurisdiction (the “Code”). The Parties agree that each Party, as licensee of intellectual property under this Agreement, shall retain and may fully exercise all of its rights and elections under the Code. The Parties further agree that, in the event of a rejection of this Agreement by a Party in any bankruptcy proceeding by or against such Party under the Code: (a) the other Party shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property that are necessary for the other Party to practice its license to such intellectual property, which, if not already in such other Party’s possession, shall be promptly delivered to it upon its written request therefor; and (b) such Party shall not interfere with the other Party’s rights to such intellectual property, and shall assist and not interfere with such other Party in obtaining such intellectual property and such embodiments of such intellectual property from another entity. The term “embodiments” of intellectual property means all tangible embodiments of the intellectual property licensed hereunder to the extent within the license scope and shall exclude, without limitation, all inventory of applicable Products and filings with Regulatory Authorities. All rights, powers and remedies provided in this Section 12.5 are in addition to and not in substitution for any and all other rights, powers and remedies now or hereafter existing at Applicable Laws or in equity (including the Code) in the event of the commencement of a case under the Code.

13. REPRESENTATIONS AND WARRANTIES; COVENANTS

13.1 Representations and Warranties by Each Party. Each Party represents and warrants to the other Party, as of the Amendment Date, that:

13.1.1 it is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of formation;

13.1.2 it has full corporate power and authority to execute, deliver, and perform this Agreement, and has taken all corporate action required by Applicable Laws and its organizational documents to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement;

13.1.3 this Agreement constitutes a valid and binding agreement enforceable against it in accordance with its terms (except as the enforceability thereof may be limited by bankruptcy, bank moratorium or similar laws affecting creditors’ rights generally and laws restricting the availability of equitable remedies and may be subject to general principles of equity, whether or not such enforceability is considered in a proceeding at law or in equity); and

13.1.4 the execution and delivery of this Agreement and all other instruments and documents required to be executed pursuant to this Agreement, and the consummation of the transactions contemplated hereby, do not and shall not: (a) conflict with or result in a breach of any provision of its organizational documents; (b) result in a breach of any agreement to which it is a party; or (c) violate any Applicable Laws.

13.2 Representations and Warranties by Tango.

13.2.1 Amendment Date. Tango represents and warrants to Gilead, as of the Amendment Date, that:

(a) Tango has the right to grant to Gilead the licenses and rights under Section 5.1 that it purports to grant hereunder;

(b) Tango has not granted rights to any Third Party under the Tango Technology or the Target Discovery Platform Technology that conflict with the rights granted to Gilead hereunder;

(c) Neither Tango nor any of its Affiliates have validated any [***] Targets other than the Existing Programs, [***];

(d) Tango does not own or otherwise Control any Patent Right that would constitute a Target Discovery Platform Patent Right;

(e) Tango has the right to use the Target Discovery Platform Know-How as necessary to perform its obligations under this Agreement;

(f)   to the Knowledge of Tango, the exploitation of the Target Discovery Platform Technology, as contemplated by the Research Plan, will not infringe the Patent Rights or misappropriate the trade secrets, Know-How or other proprietary rights of any Third Party;

(g) to the Knowledge of Tango, no Third Party is infringing or misappropriating any of the Target Discovery Platform Technology, nor has Tango received any written notice regarding such infringement, violation, or misappropriation;

(h) Tango has not entered into a government funding relationship that would result in rights to any Target Discovery Platform Technology residing in the US Government, National Institutes of Health, National Institute for Drug Abuse, or other agency, and the licenses granted hereunder are not subject to overriding obligations to the US Government as set forth in Public Law 96-517 (35 U.S.C. 200-204) or any similar obligations under the laws of any other country;

(i) Tango has provided Gilead true, correct, and complete copies of each Tango Third Party Agreement. Each such Tango Third Party Agreement is in full force and effect, and there has been no Default of or under any such Tango Third Party Agreement as a result of any action or omission of Tango or its Affiliates or, to the Knowledge of Tango, the actions or omissions of any Third Party. Tango has not waived any material rights under any such Tango Third Party Agreement;

(j) all of Tango employees, officers, and consultants who have been involved with the development of Target Discovery Platform Technology have executed agreements requiring assignment to Tango of all inventions made during the course of and as the result of their association with Tango, free from Encumbrances, and obligating the individual to maintain as confidential Tango’s Confidential Information and Gilead’s Confidential Information;

(k) (a) neither Tango nor, to the Knowledge of Tango, any employee, agent, or subcontractor of Tango involved or to be involved in the activities contemplated hereunder has been debarred under subsection (a) or (b) of Section 306 of the Act; (b) no Person who is known by Tango to have been debarred under subsection (a) or (b) of Section 306 of the Act shall be employed by Tango in the performance of any activities hereunder; and (c) to the Knowledge of Tango, no Person on any of the FDA clinical investigator enforcement lists (including the (i) Disqualified/Totally Restricted List, (ii) Restricted List, and (iii) Adequate Assurances List) shall participate in the performance of any activities hereunder;

(l) Tango has maintained intellectual property protection guidelines within its organization, and there has not been any unauthorized disclosure of the Tango Technology to any Third Party;

(m)   all activities conducted by or on behalf of Tango with respect to the Target Discovery Platform have been conducted in accordance with Applicable Laws and regulations, including GLP (as applicable), in all material respects; and

(n) Tango has responded in good faith to all of Gilead’s written requests for materials and information in connection with Gilead’s due diligence efforts with respect to this Agreement, and it has no Knowledge of any failure to disclose to Gilead any fact or circumstance known to Tango and relating to any of the Target Discovery Platform Technology that would be reasonably expected to be material to Gilead in connection with this Agreement or the transactions contemplated herein.

13.2.2 Disclosure Date. Except as set forth on Schedule 13.2.2, Tango represents and warrants to Gilead, as of each Disclosure Date (other than the Target Validation Disclosure Date) with respect to a Target, that:

(a) Schedule 13.2.2(a) sets forth a complete and accurate list of all Tango Patent Rights (including whether such Tango Patent Rights are owned or otherwise Controlled by Tango) as of such Disclosure Date that Cover such Target or the development, manufacture, use or commercialization of a compound, molecule or product Directed To such Target, and, in the case of licensed Tango Patent Rights, a reference to the relevant Tango Third Party Agreement;

(b) Tango directly, or through its wholly-owned subsidiaries, is the sole and exclusive owner of, or otherwise Controls, each of the Tango Patent Rights set forth on Schedule 13.2.2(a), and, with respect to all Tango Patent Rights set forth on Schedule 13.2.2(a) that are solely owned by Tango, is listed in the appropriate patent registries as the sole and exclusive owner of record for each registration, grant, and application set forth on Schedule 13.2.2(a) and such owned Tango Patent Rights are free from Encumbrances;

(c) other than the Tango Technology, there are no Patent Rights or Know-How Controlled by Tango which are necessary or reasonably useful for the exploitation of the applicable Target or the development, manufacture or commercialization of any compound, molecule or product Directed To such Target, excluding any Additional Active which is, or may be, included in a Combination Product;

(d) each named inventor with respect to the Tango Patent Rights set forth on Schedule 13.2.2(a) has properly assigned his or her invention(s) to Tango or, to the Knowledge of Tango, the applicable Third Party licensor under the applicable Tango Third Party Agreement;

(e) the issued Tango Patent Rights set forth on Schedule 13.2.2(a) for such Target are (i) to the Knowledge of Tango, valid and enforceable and (ii) without any challenges, oppositions, interference, or other similar claims or proceedings (including any such proceeding alleging that such Tango Patent Rights are invalid or unenforceable), pending or threatened;

(f)   Tango and, to the Knowledge of Tango, each Third Party licensor has prosecuted and maintained all patent applications within the Tango Patent Rights set forth on Schedule 13.2.2(a) for such Target in good faith and complied with all duties of disclosure with respect thereto;

(g) all application, registration, maintenance, and renewal fees due with respect to all Tango Patent Rights set forth on Schedule 13.2.2(a) for such Target have been paid and all necessary documents and certificates have been filed with the relevant patent registries for the purpose of maintaining such Tango Patent Rights;

(h) Tango has the right to grant to Gilead the licenses and rights under Section 5.1 that it purports to grant hereunder upon the Target Selection Effective Date with respect to such Target, and there are no claims, judgments, or orders in effect that would be reasonably expected to adversely affect or restrict Tango’s ability to grant such licenses or rights;

(i) Tango has not granted rights to any Third Party under the Tango Technology that conflict with the rights granted to Gilead hereunder with respect to such Target;

(j) to the Knowledge of Tango, the manufacture or commercialization of the lead compound, molecule or product Directed To such Target (if conducted as of such Disclosure Date) will not infringe the Patent Rights or misappropriate the trade secrets, Know-How or other proprietary rights of any Third Party;

(k) to the Knowledge of Tango, no Third Party is infringing or misappropriating any of the Tango Technology relating to such Target, nor has Tango received any written notice regarding such infringement, violation, or misappropriation;

(l) Tango has not entered into a government funding relationship that would result in rights to any Tango Technology relating to such Target residing in the US Government, National Institutes of Health, National Institute for Drug Abuse, or other agency, and the licenses granted hereunder are not subject to overriding obligations to the US Government as set forth in Public Law 96-517 (35 U.S.C. 200-204) or any similar obligations under the laws of any other country;

(m)   Tango has provided Gilead true, correct, and complete copies of each Tango Third Party Agreement applicable to such Target. Each such Tango Third Party Agreement is in full force and effect, and there has been no Default of or under any such Tango Third Party Agreement as a result of any action or omission of Tango or its Affiliates or, to the Knowledge of Tango, the actions or omissions of any Third Party. Tango has not waived any material rights under any such Tango Third Party Agreement;

(n) there are no royalties, fees, honoria, or other payments payable by Tango that will be passed through to Gilead or any of its Affiliates or sublicensees by reason of the exercise of the License with respect to the applicable Target, except as set forth in the Tango Third Party Agreements.

(o) all activities conducted by or on behalf of Tango under this Agreement with respect to such Target have been conducted in accordance with Applicable Laws and regulations in all material respects; and

(p) all Third Party Subcontractors utilized by Tango with respect to such Target have entered into written agreements with Tango for the performance of activities with respect to the Target in compliance with this Agreement, and all such Subcontractors’ activities with respect to such Target have been conducted in accordance with this Agreement.

13.3 Covenants by Tango. Tango covenants and agrees that:

13.3.1 it shall not grant or assign any right, title or interest in the Target Discovery Platform Technology or the Tango Technology which is inconsistent with the terms and conditions of this Agreement or which would materially diminish the scope or exclusivity of any license granted to Gilead hereunder under any Tango Technology or Gilead’s other rights hereunder, in each case, without Gilead’s prior written consent, such consent not to be unreasonably withheld;

13.3.2 it shall: (a) maintain Control of (i) all Target Discovery Platform Technology during the Research Term and (ii) all Tango Technology licensed or sublicensed to Gilead under each Tango Third Party Agreement; and (b) not terminate, breach, or otherwise Default under any Tango Third Party Agreement in a manner that would permit the counterparty thereto to terminate such Tango Third Party Agreement or otherwise materially diminish the scope or exclusivity of any license granted thereunder to Gilead under any Tango Technology;

13.3.3 it shall obtain any assignments, licenses or sublicenses of Third Party intellectual property rights (including patent licenses or sublicenses) necessary for Tango to utilize the Target Discovery Platform to perform its obligations under the Research Plan;

13.3.4 if Tango receives notice of an alleged Default by Tango or any of its Affiliates under any Tango Third Party Agreement, where termination of such Tango Third Party Agreement or any material diminishment of the scope or exclusivity of any license granted thereunder to Gilead under the Tango Technology is being or could be sought by the counterparty or result from such Default, then Tango shall promptly, but in no event less than [***] thereafter, provide written notice thereof to Gilead;

13.3.5 it shall not modify, amend, or terminate any Tango Third Party Agreement, or exercise, waive, release, or assign any rights or claims thereunder in any manner which would materially diminish the scope or exclusivity of any license granted thereunder to Gilead under any Tango Technology without obtaining Gilead’s prior written consent;

13.3.6 all of Tango’s employees, officers, and consultants who shall perform activities under this Agreement have executed or will execute agreements or have existing obligations under Applicable Laws requiring assignment to Tango of all inventions made during the course of the Research Collaboration and as the result of their association with Tango, free from Encumbrances, and obligating the individual to maintain as confidential Tango’s Confidential Information and Gilead’s Confidential Information;

13.3.7 if, at any time after execution of this Agreement, Tango becomes aware that it or any employee, agent, or subcontractor of Tango who participated, or is participating, in the performance of any activities under the Research Collaboration is on, or is being added to, the FDA Debarment List, it shall provide written notice of this to Gilead within [***] of its becoming aware of such fact;

13.3.8 it shall perform all activities under this Agreement in compliance with all Applicable Laws and regulations, including GLP (as applicable), and those relating to the conduct of Clinical Trials, animal testing, biotechnological research, and the handling and containment of biohazardous materials, and Applicable Laws relating to health, safety, and the environment, fair labor practices, and unlawful discrimination; and

13.3.9 it shall maintain sufficient security systems and intellectual property protection guidelines within its organization equivalent to international industry standards and qualified to avoid any unauthorized disclosure of intellectual property rights, including Know-How, to any Third Party.

13.4 Representations and Warranties and Covenants by Gilead. Gilead represents and warrants to Tango, as of the Amendment Date, and covenants and agrees, as applicable, that:

13.4.1 Gilead has the right to grant to Tango the licenses and rights under Section 5.2 that it purports to grant hereunder;

13.4.2 Gilead has not granted, and will not grant during the Term, rights to any Third Party under the Co-Detail Technology (including all Patent Rights and intellectual property rights therein) that conflict with the rights granted to Tango hereunder;

13.4.3 (a) neither Gilead nor, to the knowledge of Gilead, any employee, agent, or subcontractor of Gilead to be involved in the activities contemplated under hereunder has been debarred under subsection (a) or (b) of Section 306 of the Act; (b) no Person who is known by Gilead to have been debarred under subsection (a) or (b) of Section 306 of the Act shall be employed by Gilead in the performance of any activities hereunder; and (c) to the knowledge of Gilead, no Person on any of the FDA clinical investigator enforcement lists (including the (i) Disqualified/Totally Restricted List, (ii) Restricted List, and (iii) Adequate Assurances List) shall participate in the performance of any activities hereunder;

13.4.4 all of Gilead’s employees, officers, and consultants who shall perform activities under this Agreement have executed or will execute agreements or have existing obligations under Applicable Laws requiring assignment to Gilead of all inventions made during the course of the Research Collaboration and as the result of their association with Gilead, free from Encumbrances, and obligating the individual to maintain as confidential Gilead’s Confidential Information and Tango’s Confidential Information;

13.4.5 if, at any time after execution of this Agreement, Gilead becomes aware that it or any employee, agent, or subcontractor of Gilead who participated, or is participating, in the performance of any activities hereunder is on, or is being added to, the FDA Debarment List, it shall provide written notice of this to Tango within [***] of its becoming aware of such fact; and

13.4.6 it shall perform all activities under this Agreement in compliance with all Applicable Laws and regulations, including GLP (as applicable), and those relating to the conduct of Clinical Trials, animal testing, biotechnological research, and the handling and containment of biohazardous materials, and Applicable Laws relating to health, safety, and the environment, fair labor practices, and unlawful discrimination.

13.5 Limitation. NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, THAT ANY OF THE RESEARCH, DEVELOPMENT OR COMMERCIALIZATION EFFORTS WITH RESPECT TO ANY TARGET OR PRODUCT WILL BE SUCCESSFUL.

13.6 No Other Warranties. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, EACH PARTY EXPRESSLY DISCLAIMS ANY AND ALL REPRESENTATIONS OR WARRANTIES OF ANY KIND WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT, EITHER EXPRESS OR IMPLIED, INCLUDING ANY WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

14. INDEMNIFICATION AND LIABILITY

14.1 Indemnification by Tango. Tango shall indemnify, defend (subject to Section 14.3) and hold Gilead and its Affiliates, and their respective officers, directors, employees, contractors, agents and assigns (each, a “Gilead Indemnified Party”), harmless from and against losses, expenses, fees, damages and liability of any nature, including reasonable legal expenses and attorneys’ fees (collectively, “Losses”), to which any Gilead Indemnified Party may become subject as a result of any Third Party demands, claims, suits, actions, proceedings, causes of action, or judgments (“Third Party Claims”) against any Gilead Indemnified Party: (a) arising or resulting directly from activities conducted by or on behalf of Tango or any of its Related Parties pursuant to the Research Collaboration; (b) arising or resulting from the research, development, manufacture or commercialization of Tango Products by or on behalf of Tango or its Related Parties; (c) arising or resulting from the negligence or willful misconduct of Tango or any of its Related Parties under this Agreement; or (d) arising or resulting from the breach by Tango of any term in, or the covenants, warranties, representations made by Tango to Gilead under, this Agreement. Tango’s obligations to so indemnify and hold the Gilead Indemnified Parties harmless shall not apply to the extent that such Third Party Claims arise from the material breach of this Agreement by, or the negligence or willful misconduct of, Gilead or any of its Related Parties.

14.2 Indemnification by Gilead. Gilead shall indemnify, defend (subject to Section 14.3) and hold Tango and its Affiliates, and their respective officers, directors, employees, contractors, agents and assigns (each, a “Tango Indemnified Party”), harmless from and against Losses to which any Tango Indemnified Party may become subject as a result of any Third Party Claims against any Tango Indemnified Party (including product liability claims): (a) arising or resulting directly from activities, if any, conducted by or on behalf of Gilead or any of its Related Parties pursuant to the Research Collaboration; (b) arising or resulting from the research, development, manufacture or commercialization of Gilead Products (other than Co-Detail Products) by or on behalf of Gilead or its Related Parties; (c) arising or resulting from the negligence or willful misconduct of Gilead or any of its Related Parties under this Agreement; or (d) arising or resulting from the breach by Gilead of any term in, or the covenants, warranties, representations made by Gilead to Tango under, this Agreement. Gilead’s obligations to so indemnify and hold the Tango Indemnified Parties harmless shall not apply to the extent that such Third Party Claims arise from the material breach of this Agreement by, or the negligence or willful misconduct of, Tango or any of its Related Parties.

14.3 Indemnification Procedure.

14.3.1 Any Gilead Indemnified Party or Tango Indemnified Party seeking indemnification hereunder (“Indemnified Party”) shall notify the Party against whom indemnification is sought (“Indemnifying Party”) in writing reasonably promptly after the assertion against the Indemnified Party of any Third Party Claim with respect to which the Indemnified Party intends to base a claim for indemnification hereunder, but the failure or delay to so notify the Indemnifying Party shall not relieve the Indemnifying Party of any obligation or liability that it may have to the Indemnified Party except to the extent that the Indemnifying Party demonstrates that its ability to defend or resolve such Third Party Claim is adversely affected thereby.

14.3.2 Subject to Section 14.3.3, the Indemnifying Party shall have the right, upon providing notice to the Indemnified Party of its acceptance of responsibility to indemnify the Indemnified Party and its intent to do so within [***] after receipt of the notice from the Indemnified Party of any Third Party Claim, to assume the defense and handling of such Third Party Claim, at the Indemnifying Party’s sole expense.

14.3.3 The Indemnifying Party shall select counsel reasonably acceptable to the Indemnified Party in connection with conducting the defense and handling of such Third Party Claim, and the Indemnifying Party shall defend or handle the same in consultation with the Indemnified Party, and shall keep the Indemnified Party timely apprised of the status of such Third Party Claim. The Indemnifying Party shall not, without the prior written consent of the Indemnified Party, agree to a settlement of any Third Party Claim which imposes any liability or obligation on the Indemnified Party other than financial obligations which are fully assumed by the Indemnifying Party, would involve any admission of wrongdoing on the part of the Indemnified Party, or does not include a release of all claims against the Indemnified Party. The Indemnified Party shall cooperate with the Indemnifying Party (at the Indemnifying Party’s request and subject to reimbursement of associated out-of-pocket expenses by the Indemnifying Party), shall be entitled to participate in the defense and handling of such Third Party Claim with its own counsel and at its own expense and shall not make any admission or other communication regarding such Third Party Claim or agree to a settlement of any Third Party Claim without the consent of the Indemnifying Party.

14.4 Special, Indirect and Other Losses. NEITHER PARTY NOR ANY OF ITS AFFILIATES SHALL BE LIABLE UNDER THIS AGREEMENT FOR SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS SUFFERED BY THE OTHER PARTY, EXCEPT FOR LIABILITY INCURRED AS A RESULT OF: (A) BREACH OF ARTICLE 9, SECTION 5.5 OR SECTION 5.6; OR (B) A PARTY’S GROSS NEGLIGENCE, INTENTIONAL MISCONDUCT, OR FRAUD. NOTHING IN THIS SECTION 14.4 IS INTENDED TO OR SHALL LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER SECTION 14.1 OR SECTION 14.2.

14.5 Insurance.

14.5.1 Insurance Maintained by Tango. During the Term, Tango shall have and maintain in full force and effect, at its own expense, insurance coverage to include commercially purchased insurance in accordance with the following:

(a) Commercial general liability insurance, including personal and advertising injury, with limits of liability not less than [***] USD ($[***]) per occurrence and [***] USD ($[***]) in the aggregate. General liability limit requirements may be satisfied by a combination of primary and umbrella or excess liability insurance coverage;

(b) Workers’ compensation insurance in compliance with Applicable Laws (including the local law requirements of the state or jurisdiction in which the work is to be performed). Employer’s liability insurance in amounts not less than [***] USD ($[***]) for each of (A) bodily injury by accident (each accident), (B) bodily injury by disease (policy limit), and (C) bodily injury by disease (each employee). Where permitted by Applicable Laws, such policies shall contain a waiver of the insurer’s subrogation rights against Gilead; and

(c) Automobile liability insurance for bodily injury, property damage and automobile contractual liability covering all owned, hired and non-owned automobiles with a combined single limit of liability for each accident of not less than [***] USD ($[***]).

14.5.2 Insurance Maintained by Gilead. During the Term, Gilead shall have and maintain in full force and effect, at its own expense, insurance coverage to include:

(a) Commercially purchased insurance in accordance with the following:

(i)   Commercial general liability insurance, including personal and advertising injury, with limits of liability not less than [***]USD ($[***]) per occurrence and [***] USD ($[***]) in the aggregate. General liability limit requirements may be satisfied by a combination of primary and umbrella or excess liability insurance coverage;

(ii) Workers’ compensation insurance in compliance with Applicable Laws (including the local law requirements of the state or jurisdiction in which the work is to be performed). Employer’s liability insurance in amounts not less than [***] USD ($[***]) for each of (A) bodily injury by accident (each accident), (B) bodily injury by disease (policy limit), and (C) bodily injury by disease (each employee). Where permitted by Applicable Laws, such policies shall contain a waiver of the insurer’s subrogation rights against Tango; and

(iii) Automobile liability insurance for bodily injury, property damage and automobile contractual liability covering all owned, hired and non-owned automobiles with a combined single limit of liability for each accident of not less than [***] USD ($[***]); or

(b) Self-insurance substantially equivalent to the coverage described in Section 14.5.2(a).

14.5.3 Additional Requirements.

(a) Additional Insured. Tango shall name Gilead as an additional insured on the insurance policies maintained pursuant to Section 14.5.1(a) and Section 14.5.1(c), either by endorsement or blanket additional insured endorsement. Gilead shall name Tango as an additional insured on the insurance policies maintained pursuant to Section 14.5.2(a)(i) and Section 14.5.2(a)(iii), either by endorsement or blanket additional insured endorsement.

(b) Evidence of Insurance. Each Party will provide evidence of insurance maintained pursuant to this Section 14.5 on request of the other Party.

(c) Notice of Cancellation. Each Party will provide the other Party a notice of insurance policy cancellation in accordance with the provisions of the applicable insurance policy maintained pursuant to this Section 14.5.

(d) Policy Type. Insurance policies maintained pursuant to this Section 14.5 may be occurrence type. If policies maintained pursuant to this Section 14.5 are claims made, then insurance shall be maintained for at least [***] following expiration or termination of this Agreement.

(e) Insurance Carrier Rating. All insurance maintained pursuant to this Section 14.5 will be underwritten by companies with an AM best rating of at least A-VII.

15. GENERAL PROVISIONS

15.1 Assignment. Except as provided in this Section 15.1, this Agreement may not be assigned or otherwise transferred, nor may any right or obligation hereunder be assigned or transferred, by either Party without the consent of the other Party; provided, however, that (and notwithstanding anything elsewhere in this Agreement to the contrary) either Party may, without such consent, assign this Agreement and its rights and obligations hereunder in whole or in part: (a) to an Affiliate of such Party; (b) in connection with the transfer or sale of all or substantially all of its assets or business related to the subject matter of this Agreement; or (c) pursuant to a merger or consolidation (or similar transaction) of the assigning Party. Any attempted assignment not in accordance with this Section 15.1 shall be void; provided, that, during the Research Term, an assignment by Tango pursuant to Section 15.1(b) shall be subject to Gilead’s prior written consent, not to be unreasonably withheld, conditioned or delayed.

15.2 Extension to Affiliates. Except as expressly set forth otherwise in this Agreement, each Party shall have the right to extend the rights and obligations granted in this Agreement to one (1) or more of its Affiliates. All applicable terms and provisions of this Agreement, except this right to extend, shall apply to any such Affiliate to which this Agreement has been extended to the same extent as such terms and provisions apply to the Party extending such rights and obligations. The Party extending the rights and obligations granted hereunder shall remain primarily liable for any acts or omissions of any of its Affiliates.

15.3 Severability. Should one (1) or more of the provisions of this Agreement become void or unenforceable as a matter of Applicable Laws, then this Agreement shall be construed as if such provision were not contained herein and the remainder of this Agreement shall be in full force and effect, and the Parties will use their best efforts to substitute for the invalid or unenforceable provision a valid and enforceable provision which conforms as nearly as possible with the original intent of the Parties.

15.4 Governing Law; English Language. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and, to the extent applicable, the patent laws of the United States without reference to any rules of conflict of laws. This Agreement was prepared in the English language, which language shall govern the interpretation of, and any dispute regarding, the terms of this Agreement.

15.5 Dispute Resolution.

15.5.1 The Parties recognize that disputes as to certain matters may from time to time arise that relate to either Party’s rights or obligations hereunder, including the interpretation, alleged breach, enforcement, termination or validity of this Agreement (a “Dispute”). For clarity, Disputes shall not include matters within the JSC’s authority, which shall be resolved in accordance with Section 4.5, any Short-Form Dispute, which shall be resolved in accordance with Section 15.5.2, or any dispute with respect to a financial audit, which shall be resolved in accordance with Section 7.4.2. If a Dispute arises under this Agreement, and the Parties are unable to resolve such Dispute within [***] after such Dispute is first identified by either Party in writing to the other Party, the Parties shall refer such Dispute to the Executive Officers of the Parties for attempted resolution by good faith negotiations. If the Executive Officers are not able to resolve such Dispute within [***], then either Party shall be entitled to seek all available remedies, subject to Section 15.6. Notwithstanding the foregoing, and without waiting for the expiration of the time periods set forth above or elsewhere in this Agreement, each Party shall have the right to apply to any court of competent jurisdiction for appropriate interim or provisional relief, as necessary to protect its rights or property.

15.5.2 Any inability for the Parties to agree upon the [***] (each, a “Short-Form Dispute”) shall be finally determined by binding arbitration in accordance with this Section 15.5.2 by a single arbitrator, which arbitrator shall be neutral and independent of the Parties and all of their respective Affiliates, shall have significant experience and expertise in the development of [***]. Any such arbitration shall be administered by Judicial Arbitration and Mediation Services (“JAMS”) and shall be seated in New York, New York in accordance with the applicable JAMS Streamlined Arbitration Rules, except as expressly set forth herein. If the Parties are unable to agree on an arbitrator within [***] of request by a Party for arbitration, the arbitrator shall be selected by JAMS. Each Party to the arbitration shall prepare a written proposal setting forth its position with respect to the substance of the Short-Form Dispute. Without delaying the arbitration procedures, for a period not to exceed [***] commencing no later than [***] after the arbitrator has been selected, the Parties shall exchange and discuss the Parties’ respective written proposals in good faith in an effort to resolve the matter. The arbitrator shall select one of the requested proposals as her/his decision, and shall not have authority to render any substantive decision other than to so select the proposal of one of the Parties. If one Party does not submit to the arbitrator a written proposal setting forth its position within the time period established by the arbitrator therefor, the arbitrator shall select the other Party(ies)’ proposal. The costs of such arbitration shall be shared equally by the Parties, and each Party shall bear its own costs and expenses in connection with the arbitration. The Parties shall use good faith efforts to complete arbitration under this Section 15.5.2 within [***] following the initiation of such arbitration. The arbitrator shall establish reasonable additional procedures to facilitate and complete such arbitration within such [***] period. The existence of any arbitration and all submissions, correspondence and evidence relating to such arbitration shall constitute the Confidential Information of each Party, and this provision shall survive the termination of any arbitration.

15.6 Jurisdiction. The Parties hereby irrevocably submit to the exclusive jurisdiction of the Federal courts of the United States of America located in the State of New York (and, if such courts are unavailable, State courts of the State of New York), with respect to, subject to Section 15.5.1, any Dispute, the documents referred to in this Agreement, and the transactions hereby and thereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or thereof, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the Parties irrevocably agree that all claims with respect to such action, suit or proceeding shall be heard and determined in such Federal court or New York State court. The Parties hereby consent to and grant any such court jurisdiction over the person of such Parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 15.10 or in such other manner as may be permitted by Applicable Laws shall be valid and sufficient service thereof. With respect to any particular action, suit or proceeding, venue shall lie solely in United States District Court for the Southern District of New York located in New York City (or, if, and only if, such court does not have jurisdiction over the claim, the state courts of the State of New York located in New York City). A Party hereto may apply either to a court of competent jurisdiction for prejudgment remedies and emergency relief pending final determination of a claim pursuant to this Section 15.6.

15.7 Force Majeure. Neither Party shall be responsible to the other for any failure or delay in performing any of its obligations under this Agreement or for other nonperformance hereunder (excluding, in each case, the obligation to make payments when due) if such delay or nonperformance is caused by strike, fire, flood, earthquake, accident, war, act of terrorism, pandemic, act of God or of the government of any country or of any local government, or by any other cause unavoidable or beyond the reasonable control of any Party. In such event, the Party affected will use reasonable efforts to resume performance of its obligations as soon as possible and will keep the other Party informed of actions related thereto. If any such failure of delay in a Party’s performance hereunder continues for more than [***], the other Party may terminate this Agreement upon written notice to the delayed Party.

15.8 Waivers and Amendments. The failure of any Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition by the other Party. No waiver shall be effective unless it has been given in writing and signed by the Party giving such waiver. No provision of this Agreement may be amended or modified other than by a written document signed by authorized representatives of each Party.

15.9 Relationship of the Parties. Nothing contained in this Agreement shall be deemed to constitute a partnership, joint venture, or legal entity of any type between Tango and Gilead, or to constitute one as the agent of the other. Each Party shall act solely as an independent contractor, and nothing in this Agreement shall be construed to give any Party the power or authority to act for, bind, or commit the other Party. The Parties do not intend for this Agreement or any Joint Development and Co-Detail Agreement to be treated as a creating a partnership for taxation purposes.

15.10   Notices. All notices, consents or waivers under this Agreement shall be in writing and will be deemed to have been duly given when: (a) delivered in person; or (b) when delivered by registered letter or overnight courier by an internationally recognized overnight delivery service (receipt requested), in each case, to the appropriate addresses set forth below (or to such other addresses as a Party may designate by notice):

If to Tango:	Tango Therapeutics, Inc. 100 Binney Street, Suite 700 Cambridge, MA 02142

and	Wilson Sonsini Goodrich & Rosati 28 State Street Boston, MA 02109 Attention: Farah B. Gerdes, Esq.

If to Gilead:	Gilead Sciences, Inc. 333 Lakeside Drive Foster City, CA 94404 Attention: Alliance Management

and	Gilead Sciences, Inc. 333 Lakeside Drive Foster City, CA 94404 Attention: General Counsel

15.11   Further Assurances. Gilead and Tango hereby covenant and agree without the necessity of any further consideration, to execute, acknowledge and deliver any and all documents and take any action as may be reasonably necessary to carry out the intent and purposes of this Agreement.

15.12   Compliance with Law. Each Party shall perform its obligations under this Agreement in accordance with all Applicable Laws. No Party shall, or shall be required to, undertake any activity under or in connection with this Agreement which violates, or which it believes, in good faith, may violate, any Applicable Laws.

15.13   No Third Party Beneficiary Rights. This Agreement is not intended to and shall not be construed to give any Third Party any interest or rights (including any Third Party beneficiary rights) with respect to or in connection with any agreement or provision contained herein or contemplated hereby.

15.14   Entire Agreement. This Agreement sets forth the entire agreement and understanding of the Parties as to the subject matter hereof and supersedes all proposals, oral or written, and all other communications between the Parties with respect to such subject matter, including, for clarity, the Original Agreement, the Confidentiality Agreement and the [***] Letter Agreement. The Parties acknowledge and agree that, as of the Amendment Date, the Original Agreement is hereby terminated in its entirety, except to the extent set forth in Section 12.3 thereof, and all Confidential Information disclosed pursuant to the Original Agreement by a Party or any of its Affiliates shall be included in the Confidential Information subject to this Agreement and the Original Agreement is hereby superseded in its entirety by this Agreement; provided, that the foregoing shall not relieve any Person of any right or obligation accruing under the Original Agreement prior to the Amendment Date.

15.15   Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

15.16   Expenses. Except to the extent expressly provided herein, each Party shall pay its own costs, charges and expenses incurred in connection with the negotiation, preparation and performance of this Agreement.

15.17   Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective legal representatives, successors and permitted assigns.

15.18   Construction. The Parties hereto acknowledge and agree that: (a) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (b) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (c) the terms and provisions of this Agreement shall be construed fairly as to all Parties and not in a favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement.

15.19   Cumulative Remedies. No remedy referred to in this Agreement is intended to be exclusive unless explicitly stated to be so, but each shall be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available under law.

[Remainder of page left blank intentionally.]

IN WITNESS WHEREOF, the Parties intending to be bound have caused this Agreement to be executed by their duly authorized representatives.

TANGO THERAPEUTICS, INC.

By:	/s/ Barbara Weber
Name:	Barbara Weber
Title:	Chief Executive Officer

[Signature Page to Amended and Restated Research Collaboration and License Agreement]

IN WITNESS WHEREOF, the Parties intending to be bound have caused this Agreement to be executed by their duly authorized representatives.

GILEAD SCIENCES, INC.

By:	/s/ Andrew Dickinson
Name:	Andrew Dickinson
Title:	EVP, Chief Financial Officer

[Signature Page to Amended and Restated Research Collaboration and License Agreement]

EXHIBIT 1.73
DEVELOPMENT CANDIDATE OPT-IN POINT

[***]	[***]	[***]
[***]	● [***]	[***]
[***]	● [***]	[***]
[***]	● [***]	[***]

Exhibit 88.73

EXHIBIT 1.168
KNOWLEDGE

[***]

Exhibit 1.68

EXHIBIT 1.224
RESEARCH PLAN

[***]

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Exhibit 1.224

EXHIBIT 2.11.1
CERTAIN TANGO INDEPENDENT TARGETS

[***]

Exhibit 2.11.1

EXHIBIT 3.5.2
JOINT DEVELOPMENT AND CO-DETAIL TERMS

[***]

Exhibit 3.5.2